Eaton Vance Investment Trust

For the Funds:

(bullet) EV Marathon California Limited Maturity Municipals Fund

(bullet) EV Marathon Connecticut Limited Maturity Municipals Fund

(bullet) EV Marathon Florida Limited Maturity Municipals Fund

(bullet) EV Marathon Massachusetts Limited Maturity Municipals Fund

(bullet) EV Marathon Michigan Limited Maturity Municipals Fund

(bullet) EV Marathon New Jersey Limited Maturity Municipals Fund

(bullet) EV Marathon New York Limited Maturity Municipals Fund

(bullet) EV Marathon Ohio Limited Maturity Municipals Fund

(bullet) EV Marathon Pennsylvania Limited Maturity Municipals Fund

[LOGO: HOUSE]

Semi-Annual Shareholder Report
September 30, 1996



Table of Contents

Item                                                           Page

Six-month results                                                 3
President's letter to shareholders                                4
Portfolio Managers' Discussion                                  5-6
Management Reports:
EV Marathon California Limited Maturity Municipals Fund           7
EV Marathon Connecticut Limited Maturity Municipals Fund          8
EV Marathon Florida Limited Maturity Municipals Fund              9
EV Marathon Massachusetts Limited Maturity Municipals Fund       10
EV Marathon Michigan Limited Maturity Municipals Fund            11
EV Marathon New Jersey Limited Maturity Municipals Fund          12
EV Marathon New York Limited Maturity Municipals Fund            13
EV Marathon Ohio Limited Maturity Municipals Fund                14
EV Marathon Pennsylvania Limited Maturity Municipals Fund        15
Financial Statements                                             16

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



Information about your mutual fund investment


Results for the         Total Return    Dividends paid*                                    If your combined     The after-tax
six months ended        (Six months        by Fund         Fund NAV   Fund's distribution   federal & state    equivalent yield
September 30, 1996     ended 9/30/96)   (During period)   (9/30/96)     rate at 9/30/96       tax rate is...   you would need is:
--------------------------------------------------------------------------------------------------------------------------------
EV Marathon California
Limited Maturity
Municipals Fund-Class I     1.6%           $0.199          $10.04           3.96%               43.04%               6.95%

EV Marathon California
Limited Maturity
Municipals Fund-Class II    2.1%           $0.105          $10.04           4.69%               43.04%               8.23%

EV Marathon Connecticut
Limited Maturity
Municipals Fund             1.6%           $0.187           $9.82           3.77%               38.88%               6.17%

EV Marathon Florida
Limited Maturity
Municipals Fund-Class I     1.4%           $0.199          $10.11           3.94%               39.25%               6.49%

EV Marathon Florida
Limited Maturity
Municipals Fund-Class II    1.9%           $0.105          $10.11           4.66%               38.75%               7.61%

EV Marathon Massachusetts
Limited Maturity
Municipals Fund-Class I     1.4%           $0.192          $10.05           3.81%               43.68%               6.76%

EV Marathon Massachusetts
Limited Maturity
Municipals Fund-Class II    2.1%           $0.103          $10.05           4.54%               43.68%               8.06%

EV Marathon Michigan
Limited Maturity
Municipals Fund             1.9%           $0.194           $9.72           3.97%               41.44%               6.78%

EV Marathon New Jersey
Limited Maturity
Municipals Fund-Class I     1.8%           $0.196          $10.09           3.87%               40.21%               6.47%

EV Marathon Florida
Limited Maturity
Municipals Fund-Class II    2.3%           $0.103          $10.09           4.59%               40.21%               7.68%

EV Marathon New York
Limited Maturity
Municipals Fund-Class I     1.5%           $0.196          $10.10           3.84%               40.86%               6.49%

EV Marathon New York
Limited Maturity
Municipals Fund-Class II    2.0%           $0.103          $10.10           4.56%               40.86%               7.71%

EV Marathon Ohio
Limited Maturity
Municipals Fund             2.2%           $0.198           $9.86           4.06%%              40.80%               6.86%

EV Marathon Pennsylvania
Limited Maturity
Municipals Fund-Class I     1.5%           $0.202          $10.14           3.96%               47.43%               7.53%

EV Marathon Pennsylvania
Limited Maturity
Municipals Fund-Class II    2.2%           $0.107          $10.14           4.69%               46.42%               8.75%




*For Class II shares, dividends paid are for the period from the start of business, June 27, 1995, to September 30, 1996. +Combined federal and state tax rates for Florida and Pennsylvania will each vary with a change in distribution rate due to calculations that include each state's intangibles tax.

[GRAPHIC OF THE STATES CALIFORNIA, CONNECTICUT, FLORIDA,
MASSCHUSETTS, MICHIGAN, NEW JERSEY, NEW YORK, OHIO, AND PENNSYLVANIA OMITTED IN COLUMN SIX]



To Shareholders:

Following an upbeat 1995, the bond market encountered difficulty in the first half of 1996, as the investment climate changed dramatically.

The year started favorably enough, with the Federal Reserve lowering the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. Investors' optimism was short-lived, however, as Fed Chairman Alan Greenspan suggested in his spring Congressional testimony that, in light of current economic growth, the next move in rates would likely be higher. Subsequent employment data showed that job creation was exceeding market estimates and that the labor market was indeed tightening.

While job growth has cooled in recent months from the blistering pace set early in the year, the economy has nonetheless failed to give a clear indication of its long-term direction. Accordingly, the Federal Reserve has effectively put its monetary policy on hold.

Despite the uncertainty in the market, there are several reasons we believe an investment in municipal bonds continues to represent good value for tax-conscious investors. First, while turning in somewhat faster growth than expected, the nation's economy remains subdued. GDP grew at a revised 4.8% rate in the second quarter - a relatively strong showing - but was followed by a 2.2% growth rate in the third quarter, according to preliminary figures. Interestingly, recent indicators, including the Federal Reserve's "beige book," an anecdotal regional economic survey, suggest a possible slowdown in the first half of 1997. Most importantly, by most measures, inflation remains well under control.

Second, whatever the outcome of the various tax cut proposals that have marked the campaigns of both major political parties, it is certain that the tax structure will remain sharply progressive. That means that municipal bonds should retain their relative value.

[GRAPHIC OMITTED TAX-EXEMPT BONDS YIELD CHART]

Tax-exempt bonds yield 81% of Treasury yields

30-yr. AAA Gerneral
Obligation (GO) Bonds*            5.61%

Taxable equivalent yield
of investment for couple
in 36% tax bracket                8.77%

30-year Treasury Bonds            6.92%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.
*GO yield is a compilation of a representative variey of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of September 30, 1996.
Past performance is no guarnatee of future results.
Source: Bloomberg, L.P.

Third, on the budget front, the deficit has been reduced significantly. At present, the deficit as a percentage of GDP is the smallest of all industrialized nations, alleviating near-term borrowing needs.

Finally, and perhaps most important, the tax burden of our citizens is still extraordinarily high. Municipal bonds remain the best way for most individuals to relieve that burden and keep more of what they work so hard to earn.We believe that, despite the occasional market fluctuations, a steadfast, long-term outlook is the best way to reap the advantages of tax-free investing.
Sincerely,

/S/ Thomas J. Fetter

Thomas J. Fetter
President
November 10, 1996

[PHOTO OF THOMAS J. FETTER OMITTED]



Management Discussion

[PHOTO OF RAYMOND E. HENDER OMITTED]

An interview with Raymond E. Hender, Vice President, and William H. Ahern, Vice President, Portfolio Managers of the Limited Maturity
Municipals Portfolios.

Q. Ray, how would you describe the bond market in recent months?

Mr. Hender: Volatility has certainly been the hallmark of the bond market for much of the year. Many investors had been anticipating a slowdown in the second half of the year. However, the economy not only maintained its momentum, but proved a bit stronger than expected. For example, third quarter GDP rose 2.2%, following a 4.6% surge in the second quarter attributed to a rebuilding of inventories by business. The economy's strength in the face of weaker expectations has contributed to the bond market's increasing volatility during the year.

Q. Bill, why has the market been unable to settle on one direction?

Mr. Ahern: The employment reports in March and April started the ball rolling, with much stronger-than-expected job data. However, no sooner had the market digested that information, than we again saw some anecdotal signs of weakness. That pattern continued through the period. Finally, prior to the Fed's most recent Open Market Committee meeting in September, the market anticipated that the Fed would elect to raise interest rates. Defying expectations, the Fed decided to stand pat. Actually, the mere threat of a Fed rate hike had caused the market to adjust, eliminating the need for Fed action. In any event, the market's expectations contributed to the volatility throughout the period and made this a fairly difficult investment environment. That's been as true of the municipal market as it has of the Treasury market.

Q. How would you characterize supply and demand in the municipal market?

Mr. Hender: Municipal supply has been relatively light but on a par with reduced demand. With a strong stock market for much of the year, investors have generally focused less on fixed-income vehicles. Much of the municipal supply has consisted of insured bonds, which made the municipal market more generic in nature. By that, I mean that quality spreads - the yield difference between bonds of varying quality
- have diminished. That has made it considerably more difficult to find bargains in the investment grade segment of the market.

Q. What changes have you made to the Portfolios in recent months?

Mr. Hender: We've made several shifts in the past several months.
First, we've extended the durations of the Portfolios beyond the mid-point of our range. Recent signs point to a weakening of the economy at some point, either in the fourth quarter of this year or some time early next year. By extending duration - a measure of responsiveness to interest rate changes - we are increasing the Portfolios' exposure to a potential market rally. Second, we've added more aggressive coupons to the Portfolios by trading current and premium coupon bonds for discount bonds. Typically, discounts have greater potential for capital appreciation in a stable-to-lower interest rate environment. Finally, we've improved the Portfolios' call protection, which also tends to improve upside potential.

Mr. Ahern: In a generic market like this, we've also redoubled our efforts in the non-rated segment of the market. While the Portfolios remain highly diversified, our selective use of non-rated bonds should provide new opportunities. In those efforts, we benefit from the depth and ample resources of the Eaton Vance research department.

Q. That's an interesting point. Could you focus briefly on Eaton
Vance's municipal research department?

Mr. Ahern: At Eaton Vance, we maintain a strong research effort that provides a continuous flow of information between our analysts and our portfolio managers. We have analysts dedicated to each state as well as to various industry sectors, such as electric utilities, co-generation facilities, or transportation projects. By having analysts dedicated to these various sectors and states, we can be assured of full coverage of the important developments within those areas and know that our standards are applied uniformly. That is particularly critical in assessing non-rated bonds or lower-rated bonds.



[PHOTO OF WILLIAM H. AHERN OMITTED]

Q. Why is that so important today?

Mr. Hender: As Bill indicated earlier, the market is increasingly generic, with insured bonds representing a growing percentage of new issuance. Therefore, we are looking at non-rated bonds to find value and attractive new yield opportunities. Our analysts visit hundreds of company, state, local, and agency officials annually. They also maintain close contact with outside research sources and major credit ratings agencies to monitor the fiscal progress of state and local issuers. This in-depth research is helpful in determining which bonds may present good opportunities, and, conversely, which do not meet our criteria.

Q. How would you assess the current market from a credit standpoint?

Mr. Ahern: From a credit standpoint, this has been a relatively calm period. Unlike recent years, which saw a number of credit disappointments, such as the difficulties in Orange County, the fiscal health of states and municipalities has improved somewhat in the current economic environment. State and local budgets have clearly benefited from lower interest rates. And employment growth - while certainly not robust - has helped boost tax revenues at the state level. Every new job created provides additional tax revenue, and in many cases, helps reduce spending on social services. That has created a better credit climate.

Q. Have you made many sector changes to the Portfolios?

Mr. Hender: There has not been much change in terms of sectors. As Bill indicated, the states have done fairly well in the past year, and, as a result, the general obligation sector has been fairly stable. Elsewhere, we continue to monitor the electric utility sector closely. Deregulation, together with wholesale and retail wheeling - the sale of power to customers in other service areas - is certain to radically alter that industry. In the health care sector, we have upgraded the quality of our hospital holdings, focusing increasingly on the large, well-managed systems that should fare well in a changing health care scene.

Mr. Ahern: We've also favored several subsets of health care, including continuing care communities and nursing homes. These alternative-care facilities are beneficiaries of the nation's aging population as well as the push in the political arena to find more effective and less costly ways to deliver high-quality health care. Finally, we have been increasingly selective in the solid waste sector. The New Jersey court mandates initially sent shockwaves through the entire solid waste sector. But the market is once again focusing on the underlying fundamentals of individual projects and we have limited our exposure to those that we view as the strongest.

Q. Looking ahead, what is your outlook for the market?

Mr. Hender: Predicting the direction of interest rates with any degree of certainty is difficult. I would, however, agree with the consensus that the economy is likely to weaken in the near-term. The major question is whether the sharp employment growth of this year will fuel inflation. If inflation does not result, we are likely to see a stable-to-lower interest rate scenario. That should be a favorable backdrop for the overall bond market.

In the municipal bond market, the vast majority of refunding has been completed. Therefore, the market is not likely to suffer from severe supply pressures in the coming year. That's important because there should then be a good balance between supply and demand.
Naturally, past trends don't always provide a clue to future performance. But intermediate-term municipal bonds should continue to offer yields that are over 80% of taxable yields, according to Bloomberg Financial. In my view, that illustrates the continuing degree of value in this segment of the municipal market. And for investors who want to enjoy the benefits of tax-free income while limiting their volatility and exposure to interest rate risk, the intermediate-term sector of the market still merits close attention.



EV Marathon California Limited Maturity Municipals Fund

The State of the State: California

California's economy has had a difficult time since it was hit by the recession of 1991-1992. Total state employ-ment just recently reached the pre-recession peak of 14.5 million recorded in mid-1990. Employment growth, however, has been sporadic. Annualized growth this year has ranged from 2.0% to 2.5%. In 1994, the state added 256,000 jobs, but only 89,000 in 1995. Much of the job growth has taken place in the San Francisco Bay Area, where employment in business services has increased 17% in the past year. By contrast, unemployment in the Los Angeles Area was 7.25%, a slight increase over the same 12-month period. Overall, the state's unemployment remained well above the national average. Wages have fallen somewhat, indicating the continuing effects of job losses in the aerospace industry.

Financially, California's tax revenues have improved with the recovery, but the state remains burdened with struc-tural budget problems - most notably, an increase in school funding and mandatory criminal sentencing. Should revenues decline, these legislated programs could have an adverse effect on the budget.

Nevertheless, the overall economic picture in California has brightened enough to warrant a rating increase from "A" to "A+" by Standard & Poor's.

[GRAPHIC OF THE STATE CALIFORNIA OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                     29
Average quality                      AA
Investment grade                   100%
Effective maturity                 5.27 yrs.

Largest sectors:
Escrowed/prerefunded              21.8%
Insured hospital revenue          18.5*
Education                          7.4
Electric utility                   6.3
Insured lease revenue/COPs         5.2*

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF BUILDING OMITTED]

Your Investment at Work:
San Bernardino, CA
Joint Power Financing Authority
Lease Revenue Bond

The California Department of Transportation builds and maintains the state's highway system. The proceeds of this bond issue were used to build an office building and parking facility in San Bernardino for the use of Department employees. The new building will allow the Department to consolidate 1,200 employees currently working in higher-priced, rented buildings.

The bonds, rated A by Moody's and Standard & Poor's, respectively, have a 5.4% coupon and are expected to benefit from California's continued rebound from recession. California has regained all of the jobs lost from the recession of the early 1990s and has successfully diversified from the aerospace and defense industries into entertainment, electronics and apparel. The Department of Transportation will be responsible for making the lease payments that back interest payments on the bonds.

The Portfolio's Five Largest Holdings:*

Loma Linda, CA
Hospital Revenue Bonds (MBIA)
Aaa/AAA   5.00%    12/1/13

San Bernadino, CA
Certificates of Participation
NR/AAA   7.00%    8/1/28

California Health Facilities Financing Authority
Catholic Health West (AMBAC)
Aaa/AAA   5.00%    7/1/14

California Health Facilities Authority
Sisters of Providence
A1/AA-   7.5%    10/1/10

The City of Los Angeles
Wastewater System
A1/A   6.90%    6/1/08

*By market value as of September 30, 1996.



EV Marathon Connecticut Limited Maturity Municipals Fund

The State of the State: Connecticut

Unemployment in Connecticut has fallen sharply in the past year, as employment growth has outpaced that of the nation as a whole. There are 9,000 fewer people on the state's jobless rolls. Non-farm job growth has resulted in a gain of more than 13,000 jobs during that period, with the largest increases in the service and trade areas. The construction, retail and finance sectors were particularly strong, with government hiring also adding to the state's momentum. The construction sector has enjoyed a rebound, with the number of construction contracts more than doubling in the past year and reaching their highest level since 1987. Manufacturing employment continued to register a loss, marking the twelfth consecutive year of decline. Personal income for state residents is up 1.9%, according to the state's Department of Labor. The improved economy has eased some of the state's fiscal pressures. Total tax collections are running more than 9% above the fiscal year 1995 level of $6.8 billion, driven primarily by an increase in personal income tax collections. However, the state's accumulated deficit must still be addressed.

[GRAPHIC OF STATE OF CONNECTICUT OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                          31
Average quality                          AA-
Investment grade                        100%
Effective maturity                      9.30 yrs.

Largest sectors:
General obligations                    14.0%
Insured hospitals                      13.7*
Insured general obligations            11.4*
Education                              11.1
Housing                                 7.1

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF GRADUATION CAP OMITTED]

Your investment at work:
Connecticut Health & Educational Facilities Authority
Fairfield University

Fairfield University is a private university established in 1942 and located in Fairfield, in southwestern Connecticut. The school has a current enrollment of approximately 3,200 full-time undergraduate and graduate students and 1,700 part-time undergraduate, graduate and continuing education students. This bond was issued in 1994 to help fund new construction, renovations, and improvements to a number of facilities on the Fairfield campus, including: the renovation of Canisius Hall, an academic facility; the construction of new athletic locker facilities; the installation of computer rnetwork wiring in dormitories; and various repairs to buildings and equipment. The bond is rated Baa1/BBB+ by Moody's and S&P, and is a good example of the Portfolio's efforts to find value and attractive yield opportunities among lower-rated investment-grade bonds.

The Portfolio's Five Largest Holdings*

Connecticut State Airport Bonds
Bradley International Airport (FGIC)
Aaa/AAA   7.40%    10/1/04

State of Connecticut
Health Education Finance Authority
Fairfield University
Baa1/BBB+   6.90%    7/1/14

Connecticut Housing Finance Authority
Aa/AA   6.9%    11/15/99

State of Connecticut
Health Education Facilities Authority
New Britain Hospital
NR/BBB-   7.50%    7/1/06

Connecticut Development Authority
Frito-Lay Project
A2/NR   6.375%    7/1/04

*By market value as of September 30, 1996.



EV Marathon Florida Limited Maturity Municipals Fund

The State of the State: Florida

Florida's economy has grown steadily since 1993, led by a strong service sector which comprises over one-third of the state's employment and consists mainly of health and business services. Total employment increased by 5% from 1993 to 1995, and the unemployment rate decreased from 8.2% in 1992 to 5.2% at the end of the second quarter of 1996. Other strong sectors include construction and trade which, along with service, account for two-thirds of employment in Florida. Tourism was hit hard by the recession in the early 1990s, but has rebounded strongly in the past few years. The tourism industry provides the foundation for much of the state's economy and is expected to grow by 4.3% through fiscal 1997, according to Standard & Poor's.

Though dependent on a cyclical 6% sales and use tax, Florida's finances are well managed, and the state maintains a healthy working capital reserve. Governor Chiles has proposed bond issuance totalling $1.14 billion for fiscal 1997, which will provide funding in four main areas: Public Education, Environmental Preservation, Right-of-Way Acquisition, and Prison and Detention. As required by law, all bond issues must be backed by a specific revenue stream to receive the "full faith and credit" approval from the Florida state government.


[GRAPHIC OF THE STATE FLORIDA OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                       56
Average quality                        AA
Investment grade                     98.5%
Effective maturity                    8.31 yrs.

Largest sectors:
Escrowed                             21.3%
General obligations                  18.1
Utility                               9.9
Insured hospital                      9.3*
Insured transportation                7.6*

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF TREE OMITTED]


Your investment at work:
Nassau County, FL
Pollution Control Bonds
ITT/Rayonier Inc. Project

Rayonier, Inc. is a leading international company engaged in the trading, merchandising and manufacture of logs, timber and forest products. At its production facility in northeastern Florida, Rayonier manufactures several grades of pulp used in textiles, packaging, cosmetics, film, plastics, detergents and paints. Rayonier is also among the top makers of fluff pulp, used in absorbent products such as disposable diapers, sanitary products, and industrial napkins. The proceeds of these bonds were used to finance the acquisition, construction, and installation of air and water pollution control facilities serving the company's pulp mill in Fernandina Beach, in Nassau County, Florida. This industrial development bond is an example of a municipal bond investment being used to encourage economic initiatives while providing support for the environment.

The Portfolio's Largest Five Holdings*

Jacksonville, FL
Bulk Power Supply System
Aaa/AAA   6.75%    10/1/16

Florida Department of
Natural Resources (MBIA)
Aaa/AAA   5.25%    7/1/10

Jacksonville, FL
Health Facilities Authority (MBIA)
Baptist Medical Center Project
Aaa/AAA   7.25%    6/1/05

Florida State Board of
Education
Aa/AA   5.5%    6/1/11

Orlando Utility
Community Water & Electric
Public Utility (MBIA)
Aaa/AAA   6.5%    10/1/20

*By market value as of September 30, 1996.



EV Marathon Massachusetts Limited Maturity Municipals Fund

The State of the State: Massachusetts

The Massachusetts economy has made a dramatic recovery from the recession of 1990-1991, which was one of the most difficult in recent memory. After three years of budget deficits, the election of Governor William Weld in 1990 led to immediate changes on the budgetary front. Since his election in 1990, the governor has balanced the budget in every year of his adminis-tration. As a result of its more conservative fiscal policies, the state's general obligation debt has earned several rating increases since 1991.

Though the Massachusetts economic recovery was somewhat slow at first, the business climate has shown great improvement in recent years. Unemployment reached 4.0% in August of 1996, its lowest since June of 1989, and job growth has been increasing at a 1.4% annual rate, with 114,800 new jobs added in the past two years. The technology and defense-related sectors, which experienced significant job losses, are beginning to turn around.

The state government has become much friendlier towards the business community through tax cuts, regulatory reform, investing in infrastructure, and programs to help small businesses.

[GRAPHIC OF THE STATE MASSACHUSETTS OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                    49
Average quality                     AA
Investment grade                  95.1%
Effective maturity                 8.27 yrs.

Largest sectors:
Insured housing                    16.8*%
Escrowed/prerefunded               12.8
Hospitals                          12.5
Insured general obligations        10.3*
General obligations                 8.4

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF WATER PIPE OMITTED]

Your investment at work
Massachusetts Water
Resources Authority
Revenue Bonds

The Massachusetts Water Resources Authority was created in 1985 and assumed control of the waterworks and sewer systems that provide wholesale services to cities and towns located primarily in eastern Massachusetts. The Authority's service area includes, in whole or part, sixty cities and towns encompassing a population of 2.5 million people. Since its creation in 1985, the Authority has made significant headway toward meeting statutory environmental mandates. Its centerpiece achievement has been its progress toward the construction of a new wastewater treatment plant for Boston Harbor. Due to its increasingly sound financial practices, the Authority has enjoyed strong financial performance in recent years. These bonds provide an attractive 7.5% coupon from a strong issuer, while helping fund improvements for essential services.

The Portfolio's Five Largest Holdings*

Massachusetts Housing Finance Agency (AMBAC)
Harborpoint Development
Aaa/AAA   6.20%    12/1/10

Massachusetts Housing Finance Agency (MBIA)
Aaa/AAA   6.125%    12/1/11

Massachusetts Health & Educational Facilities Authority
Daughters of Charity
Aa/NR   5.75%    7/1/02

Massachusetts Bay Transportation Authority (AMBAC)
Aaa/AAA   5.25%    3/1/11

Massachusetts Water &
Resource Authority
Aaa/AAA   7.5%    4/1/09

*By market value as of September 30, 1996.



EV Marathon Michigan Limited Maturity Municipals Fund

The State of the State: Michigan

The Michigan economy continued to gather momentum in the first half of 1996 and has now expanded more than twice as fast as the nation in the 5-year period since 1991. The state's August unemploy-ment rate was 4.5%, well below the national rate of 5.1%. The state enjoys a $1.1 billion fiscal surplus, as tax receipts continue to run above the pace of previous fiscal years. The Michigan economy has been boosted by the resurgence in the auto industry, which now accounts for 11% of the state's workforce. Detroit's Big Three enjoyed profits totalling $13 billion in 1995, and as a signal of confidence in the industry's future, Chrysler and General Motors have each unveiled plans to spend more than $1 billion to expand manufacturing plant facilities in the state. Meanwhile, the state has had success in drawing foreign investments. A revamped tax code is generally viewed as friendlier to business and is seen as a strong incentive to relocate within the state. For example, Thyssen, a large German steel producer, has announced plans to build a steel processing plant in the metropolitan Detroit area. Elsewhere, state welfare caseloads continue to decline, recently reaching 90,000, a record low. Meanwhile, the state's wage and salary levels continue to rise.

[GRAPHIC OF THE STATE MICHIGAN OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                      28
Average quality                       A+
Investment grade                    98.4%
Effective maturity                   8.98 yrs.

Largest sectors:
Escrowed/prerefunded                18.3%
Insured general obligations         16.2*
Hospitals                           14.3
Special tax revenue                 11.8
General obligations                  8.6

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF MEDICAL SYMBOL OMITTED]

Your investment at work
City of Flint, MI
Hospital Building Authority
Hurley Medical Center

The Flint Hospital Building Authority was organized in 1948 and authorized to issue bonds to finance the acquisition, furnishing, equipping, operation, maintenance and repair of hospital-related facilities serving the City's residents. The Hurley Medical Center is a well-regarded, 495-bed, tertiary care teaching facility in the Flint area. Hurley Center is in tune with the Portfolio's more selective stance toward health care issues. In an increasingly competitive health care industry, the Portfolio has focused on facilities that are well-positioned due to demographics or market niche.

Interest and principal payments are made by the Authority from cash rentals paid by the City of Flint based on revenues generated by the Medical Center. This Baa/NR bond has a 6% coupon and reflects the Portfolio's efforts to find value in non-rated and lower-rated investment quality bonds.

The Portfolio's Five Largest Holdings*

Grand Ledge, MI
Public School District (MBIA)
Aaa/AAA   7.875%    10/1/04

Battle Creek, MI
Downtown Development Authority
NR/BBB+   6.65%    5/1/02

Monroe County, MI
The Detroit Edison Company (AMBAC)
Aaa/AAA   6.35%    12/1/04

Michigan State Housing
Development Authority
NR/A+   6.00%    4/1/01

Michigan State Hospital
Finance Authority
Gratiot Community Hospital
NR/BBB   6.10%    10/1/07

*By market value as of September 30, 1996.



EV Marathon New Jersey Limited Maturity Municipals Fund

The State of the State: New Jersey

The New Jersey economy has showed signs of improvement but continues to lag the national trends. The state's August unemployment rate of 6.1% was somewhat higher than the national rate. The bulk of new jobs produced in New Jersey during the six-month period has been in the services sector, including business services, healthcare, and retail trade. The construction sector has presented a mixed picture. Through the first four months of 1996, residential construction permits declined 11% from the same period a year ago, in part due to unfavorable weather conditions. Highway and other infrastructure projects, however, increased significantly. The administration's regulatory reforms have helped draw businesses to the state, which has boosted job growth. New Jersey's budget continues to enjoy a healthy surplus, although payments to the state pension fund have been reduced. The state's three-year, 30% tax cut and continuing cost controls continue to give New Jersey a high profile among states seeking to lift economic growth. New Jersey revenues rose to $4.7 billion in 1995 from $4.5 billion in 1994.

[GRAPHIC OF THE STATE NEW JERSEY OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                      63
Average quality                       AA
Investment grade                    99.2%
Effective maturity                   8.95 yrs.

Largest sectors:
Insured general obligations          21.4%*
Insured transportation               13.6*
General obligations                  10.2
Housing                               7.8
Escrowed                              6.9

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF AIRPLANE OMITTED]

Your investment at work
Port of New York and New Jersey
Special Project Bonds
Delta Air Lines, Inc. Project

The Port Authority of New York and New Jersey is a joint authority that oversees the administration of the area's metropolitan airports, sea terminals, tunnels, and highways. This bond provided funding for a construction project on the Delta Airlines passenger terminal building at LaGuardia Airport, together with construction and maintenance of aircraft loading positions, airport roads, runway aprons and taxiways, aircraft parking areas, and automobile parking areas. While contributing to job creation in the metropolitan New York/New Jersey area, the project upgraded facilities at one of the nation's busiest airports. This issue is rated Baa3/BB+ by Moody's and Standard & Poor's, respectively, and has a 6.1% coupon.

The Portfolio's Five Largest Holdings*

New Jersey Housing &
Mortgage Finance Agency
NR/A+   6.50%    11/1/03

Jersey City, New Jersey
School District
A/AA   6.25%    10/1/10

New Jersey Economic Development Authority
Heating & Cooling
Trigen-Trenton Project
NR/BBB-   6.10%    12/1/04

Puerto Rico Aqueduct &
Sewer Authority
Baa1/AAA   7.875%    7/1/17

State of New Jersey
Rutgers, The State University  (MBIA)
A1/AA   6.2%    5/1/04

*By market value as of September 30, 1996.



EV Marathon New York Limited Maturity Municipals Fund

The State of the State: New York

New York's economy has continued its relatively slow rate of growth in 1996, with mediocre economic results for the state offset by a Wall Street-led recovery in New York City. The securities industry, concentrated primarily in New York City, has emerged as a key part of the state's overall economy, accounting for 2.5% of the state's private sector employment and over 5% for that of New York City. Average wages for the securities industry, at $127,800 in 1995, are among the highest in the state. By comparison, average wages excluding this industry were $32,300 in 1995. Overall, employment in the state is up 1% over the previous year, and this rate of growth is not expected to change significantly through 1997. The unemployment rate, at 6.4% in July of this year, was more than a full percentage point higher than that of the nation. New York is still one of the wealthiest states in the country, with a personal income that is 118% of the nation, but the rate of growth in personal income has slowed considerably since the 1990-1991 recession.

New York's budget has been balanced due to higher than expected revenues from the securities industry, but problems remain. Though the governor's three-year income tax cut was implemented for the 1996-97 budget, spending cuts have been slow to materialize. And with the enactment of the new federal welfare bill, New York's costly social programs could become especially burdensome if not brought under stricter control.

[GRAPHIC OF THE STATE NEW YORK OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                      55
Average quality                       AA-
Investment grade                     99.2%
Effective maturity                   8.60 yrs.

Largest sectors:
Transportation                      12.4%
Education                           10.4
General obligation                  10.2
Insured transportation               9.7*
Escrowed/prerefunded                 9.5

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF GRADUATION CAP OMITTED]

Your investment at work
Dormitory Authority of the
State of New York
State University of New York

The Dormitory Authority of New York State provides financing for construction and repair projects to public and private educational facilities throughout the state, including projects for the many campuses of the State University system. Rated Aaa by Moody's, these escrowed bonds provide an attractive 6.75% coupon from a well-regarded issuer. Escrowed bonds are bonds that have been pre-refunded by the issuers to take advantage of a lower rate environment. Refundings hit the market in large supply in 1992 and 1993 as interest rates declined sharply. The large number of refundings created a huge supply on the market and an unusual opportunity in the intermediate range of the market. These bonds have a stated maturity of 2021 but have been refunded to 2002. As a result, investors enjoy the yield of a longer-maturity bond, but with the volatility of a shorter-maturity bond.

The Portfolio's Five Largest Holdings:*

Dormitory Authority of the
State of New York
University of Rochester
A1/A+   6.50%    7/1/09

New York State Energy Research & Development Authority: Central
Hudson Gas (FGIC)
Aaa/AAA   7.375%    10/1/14

New York City
Housing Development Corporation (Multi-Family)
Aa/AA   5.625%    5/1/12

New York State Medical Care Facilities Finance Agency
New York State Hospital (AMBAC)
Aaa/AAA   6.1%    2/15/04

New York Urban Development Corporation
Baa1/BBB   5.375%    1/1/15
*By market value as of September 30, 1996.



EV Marathon Ohio Limited Maturity Municipals Fund

The State of the State: Ohio

Ohio has benefited in the past few years from an increasing diversification of its economy. The state has relied historically on manufacturing, but this sector has declined in importance, following a national trend. Still, manufacturing remains a larger percentage of the economy in Ohio than in the U.S. According to the Federal Reserve Bank of Cleveland, 17% of Ohio's workers were categorized as operators, fabricators, and laborers, versus 14% nationally. This could explain a projected growth rate that is slower in Ohio than it is in the U.S. The FRBC estimates that through the year 2005, the U.S. economy will grow at an average annual rate of 1.5%, compared to 1.1% in Ohio. Nevertheless, the diversifying economy - led by the service and trade sectors - has brought much stability to the state, and the positive effects of economic diversification should continue.

Ohio's government has done an admirable job of managing the state's finances, with significant cuts in spending leading to budgetary surpluses over the past few years. Moreover, the budget is balanced through 1997. This conservative fiscal management has earned the state high bond ratings from both Moody's and Standard & Poor's.

[GRAPHIC OF THE STATE OHIO OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996
Number of issues                     36
Average quality                      AA-
Investment grade                    88.5%
Effective maturity                   8.52 yrs.

Largest sectors:
Insured general obligations         24.4%*
Hospitals                           15.7
General obligations                 14.2
Industrial development revenue       8.5
Escrowed                             7.4

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF MEDICAL SYMBOL OMITTED]

Your investment at work
County of Erie, OH Hospital Improvement Bonds
Firelands Community
Hospital Project

Firelands Community Hospital is an acute care, community-based, general hospital located in Sandusky, Ohio. With over 220 beds in two facilities, Firelands provides a full range of allopathic and osteopathic services to the residents of Sandusky and Erie County. The hospital benefits from a favorable niche position as the only hospital in the county to offer obstetrical, psychiatric, physical rehabilitation, outpatient mental health, and chemical dependency treatment. Firelands also serves as a teaching site for medical interns enrolled at area universities. With an attractive coupon of 6.75%, this issue, rated A/A- by Moody's and Standard & Poor's, respectively, represents the Portfolio's ongoing focus on value in lower-rated investment-grade bonds.

The Portfolio's Five Largest Holdings*

Southwest Licking, OH
School Facilities Improvement (FGIC)
Aaa/AAA   7.10%    12/1/16

West Clermont, OH
School District (AMBAC)
Aaa/AAA   6.90%    12/1/12

Mt. Vernon County, OH
Local School District (FGIC)
Aaa/AAA   7.5%    12/1/14

The Student Loan Funding Corporation
of Cincinnati, OH (AMT)
A1/NR   5.95%    8/1/05

Ohio State Public Facilities Commission
Higher Educational Facilities (AMBAC)
Aaa/AAA   4.3%    12/1/08

*By market value as of September 30, 1996.



EV Marathon Pennsylvania Limited Maturity Municipals Fund

The State of the State: Pennsylvania

While the national economy continues to register growth, progress in Pennsylvania has been uneven, with the lower-cost, centrally located areas continuing to outpace the Pittsburgh and Philadelphia metropolitan areas. Mirroring the job growth at the national level, Pennsylvania experienced a surge in employment gains in the early summer months. In July, the Common-wealth's unemployment rate was 5.1%, unchanged from June. Total employment reached its highest level in seven years. The construction industry was responsible for the bulk of new jobs added during the summer, as the industry saw a surge in housing starts that exceeded most expectations. Retail trade, services and government also added significantly to the job picture. Personal income levels for commonwealth residents continued to rise in recent months, fueling the improvement in the retail sector. Pennsylvania's fiscal outlook continues to improve, having benefited from tax reforms, government cost controls, and a slowly improving economy.

[GRAPHIC OF THE STATE PENNSYLVANIA OMITTED]

Portfolio Overview
Based on market value as of September 30, 1996

Number of issues                   51
Average quality                    AA-
Investment grade                   93.7%
Effective maturity                  8.40 yrs.

Largest sectors:
Hospitals                          21.4%
Escrowed                           16.2
Insured hospitals                  12.6*
Education                           8.8
Insured general obligations         6.1*

* Private insurance does not remove the market risks associated with this investment.

[GRAPHIC OF MEDICAL SYMBOL OMITTED]

Your investment at work
Montour County, PA
Health System
Revenue Bonds
Geisinger Authority

Geisinger is a regional, multi-institutional, health care system, serving a population of approximately two million residents in central and northeastern Pennsylvania. The Geisinger facilities obligated by these bonds include two medical centers with over 800 beds, a group medical practice with 500 physicians, and a substance abuse center. The medical centers, located in Danville and Wilkes-Barre, provide multi-specialty medical services, treatment of alcohol and drug dependency, management and consultative services, and continuing medical education. These bonds are rated Aa/AA by Moody's and Standard & Poor's, respectively. Issued by a well-respected health services practitioner, the bonds have a very attractive coupon of 7.375%, which helps to boost the Fund's income while narrowing the Portfolio's focus in an increasingly selective health care sector.

The Portfolio's Five Largest Holdings*

Pennsylvania Higher Education Facilities Authority
University of Pennsylvania Hospital
Aa/AA   5.875%    1/1/15

Pennsylvania State
Turnpike Commission (AMBAC)
Aaa/AAA   6.25%    6/1/11

Pottsville, PA Hospital Authority
Daughters of Charity
Aa/NR   5.00%    8/15/12

Philadelphia Municipal Authority
Justice Lease Revenue Bonds (FGIC)
Aaa/AAA   7.10%    11/15/11

Commonwealth of Pennsylvania (AMBAC)
Aaa/AAA   5.0%    11/15/11

*By market value as of September 30, 1996.



EV Marathon Limited Maturity Municipals Funds
Financial Statements


Statements of Assets and Liabilities
September 30, 1996 (Unaudited)

                                                   Marathon        Marathon        Marathon         Marathon          Marathon
                                                  California      Connecticut       Florida       Massachusetts       Michigan
                                                 Limited Fund    Limited Fund    Limited Fund      Limited Fund     Limited Fund
                                                 ------------    ------------    ------------      ------------     ------------

Assets:
Investments --
Identified cost                                  $ 46,390,937    $ 12,277,697    $ 96,501,427      $ 75,969,195     $ 15,328,698
Unrealized appreciation                             1,198,297         196,906       2,627,567         1,569,654          350,742
                                                 ------------    ------------    ------------      ------------     ------------
Total investment in Portfolio, at value
(Note 1A)                                        $ 47,589,234    $ 12,474,603    $ 99,128,994      $ 77,538,849     $ 15,679,440
Receivable for Fund shares sold                            --              --             500            57,322               --
Other assets                                               --              --           2,161             1,952               --
Deferred organization expenses
(Note 1D)                                               4,007           6,363           5,002             4,522            7,301
                                                 ------------    ------------    ------------      ------------     ------------
Total assets                                     $ 47,593,241    $ 12,480,966    $ 99,136,657      $ 77,602,645     $ 15,686,741
                                                 ------------    ------------    ------------      ------------     ------------
Liabilities:
Dividends payable                                $     73,788    $     17,983    $    153,133      $    116,576     $     23,863
Payable for Fund shares redeemed                       80,654          26,592         225,494            38,639          186,893
Payable to affiliate --
Trustees' fees                                            417              41             834               417               41
Accrued expenses                                       26,280           6,170          53,188            43,329            7,370
                                                 ------------    ------------    ------------      ------------     ------------
Total liabilities                                $    181,139    $     50,786    $    432,649      $    198,961     $    218,167
                                                 ------------    ------------    ------------      ------------     ------------
Net Assets                                       $ 47,412,102    $ 12,430,180    $ 98,704,008      $ 77,403,684     $ 15,468,574
                                                 ============    ============    ============      ============     ============
Sources of Net Assets:
Paid-in capital                                  $ 49,045,782    $ 12,683,664    $100,080,772      $ 78,489,794     $ 16,181,723
Accumulated net realized loss on
investment and financial futures
transactions (computed on the basis
of identified cost)                                (2,723,109)       (494,738)     (3,759,770)       (2,515,923)      (1,069,987)
Accumulated undistributed (distributions
in excess of) net investment income                  (108,868)         44,348        (244,561)         (139,841)           6,096
Unrealized appreciation of investments and
financial futures contracts from Portfolio
(computed on the basis of identified cost)          1,198,297         196,906       2,627,567         1,569,654          350,742
                                                 ------------    ------------    ------------      ------------     ------------
Total                                            $ 47,412,102    $ 12,430,180    $ 98,704,008      $ 77,403,684     $ 15,468,574
                                                 ============    ============    ============      ============     ============
Class I
Net Assets                                       $ 40,809,414    $ 12,430,180    $ 81,885,995      $ 63,216,574     $ 15,468,574
                                                 ============    ============    ============      ============     ============
Shares of beneficial interest outstanding           4,066,281       1,265,783       8,100,685         6,292,373        1,592,176
                                                 ============    ============    ============      ============     ============
Net Asset Value Offering Price
and Redemption Price Per Share (Note 6)                $10.04          $ 9.82          $10.11            $10.05           $ 9.72
                                                       ======          ======          ======            ======           ======
Class II
Net Assets                                       $  6,602,688    $         --    $ 16,818,013      $ 14,187,110     $         --
                                                 ============    ============    ============      ============     ============
Shares of beneficial interest outstanding             657,814              --       1,663,633         1,412,021               --
                                                 ============    ============    ============      ============     ============
Net Asset Value and Redemption Price
Per Share                                              $10.04          $   --          $10.11            $10.05           $   --
                                                       ======          ======          ======            ======           ======

See notes to financial statements






Statements of Assets and Liabilities

September 30, 1996 (Unaudited)

                                                   Marathon            Marathon       Marathon          Marathon
                                                  New Jersey           New York         Ohio           Pennsylvania
                                                 Limited Fund        Limited Fund    Limited Fund      Limited Fund
                                                 ------------        ------------    ------------      ------------

Assets:
Investments --
Identified cost                                  $ 66,463,776        $114,884,079    $ 27,134,978      $ 71,236,500
Unrealized appreciation                             1,507,700           1,328,976         580,183         1,700,213
                                                 ------------        ------------    ------------      ------------
Total investment in Portfolio, at value
(Note 1A)                                        $ 67,971,476        $116,213,055    $ 27,715,161      $ 72,936,713
Receivable for Fund shares sold                            --              50,460           3,308            67,490
Other assets                                               --               1,321              --                --
Deferred organization expenses
(Note 1D)                                               4,447               4,953           5,938             4,652
                                                 ------------        ------------    ------------      ------------
Total assets                                     $ 67,975,923        $116,269,789    $ 27,724,407      $ 73,008,855
                                                 ------------        ------------    ------------      ------------
Liabilities:
Dividends payable                                $    103,893        $    175,627    $     42,764      $    114,937
Payable for Fund shares redeemed                      366,161             306,060         133,509           143,643
Payable to affiliate --
Trustees' fees                                            417                 834              --               417
Accrued expenses                                       37,577              61,015          12,605            41,595
                                                 ------------        ------------    ------------      ------------
Total liabilities                                $    508,048        $    543,536    $    188,878      $    300,592
                                                 ------------        ------------    ------------      ------------
Net Assets                                       $ 67,467,875        $115,726,253    $ 27,535,529      $ 72,708,263
                                                 ============        ============    ============      ============
Sources of Net Assets:
Paid-in capital                                  $ 68,583,491       $117,782,691     $ 28,221,457      $ 73,386,594
Accumulated net realized loss on
investment and financial futures
transactions (computed on the basis
of identified cost)                                (2,496,032)        (3,114,245)      (1,378,011)       (2,261,310)
Accumulated undistributed (distributions
in excess of) net investment income                  (127,284)          (271,169)         111,900          (117,234)
Unrealized appreciation of investments and
financial futures contracts from Portfolio
(computed on the basis of identified cost)          1,507,700           1,328,976         580,183         1,700,213
                                                 ------------        ------------    ------------      ------------
Total                                            $ 67,467,875        $115,726,253    $ 27,535,529      $ 72,708,263
                                                 ============        ============    ============      ============
Class I
Net Assets                                       $ 54,479,251        $ 98,419,363    $ 27,535,529      $ 57,127,087
                                                 ============        ============    ============      ============
Shares of beneficial interest outstanding           5,400,056           9,744,818       2,791,989         5,634,951
                                                 ============        ============    ============      ============
Net Asset Value, Offering Price and
Redemption Price (Note 6) Per Share                    $10.09              $10.10          $ 9.86            $10.14
                                                       ======              ======          ======            ======
Class II
Net Assets                                       $ 12,988,624        $ 17,306,890    $         --      $ 15,581,176
                                                 ============        ============    ============      ============
Shares of beneficial interest outstanding           1,287,252           1,713,434              --         1,536,788
                                                 ============        ============    ============      ============
Net Asset Value and Redemption Price
Per Share                                              $10.09              $10.10              --            $10.14
                                                       ======              ======          ======            ======

See notes to financial statements





Statements of Operations

Six Months Ended September 30, 1996 (Unaudited)

                                             Marathon          Marathon          Marathon           Marathon           Marathon
                                            California        Connecticut         Florida         Massachusetts        Michigan
                                           Limited Fund      Limited Fund       Limited Fund       Limited Fund      Limited Fund
                                           ------------      ------------       ------------       ------------      ------------
Investment Income (Note 1B):
Interest income allocated from Portfolio   $  1,431,772      $    346,269       $  2,922,810       $  2,296,345      $    507,199
Expenses allocated from Portfolio              (164,003)          (35,191)          (314,482)          (246,902)          (69,591)
                                           ------------      ------------       ------------       ------------      ------------
Net investment income from Portfolio       $  1,267,769      $    311,078       $  2,608,328       $  2,049,443      $    437,608
                                           ------------      ------------       ------------       ------------      ------------
Expenses --
Compensation of Trustees not
members of the Administrator's
organization                               $        828      $         82       $      1,655       $        828      $         82
Distribution fees (Note 5) --
Class I                                         222,079            56,189            460,815            359,824            78,703
Class II                                          1,690                --              4,099              3,456                --
Custodian fees                                    3,098             1,442              5,824              4,742             1,676
Transfer and dividend disbursing
agent fees                                       14,265             4,220             39,727             27,821             4,983
Printing and postage                              9,479             5,111              1,913             15,894             5,668
Legal and accounting services                     9,030             7,633              9,057              9,051             9,013
Amortization of organization expenses
(Note 1D)                                         3,052             2,038              3,817              3,365             2,020
Miscellaneous                                     5,685             1,521             17,528              5,788             4,041
                                           ------------      ------------       ------------       ------------      ------------
Total expenses                             $    269,206      $     78,236       $    544,435       $    430,769      $    106,186
                                           ------------      ------------       ------------       ------------      ------------
Net investment income                      $    998,563      $    232,842       $  2,063,893       $  1,618,674      $    331,422
                                           ------------      ------------       ------------       ------------      ------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) from Portfolio --
Investment  transactions (identified
cost basis)                                $   (112,157)     $     10,467      $   (410,332)       $   (198,462)     $    146,153
Financial futures contracts                    (326,980)          (38,964)         (554,160)           (311,097)          (87,799)
                                           ------------      ------------       ------------       ------------      ------------
Net realized gain (loss)                   $   (439,137)     $    (28,497)     $   (964,492)       $   (509,559)     $     58,354
Change in unrealized appreciation
of investments and financial
futures contracts                               206,144           (10,906)           220,304            (47,222)          (92,536)
                                           ------------      ------------       ------------       ------------      ------------
Net realized and unrealized loss           $   (232,993)     $    (39,403)      $   (744,188)      $   (556,781)     $    (34,182)
                                           ------------      ------------       ------------       ------------      ------------
Net increase in net assets
from operations                            $    765,570      $    193,439       $  1,319,705       $  1,061,893      $    297,240
                                           ============      ============       ============       ============      ============

See notes to financial statements





Statements of Operations

Six Months Ended September 30, 1996 (Unaudited)

                                                  Marathon              Marathon            Marathon              Marathon
                                                 New Jersey             New York               Ohio             Pennsylvania
                                                Limited Fund          Limited Fund         Limited Fund         Limited Fund
                                                ------------          ------------         ------------         ------------
Investment Income (Note 1B):
Interest income allocated from Portfolio        $  2,015,373          $  3,394,709         $    833,384         $  2,234,930
Expenses allocated from Portfolio                   (212,495)             (359,911)             (98,789)            (241,347)
                                                ------------          ------------         ------------         ------------
Net investment income from Portfolio            $  1,802,878          $  3,034,798         $    734,595         $  1,993,583
                                                ------------          ------------         ------------         ------------
Expenses --
Compensation of Trustees not
members of the Administrator's
organization                                    $        828          $      1,655         $         82         $        828
Distribution fees (Note 5) --
Class I                                              311,592               540,026              141,270              327,878
Class II                                               3,080                 4,127                   --                4,422
Custodian fees                                         4,194                 6,536                2,013                4,440
Transfer and dividend disbursing
agent fees                                            24,501                42,944                7,279               25,595
Printing and postage                                  14,289                19,905                7,333               13,808
Legal and accounting services                          9,212                 9,051                8,716                9,255
Amortization of organization expenses
(Note 1D)                                              3,355                 3,781                2,009                3,497
Miscellaneous                                          3,943                 6,341                5,084                6,919
                                                ------------          ------------         ------------         ------------
Total expenses                                  $    374,994          $    634,366         $    173,786         $    396,642
                                                ------------          ------------         ------------         ------------
Net investment income                           $  1,427,884          $  2,400,432         $    560,809         $  1,596,941
                                                ------------          ------------         ------------         ------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) from Portfolio --
Investment  transactions (identified
cost basis)                                     $     13,164          $    (52,907)        $    152,370         $    268,365
Financial futures contracts                         (279,688)             (535,587)             (79,700)            (529,915)
                                                ------------          ------------         ------------         ------------
Net realized gain (loss)                        $   (266,524)         $   (588,494)        $     72,670         $   (261,550)
Change in unrealized appreciation
of investments and financial
futures contracts                                     62,156               (65,026)             (10,292)            (244,909)
                                                ------------          ------------         ------------         ------------
Net realized and unrealized
gain (loss)                                     $   (204,368)         $   (653,520)        $     62,378         $   (506,459)
                                                ------------          ------------         ------------         ------------
Net increase in net assets
from operations                                 $  1,223,516          $  1,746,912         $    623,187         $  1,090,482
                                                ============          ============         ============         ============

See notes to financial statements





Statements of Changes in Net Assets

Six Months Ended September 30, 1996 (Unaudited)

                                             Marathon          Marathon         Marathon           Marathon          Marathon
                                            California       Connecticut         Florida         Massachusetts       Michigan
                                           Limited Fund      Limited Fund      Limited Fund      Limited Fund      Limited Fund
                                           ------------      ------------      ------------      ------------      ------------

Increase (Decrease) in Net Assets:
From operations --
Net investment income                      $    998,563      $    232,842      $  2,063,893      $  1,618,674      $    331,422
Net realized gain (loss) on investments        (439,137)          (28,497)         (964,492)         (509,559)           58,354
Change in unrealized appreciation
of investments                                  206,144           (10,906)          220,304           (47,222)          (92,536)
                                           ------------      ------------      ------------      ------------      ------------
Net increase in net assets from
operations                                 $    765,570      $    193,439      $  1,319,705      $  1,061,893      $    297,240
                                           ------------      ------------      ------------      ------------      ------------
Distributions to shareholders (Note 2) --
From net investment income
Class I                                    $   (945,467)     $   (232,842)     $ (1,937,960)     $ (1,502,432)     $   (331,422)
Class II                                        (53,096)               --          (125,933)         (107,366)               --
In excess of net investment income
Class I                                         (15,028)           (5,964)          (43,539)               --           (12,318)
Class II                                           (991)               --            (4,325)               --                --
                                           ------------      ------------      ------------      ------------      ------------
Total distributions to shareholders        $ (1,014,582)     $   (238,806)     $ (2,111,757)     $ (1,609,798)     $   (343,740)
                                           ------------      ------------      ------------      ------------      ------------
Transactions in shares of beneficial
interest (Note 3) --
Proceeds from sales of shares
Class I                                    $    255,099      $    400,599       $  1,118,285      $    646,755     $    118,281
Net asset value of shares issued to
shareholders in payment
of distributions declared
Class I                                         464,445           158,082            950,816           918,302          188,330
Class II                                         15,206                --             33,601            43,253               --
Cost of shares redeemed
Class I                                      (6,544,786)       (1,097,215)       (17,296,265)      (13,683,788)      (3,496,892)
Class II                                       (770,332)               --         (2,091,726)       (1,781,571)              --
Net asset value of shares exchanged
Class I                                      (7,344,918)               --        (18,864,563)      (15,882,005)              --
Class II                                      7,344,918                --         18,864,563        15,882,005               --
                                           ------------      ------------      ------------      ------------      ------------
Decrease in net assets from
Fund share transactions                    $ (6,580,368)     $   (538,534)     $(17,285,289)     $(13,857,049)     $ (3,190,281)
                                           ------------      ------------      ------------      ------------      ------------
Net decrease in net assets                 $ (6,829,380)     $   (583,901)     $(18,077,341)     $(14,404,954)     $ (3,236,781)
Net Assets:
At beginning of period                       54,241,482        13,014,081       116,781,349        91,808,638        18,705,355
                                           ------------      ------------      ------------      ------------      ------------
At end of period                           $ 47,412,102      $ 12,430,180      $ 98,704,008      $ 77,403,684      $ 15,468,574
                                           ============      ============      ============      ============      ============
Accumulated undistributed
(distributions in excess of) net
investment income included in net
assets at end of year                      $   (108,868)     $     44,348      $   (244,561)     $   (139,841)     $      6,096
                                           ============      ============      ============      ============      ============

See notes to financial statements





Statements of Changes in Net Assets

Six Months Ended September 30, 1996 (Unaudited)

                                             Marathon            Marathon          Marathon           Marathon
                                            New Jersey           New York            Ohio            Pennsylvania
                                           Limited Fund        Limited Fund       Limited Fund       Limited Fund
                                           ------------        ------------       ------------       ------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                      $  1,427,884        $  2,400,432       $    560,809       $  1,596,941
Net realized gain (loss) on investments        (266,524)           (588,494)            72,670           (261,550)
Change in unrealized appreciation
of investments                                   62,156             (65,026)           (10,292)          (244,909)
                                           ------------        ------------       ------------       ------------
Net increase in net assets from
operations                                 $  1,223,516        $  1,746,912       $    623,187       $  1,090,482
                                           ------------        ------------       ------------       ------------
Distributions to shareholders (Note 2) --
From net investment income
Class I                                    $ (1,327,270)       $ (2,273,047)      $   (560,809)      $ (1,428,044)
Class II                                        (96,784)           (127,385)                --           (141,697)
In excess of net investment income
Class I                                              --             (44,600)            (8,617)                --
Class II                                             --              (1,514)                --                 --
                                           ------------        ------------       ------------       ------------
Total distributions to shareholders        $ (1,424,054)       $ (2,446,546)      $   (569,426)      $ (1,569,741)
                                           ------------        ------------       ------------       ------------
Transactions in shares of beneficial
interest (Note 3) --
Proceeds from sales of shares
Class I                                    $    519,858        $    635,695       $    522,003       $    849,639
Net asset value of shares issued to
shareholders in payment
of distributions declared
Class I                                         888,787           1,485,351            375,332            833,202
Class II                                         37,884              50,574                 --             29,705
Cost of shares redeemed
Class I                                     (10,320,047)        (16,489,055)        (3,174,340)       (10,713,728)
Class II                                     (1,497,090)         (3,102,841)                --         (2,218,091)
Net asset value of shares exchanged
Class I                                     (14,388,955)        (20,333,964)                --        (17,684,154)
Class II                                     14,388,955          20,333,964                 --         17,684,154
                                           ------------        ------------       ------------       ------------
Decrease in net assets from
Fund share transactions                    $(10,370,608)       $(17,420,276)      $ (2,277,005)      $(11,219,273)
                                           ------------        ------------       ------------       ------------
Net decrease in net assets                 $(10,571,146)       $(18,119,910)      $ (2,223,244)      $(11,698,532)
Net Assets:
At beginning of period                       78,039,021         133,846,163         29,758,773         84,406,795
                                           ------------        ------------       ------------       ------------
At end of period                           $ 67,467,875        $115,726,253       $ 27,535,529       $ 72,708,263
                                           ============        ============       ============       ============
Accumulated undistributed
(distributions in excess of) net
investment income included in net
assets at end of year                      $   (127,284)       $   (271,169)      $    111,900       $   (117,234)
                                           ============        ============       ============       ============

See notes to financial statements





Statements of Changes in Net Assets

Year Ended March 31, 1996

                                                Marathon         Marathon         Marathon          Marathon          Marathon
                                               California       Connecticut        Florida        Massachusetts       Michigan
                                              Limited Fund      Limited Fund     Limited Fund      Limited Fund     Limited Fund
                                              ------------      ------------     ------------      ------------      ------------

Increase (Decrease) in Net Assets:
From operations --
Net investment income                         $  2,430,286      $    556,922     $  5,004,434      $  3,877,768      $    884,709
Net realized gain (loss) on investments            685,890            37,555          467,460           (29,836)          276,050
Change in unrealized appreciation
of investments                                     374,647           239,758        1,319,556         1,657,419            34,463
                                              ------------      ------------     ------------      ------------      ------------
Net increase in net assets from
operations                                    $  3,490,823      $    834,235     $  6,791,450      $  5,505,351      $  1,195,222
                                              ------------      ------------     ------------      ------------      ------------
Distributions to shareholders
(Class I) (Note 2) --
From net investment income                    $ (2,430,286)     $   (551,156)    $ (5,004,434)     $ (3,877,768)     $   (861,813)
In excess of net investment income                 (25,299)               --          (78,461)          (58,748)               --
                                              ------------      ------------     ------------      ------------      ------------
Total distributions to shareholders           $ (2,455,585)     $   (551,156)    $ (5,082,895)     $ (3,936,516)     $   (861,813)
                                              ------------      ------------     ------------      ------------      ------------
Transactions in shares of beneficial
interest (Note 3) --
Proceeds from sales of shares                 $  1,279,875      $    804,443     $  6,589,116      $  3,102,845      $    435,247
Net asset value of shares issued to
shareholders in payment
of distributions declared                        1,169,614           355,300        2,390,452         2,315,310           486,147
Cost of shares redeemed                        (23,100,091)       (4,041,652)     (43,488,206)      (28,516,530)       (8,597,683)
                                              ------------      ------------     ------------      ------------      ------------
Decrease in net assets from
Fund share transactions                       $(20,650,602)     $ (2,881,909)    $(34,508,638)     $(23,098,375)     $ (7,676,289)
                                              ------------      ------------     ------------      ------------      ------------
Net decrease in net assets                    $(19,615,364)     $ (2,598,830)    $(32,800,083)     $(21,529,540)     $ (7,342,880)
Net Assets:
At beginning of year                            73,856,846        15,612,911      149,581,432       113,338,178        26,048,235
                                              ------------      ------------     ------------      ------------      ------------
At end of year                                $ 54,241,482      $ 13,014,081     $116,781,349      $ 91,808,638      $ 18,705,355
                                              ============      ============     ============      ============      ============
Accumulated undistributed
(distributions in excess of) net
investment income included in net
assets at end of year                         $    (92,849)     $     50,312     $   (196,697)     $   (148,717)     $     18,414
                                              ============      ============     ============      ============      ============

See notes to financial statements





Statements of Changes in Net Assets

Year Ended March 31, 1996

                                                 Marathon            Marathon            Marathon            Marathon
                                                New Jersey           New York              Ohio            Pennsylvania
                                               Limited Fund        Limited Fund        Limited Fund        Limited Fund
                                               ------------        ------------        ------------        ------------

Increase (Decrease) in Net Assets:
From operations --
Net investment income                          $  3,269,114        $  5,568,639        $  1,306,505        $  3,606,448
Net realized gain (loss) on investments             100,958             263,252             201,615            (333,806)
Change in unrealized appreciation
of investments                                      818,497           2,159,272             155,302           1,588,869
                                               ------------        ------------        ------------        ------------
Net increase in net assets from
operations                                     $  4,188,569        $  7,991,163        $  1,663,422        $  4,861,511
                                               ------------        ------------        ------------        ------------
Distributions to shareholders
(Class I) (Note 2) --
From net investment income                     $ (3,269,114)       $ (5,568,639)       $ (1,240,802)       $ (3,606,448)
In excess of net investment income                  (23,528)           (226,436)                 --             (93,394)
                                               ------------        ------------        ------------        ------------
Total distributions to shareholders            $ (3,292,642)       $ (5,795,075)       $ (1,240,802)       $ (3,699,842)
                                               ------------        ------------        ------------        ------------
Transactions in shares of beneficial
interest (Note 3) --
Proceeds from sales of shares                  $  1,519,569        $  4,503,742        $    823,945        $  3,135,022
Net asset value of shares issued to
shareholders in payment
of distributions declared                         2,124,271           3,728,559             820,409           2,153,945
Cost of shares redeemed                         (19,862,245)        (43,273,612)         (6,586,968)        (25,596,793)
                                               ------------        ------------        ------------        ------------
Decrease in net assets from
Fund share transactions                        $(16,218,405)       $(35,041,311)       $ (4,942,614)       $(20,307,826)
                                               ------------        ------------        ------------        ------------
Net decrease in net assets                     $(15,322,478)       $(32,845,223)       $ (4,519,994)       $(19,146,157)
Net Assets:
At beginning of year                             93,361,499         166,691,386          34,278,767         103,552,952
                                               ------------        ------------        ------------        ------------
At end of year                                 $ 78,039,021        $133,846,163        $ 29,758,773        $ 84,406,795
                                               ============        ============        ============        ============
Accumulated undistributed
(distributions in excess of) net
investment income included in net
assets at end of year                          $   (131,114)       $   (225,055)       $    120,517        $   (144,434)
                                               ============        ============        ============        ============

See notes to financial statements




Financial Highlights


                                                                     Marathon California Limited
                                           --------------------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                             Year Ended March 31,
                                           -----------------------------   ------------------------------------------------
                                              Class I        Class II**        1996          1995        1994         1993*
                                             --------        --------        --------      --------    --------     --------
Net asset value, beginning of period         $ 10.080        $  9.940        $  9.950      $ 10.050    $ 10.340     $ 10.000
                                             --------        --------        --------      --------    --------     --------
Income (loss) from operations:
Net investment income                        $  0.194        $  0.123        $  0.385      $  0.367    $  0.380     $  0.333
Net realized and unrealized
gain (loss) on investments                     (0.037)          0.102++         0.134        (0.027)     (0.180)       0.443
                                             --------        --------        --------      --------    --------     --------
Total income from operations                 $  0.157        $  0.225        $  0.519      $  0.340    $  0.200     $  0.776
                                             --------        --------        --------      --------    --------     --------
Less distributions:
From net investment income                   $ (0.194)       $ (0.123)       $ (0.385)     $ (0.367)   $ (0.380)    $ (0.333)
In excess of net investment income             (0.003)         (0.002)         (0.004)       (0.066)     (0.096)          --
From net realized gain on
investment transactions                            --              --              --        (0.007)     (0.014)          --
From paid-in capital                               --              --              --            --          --       (0.103)
                                             --------        --------        --------      --------    --------     --------
Total distributions                          $ (0.197)       $ (0.125)       $ (0.389)     $ (0.440)   $ (0.490)    $ (0.436)
                                             --------        --------        --------      --------    --------     --------
Net asset value, end of period               $ 10.040        $ 10.040        $ 10.080      $  9.950    $ 10.050     $ 10.340
                                             ========        ========        ========      ========    ========     ========
Total Return (1)                                 1.60%           2.07%           5.27%         3.53%       1.86%        7.67%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)      $ 40,809        $  6,603        $ 54,241      $ 73,857    $ 82,451     $ 37,124
Ratio of net expenses to average
daily net assets (2)(4)                          1.74%+          0.94%+          1.63%         1.55%       1.40%        1.33%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)     1.73%+          0.93%+          1.59%           --          --           --
Ratio of net investment income to
average daily net assets                         3.88%+          4.64%+          3.81%         3.72%       3.55%        3.77%+
Portfolio Turnover (3)                             --              --              --            --           0%          24%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                                        $  0.377     $  0.299
                                                                                                       ========     ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(4)                                                                                            1.48%       1.72%+
Net investment income                                                                                      3.47%       3.38%+

 +  Annualized.

++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

 *  For the period from the start of business, May 29, 1992, to March 31, 1993.

**  For the period from the start of business, June 27, 1996, to September 30, 1996.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before
    March 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                 Marathon Connecticut Limited
                                           -------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                      Year Ended March 31,
                                           -------------------------    ---------------------------------------
                                                     Class I                1996           1995          1994*
                                                    --------              --------       --------      --------
Net asset value, beginning of period                $  9.850              $  9.690       $  9.690      $ 10.000
                                                    --------              --------       --------      --------
Income (loss) from operations:
Net investment income                               $  0.180              $  0.379       $  0.373      $  0.343
Net realized and unrealized
gain (loss) on investments                            (0.025)                0.150          0.026        (0.243)
                                                    --------              --------       --------      --------
Total income from operations                        $  0.155              $  0.529       $  0.399      $  0.100
                                                    --------              --------       --------      --------
Less distributions:
From net investment income                          $ (0.180)             $ (0.369)      $ (0.373)     $ (0.343)
In excess of net investment income                    (0.005)                   --         (0.026)       (0.056)
In excess of net realized gain on
investment transactions                                   --                    --             --        (0.011)
                                                    --------              --------       --------      --------
Total distributions                                 $ (0.185)             $ (0.369)      $ (0.399)     $ (0.410)
                                                    --------              --------       --------      --------
Net asset value, end of period                      $  9.820              $  9.850       $  9.690      $  9.690
                                                    ========              ========       ========      ========
Total Return (1)                                        1.62%                 5.50%          4.27%         0.73%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)             $ 12,430              $ 13,014       $ 15,613      $ 14,752
Ratio of net expenses to average
daily net assets (2)(3)                                 1.85%+                1.53%          1.23%         0.86%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)            1.80%+                1.49%            --            --
Ratio of net investment income to
average daily net assets                                3.69%+                3.78%          3.89%         3.50%+

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                           $  0.346       $  0.317      $  0.229
                                                                          ========       ========      ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(3)                                                               1.86%          1.81%         2.02%+
Net investment income                                                         3.45%          3.31%         2.34%+

 +  Annualized.

 *  For the period from the start of business, April 16, 1993, to March 31, 1994.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before
    March 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                     Marathon Florida Limited
                                           --------------------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                             Year Ended March 31,
                                           -----------------------------   ------------------------------------------------
                                              Class I        Class II**        1996          1995        1994         1993*
                                             --------        --------        --------      --------    --------     --------
Net asset value, beginning of period         $ 10.170        $ 10.030        $ 10.080      $ 10.060    $ 10.360     $ 10.000
                                             --------        --------        --------      --------    --------     --------
Income (loss) from operations:
Net investment income                        $  0.192        $  0.121        $  0.383      $  0.375    $  0.387     $  0.333
Net realized and unrealized
gain (loss) on investments                     (0.056)          0.084++         0.096         0.090      (0.200)       0.469
                                             --------        --------        --------      --------    --------     --------
Total income from operations                 $  0.136        $  0.205        $  0.479      $  0.465    $  0.187     $  0.802
                                             --------        --------        --------      --------    --------     --------
Less distributions:
From net investment income                   $ (0.192)       $ (0.121)       $ (0.383)     $ (0.375)   $ (0.387)    $ (0.333)
In excess of net investment income             (0.004)         (0.004)         (0.006)       (0.058)     (0.092)          --
From net realized gain on
investment transactions                            --              --              --        (0.012)     (0.008)          --
From paid-in capital                               --              --              --            --          --       (0.109)
                                             --------        --------        --------      --------    --------     --------
Total distributions                          $ (0.196)       $ (0.125)       $ (0.389)     $ (0.445)   $ (0.487)    $ (0.442)
                                             --------        --------        --------      --------    --------     --------
Net asset value, end of period               $ 10.110        $ 10.110        $ 10.170      $ 10.080    $ 10.060     $ 10.360
                                             ========        ========        ========      ========    ========     ========

Total Return (1)                                 1.39%           1.85%           4.78%         4.79%       1.68%        7.94%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)      $ 81,886        $ 16,818        $116,781      $149,581    $162,999     $ 90,210
Ratio of net expenses to average
daily net assets (2)(4)                          1.66%+          0.89%+          1.57%         1.50%       1.42%        1.24%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)     1.65%+          0.88%+          1.56%           --          --           --
Ratio of net investment income to
average daily net assets                         3.83%+          4.53%+          3.74%         3.77%       3.57%        3.73%+
Portfolio Turnover (3)                             --              --              --            --           0%          11%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                                                     $  0.311
                                                                                                                    ========
Ratios (As a percentage of
average daily net assets):
Expenses (4)                                                                                                            1.49%+
Net investment income                                                                                                   3.48%+

 + Annualized.

++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

 *  For the period from the start of business, May 29, 1992, to March 31, 1993.

**  For the period from the start of business, June 27, 1996, to September 30, 1996.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                     Marathon Masschusetts Limited
                                           --------------------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                             Year Ended March 31,
                                           -----------------------------   ------------------------------------------------
                                              Class I        Class II*         1996          1995        1994         1993**
                                             --------        --------        --------      --------    --------     --------
Net asset value, beginning of period         $ 10.100        $  9.940        $  9.980      $  9.960    $ 10.270     $ 10.000
                                             --------        --------        --------      --------    --------     --------
Income (loss) from operations:
Net investment income                        $  0.191        $  0.124        $  0.383      $  0.383    $  0.385     $  0.334
Net realized and unrealized
gain (loss) on investments                     (0.051)          0.107++         0.126         0.082      (0.197)       0.368
                                             --------        --------        --------      --------    --------     --------

Total income from operations                 $  0.140        $  0.231        $  0.509      $  0.465    $  0.188     $  0.702
                                             --------        --------        --------      --------    --------     --------
Less distributions:
From net investment income                   $ (0.190)       $ (0.121)       $ (0.383)     $ (0.383)   $ (0.385)    $ (0.334)
In excess of net investment income                 --              --          (0.006)       (0.055)     (0.095)          --
From net realized gain on
investment transactions                            --              --              --        (0.007)     (0.018)          --
From paid-in capital                               --              --              --            --          --       (0.098)
                                             --------        --------        --------      --------    --------     --------
Total distributions                          $ (0.190)       $ (0.121)       $ (0.389)     $ (0.445)   $ (0.498)    $ (0.432)
                                             --------        --------        --------      --------    --------     --------
Net asset value, end of period               $ 10.050        $ 10.050        $ 10.100      $  9.980    $  9.960     $ 10.270
                                             ========        ========        ========      ========    ========     ========
Total Return (1)                                 1.43%           2.14%           5.08%         4.84%       1.75%        6.95%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)      $ 63,217        $ 14,187        $ 91,809      $113,338    $115,121     $ 55,737
Ratio of net expenses to
average daily net assets (2)(4)                  1.68%+          0.88%+          1.60%         1.57%       1.46%        1.24%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)     1.66%+          0.86%+          1.58%           --          --           --
Ratio of net investment income to
average daily net assets                         3.82%+          4.68%+          3.71%         3.89%       3.61%        3.88%+
Portfolio Turnover (3)                             --              --              --            --           2%          21%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                                                     $  0.307
                                                                                                                    ========
Ratios (As a percentage of average daily net assets):
Expenses (4)                                                                                                            1.55%+
Net investment income                                                                                                   3.57%+

 +  Annualized.

++  The per share amount is not in accord with the net realized and unrelized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

 *  For the period from the start of business, June 27, 1996, to September 30, 1996.

**  For the period from the start of business, June 1, 1992, to March 31, 1993.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                 Marathon Michigan Limited
                                           -------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                      Year Ended March 31,
                                           -------------------------    ---------------------------------------
                                                     Class I                1996           1995          1994*
                                                    --------              --------       --------      --------
Net asset value, beginning of period                $  9.730              $  9.630       $  9.650      $ 10.000
                                                    --------              --------       --------      --------
Income (loss) from operations:
Net investment income                               $  0.185              $  0.383       $  0.364      $  0.345
Net realized and unrealized
gain (loss) on investments                            (0.003)                0.090          0.030        (0.279)
                                                    --------              --------       --------      --------
Total income from operations                        $  0.182              $  0.473       $  0.394      $  0.066
                                                    --------              --------       --------      --------
Less distributions:
From net investment income                          $ (0.185)             $ (0.373)      $ (0.364)     $ (0.345)
In excess of net investment income                    (0.007)                   --         (0.050)       (0.071)
                                                    --------              --------       --------      --------
Total distributions                                 $ (0.192)             $ (0.373)      $ (0.414)     $ (0.416)
                                                    --------              --------       --------      --------
Net asset value, end of period                      $  9.720              $  9.730       $  9.630      $  9.650
                                                    ========              ========       ========      ========
Total Return (1)                                        1.92%                 4.95%          4.24%         0.37%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)             $ 15,469              $ 18,705       $ 26,048      $ 26,788
Ratio of net expenses to average
daily net assets (2)(4)                                 2.06%+                1.78%          1.55%         0.91%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)            2.03%+                1.75%            --            --
Ratio of net investment income to
average daily net assets                                3.83%+                3.92%          3.82%         3.56%+

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                           $  0.354     $  0.275
                                                                                          ========     ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(4)                                                                               1.66%        1.63%+
Net investment income                                                                         3.71%        2.84%+

 +  Annualized.

 *  For the period from the start of business, April 16, 1993, to March 31, 1994.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                     Marathon New Jersey Limited
                                           --------------------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                             Year Ended March 31,
                                           -----------------------------   ------------------------------------------------
                                              Class I       Class II**         1996          1995        1994         1993*
                                             --------        --------        --------      --------    --------     --------
Net asset value, beginning of period         $ 10.110        $  9.960        $ 10.020      $ 10.030    $ 10.350     $ 10.000
                                             --------        --------        --------      --------    --------     --------
Income (loss) from operations:
Net investment income                        $  0.195        $  0.125        $  0.383      $  0.370    $  0.374     $  0.325
Net realized and unrealized
gain (loss) on investments                     (0.021)          0.128++         0.093         0.068      (0.216)++     0.453
                                             --------        --------        --------      --------    --------     --------
Total income from operations                 $  0.174        $  0.253        $  0.476      $  0.438    $  0.158     $  0.778
                                             --------        --------        --------      --------    --------     --------
Less distributions:
From net investment income                   $ (0.194)       $ (0.123)       $ (0.383)     $ (0.370)   $ (0.374)    $ (0.325)
In excess of net investment income                 --              --          (0.003)       (0.060)     (0.092)          --
From net realized gain on
investment transactions                            --              --              --        (0.018)     (0.012)          --
From paid-in capital                               --              --              --            --          --       (0.103)
                                             --------        --------        --------      --------    --------     --------
Total distributions                          $ (0.194)       $ (0.123)       $ (0.386)     $ (0.448)   $ (0.478)    $ (0.428)
                                             --------        --------        --------      --------    --------     --------
Net asset value, end of period               $ 10.090        $ 10.090        $ 10.110      $ 10.020    $ 10.030     $ 10.350
                                             ========        ========        ========      ========    ========     ========
Total Return (1)                                 1.77%           2.35%           4.79%         4.53%       1.44%        7.71%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)      $ 54,479        $ 12,989        $ 78,039      $ 93,361    $ 99,743     $ 58,527
Ratio of net expenses to average
daily net assets (2)(4)                          1.57%+          0.82%+          1.60%         1.56%       1.51%        1.25%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)     1.54%+          0.79%+          1.58%           --          --           --
Ratio of net investment income to
average daily net assets                         3.59%+          4.74%+          3.77%         3.73%       3.50%        3.71%+
Portfolio Turnover (3)                             --              --              --            --           0%           9%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                                                     $  0.299
                                                                                                                    ========
Ratios (As a percentage of average daily net assets):
Expenses (2)(4)                                                                                                         1.55%+
Net investment income                                                                                                   3.41%+

 +  Annualized.

++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

 *  For the period from the start of business, June 1, 1992, to March 31, 1993.

**  For the period from the start of business, June 27, 1996, to September 30, 1996.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                     Marathon New York Limited
                                           --------------------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                             Year Ended March 31,
                                           -----------------------------   ------------------------------------------------
                                              Class I        Class II**        1996          1995        1994         1993*
                                             --------        --------        --------      --------    --------     --------
Net asset value, beginning of period         $ 10.150        $ 10.000        $ 10.030      $ 10.040    $ 10.360     $ 10.000
                                             --------        --------        --------      --------    --------     --------
Income (loss) from operations:
Net investment income                        $  0.190        $  0.121        $  0.374      $  0.378    $  0.387     $  0.327
Net realized and unrealized
gain (loss) on investments                     (0.046)          0.101++         0.135         0.049      (0.219)       0.475
                                             --------        --------        --------      --------    --------     --------
Total income from operations                 $  0.144        $  0.222        $  0.509      $  0.427    $  0.168     $  0.802
                                             --------        --------        --------      --------    --------     --------
Less distributions:
From net investment income                   $ (0.190)       $ (0.121)       $ (0.374)     $ (0.378)   $ (0.387)    $ (0.327)
In excess of net investment income             (0.004)         (0.001)         (0.015)       (0.055)     (0.093)          --
From net realized gain on
investment transactions                            --              --              --        (0.004)     (0.008)          --
From paid-in capital                               --              --              --            --          --       (0.115)
                                             --------        --------        --------      --------    --------     --------
Total distributions                          $ (0.194)       $ (0.122)       $ (0.389)     $ (0.437)   $ (0.488)    $ (0.442)
                                             --------        --------        --------      --------    --------     --------
Net asset value, end of period               $ 10.100        $ 10.100        $ 10.150      $ 10.030    $ 10.040     $ 10.360
                                             ========        ========        ========      ========    ========     ========
Total Return (1)                                 1.46%           2.04%           5.12%         4.41%       1.46%        7.95%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)      $ 98,419        $ 17,307        $133,846      $166,691    $178,251     $ 93,819
Ratio of net expenses to average
daily net assets (2)(4)                          1.65%+          0.84%+          1.57%         1.51%       1.40%        1.21%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)     1.64%+          0.83%+          1.55%           --          --           --
Ratio of net investment income to
average daily net assets                         3.85%+          4.55%+          3.66%         3.81%       3.56%        3.69%+
Portfolio Turnover (3)                             --              --              --            --          --           11%

***For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
   Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                                                     $  0.305
                                                                                                                    ========
Ratios (As a percentage of average daily net assets):
Expenses (2)(4)                                                                                                         1.47%+
Net investment income                                                                                                   3.43%+

 +  Annualized.

++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

 *  For the period from the start of business, May 29, 1992, to March 31, 1993.

**  For the period from the start of business, June 27, 1996, to September 30, 1996.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                 Marathon Ohio Limited
                                           -------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                      Year Ended March 31,
                                           -------------------------    ---------------------------------------
                                                     Class I                1996           1995          1994*
                                                    --------              --------       --------      --------
Net asset value, beginning of period                $  9.840              $  9.730       $  9.730      $ 10.000
                                                    --------              --------       --------      --------
Income (loss) from operations:
Net investment income                               $  0.194              $  0.398       $  0.382      $  0.354
Net realized and unrealized
gain (loss) on investments                             0.023                 0.085          0.032        (0.194)
                                                    --------              --------       --------      --------
Total income from operations                        $  0.217              $  0.483       $  0.414      $  0.160
                                                    --------              --------       --------      --------
Less distributions:
From net investment income                          $ (0.194)             $ (0.373)      $ (0.382)     $ (0.354)
In excess of net investment income                    (0.003)                   --         (0.032)       (0.076)
                                                    --------              --------       --------      --------
Total distributions                                 $ (0.197)             $ (0.373)      $ (0.414)     $ (0.430)
                                                    --------              --------       --------      --------
Net asset value, end of period                      $  9.860              $  9.840       $  9.730      $  9.730
                                                    ========              ========       ========      ========
Total Return (1)                                        2.24%                 5.07%          4.41%         1.23%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)             $ 27,536              $ 29,759       $ 34,279      $ 32,002
Ratio of net expenses to average
daily net assets (2)(3)                                 1.94%+                1.67%          1.49%         1.03%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)            1.92%+                1.65%            --            --
Ratio of net investment income to
average daily net assets                                3.95%+                4.04%          3.95%         3.53%+

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                          $  0.371      $  0.293
                                                                                         ========      ========
Ratios (As a percentage of
average daily net assets):
Expenses (2)(3)                                                                              1.60%         1.63%+
Net investment income                                                                        3.84%         2.93%+

 +  Annualized.

 *  For the period from the start of business, April 16, 1993, to March 31, 1994.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements





                                                                     Marathon Pennsylvania Limited
                                           --------------------------------------------------------------------------------
                                              Six Months Ended
                                             September 30, 1996
                                                  (Unaudited)                             Year Ended March 31,
                                           -----------------------------   ------------------------------------------------
                                              Class I        Class II**        1996          1995        1994         1993*
                                             --------        --------        --------      --------    --------     --------
Net asset value, beginning of period         $ 10.190        $ 10.030        $ 10.090      $ 10.100    $ 10.390     $ 10.000
                                             --------        --------        --------      --------    --------     --------
Income (loss) from operations:
Net investment income                        $  0.204        $  0.127        $  0.388      $  0.374    $  0.399     $  0.336
Net realized and unrealized
gain (loss) on investments                     (0.054)          0.109++         0.110         0.065      (0.195)       0.490
                                             --------        --------        --------      --------    --------     --------
Total income from operations                 $  0.150        $  0.236        $  0.498      $  0.439    $  0.204     $  0.826
                                             --------        --------        --------      --------    --------     --------
Less distributions:
From net investment income                   $ (0.200)       $ (0.126)       $ (0.388)     $ (0.374)   $ (0.399)    $ (0.336)
In excess of net investment income                 --              --          (0.010)       (0.069)     (0.083)          --
From net realized gain on
investment transactions                            --              --              --        (0.006)     (0.012)          --
In excess of realized gain on
investment transactions                            --              --              --            --          --       (0.100)
                                             --------        --------        --------      --------    --------     --------
Total distributions                          $ (0.200)       $ (0.126)       $ (0.398)     $ (0.449)   $ (0.494)    $ (0.436)
                                             --------        --------        --------      --------    --------     --------
Net asset value, end of period               $ 10.140        $ 10.140        $ 10.190      $ 10.090    $ 10.100     $ 10.390
                                             ========        ========        ========      ========    ========     ========
Total Return (1)                                 1.52%           2.16%           4.98%         4.50%       1.89%        8.19%
Ratios/Supplemental Data***:
Net assets, end of period (000 omitted)      $ 57,127        $ 15,581        $ 84,407      $103,553    $109,515     $ 65,005
Ratio of net expenses to average
daily net assets (2)(4)                          1.71%+          0.93%+          1.62%         1.57%       1.45%        1.29%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (2)     1.70%+          0.92%+          1.60%           --          --           --
Ratio of net investment income to
average daily net assets                         4.04%+          4.77%+          3.79%         3.75%       3.63%        3.88%+
Portfolio Turnover (3)                             --              --              --            --           0%          18%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the
    Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per share                                                                                     $  0.315
                                                                                                                    ========
Ratios (As a percentage of average daily net assets):
Expenses (2)(4)                                                                                                         1.53%+
Net investment income                                                                                                   3.64%+

 +  Annualized.

++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

 *  For the period from the start of business, June 1, 1992, to March 31, 1993.

**  For the period from the start of business, June 27, 1996, to September 30, 1996.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before March
    31, 1995 have not been adjusted to reflect this change.

See notes to financial statements




Notes to Financial Statements
(Unaudited)

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-four Funds, nine of which are included in these financial statements. They include EV Marathon California Limited Maturity Municipals Fund ("Marathon California Limited Fund"), EV Marathon Connecticut Limited Maturity Municipals Fund ("Marathon Connecticut Limited Fund"), EV Marathon Florida Limited Maturity Municipals Fund ("Marathon Florida Limited Fund"), EV Marathon Massachusetts Limited Maturity Municipals Fund ("Marathon Massachusetts Limited Fund"), EV Marathon Michigan Limited Maturity Municipals Fund ("Marathon
Michigan Limited Fund"), EV Marathon New Jersey Limited Maturity Municipals Fund ("Marathon New Jersey Limited Fund"), EV Marathon
New York Limited Maturity Municipals Fund ("Marathon New York
Limited Fund"), EV Marathon Ohio Limited Maturity Municipals Fund ("Marathon Ohio Limited Fund"), and EV Marathon Pennsylvania Limited Maturity Municipals Fund ("Marathon Pennsylvania Limited Fund"). The Funds have two classes of shares. Class I shares are sold at net asset value and are subject to a contingent deferred sales charge
(See Note 6). Class I shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class II shares. All classes of shares have equal rights as to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenes, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon California Limited Fund invests its assets in the California Limited Maturity Municipals Portfolio, the Marathon Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Municipals Portfolio, the Marathon Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Marathon Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Municipals Portfolio, the Marathon Michigan Fund invests its assets in the Michigan Limited Maturity Municipals Portfolio, the Marathon New Jersey Limited Fund invests its assets in the New
Jersey Limited Maturity Municipals Portfolio, the Marathon New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, the Marathon Ohio Limited Fund invests its assets in the Ohio Limited Maturity Municipals Portfolio and the Marathon Pennsylvania Limited Fund invests its assets in the Pennsylvania
Limited Maturity Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (93.6%, 88.3%, 98.5%, 94.2%, 90.5%, 97.6%, 96.4%, 90.1% and 92.0% at
September 30, 1996 for the Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon
New Jersey Limited Fund, Marathon New York Limited Fund, Marathon
Ohio Limited Fund and Marathon Pennsylvania Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial
Statements which are included elsewhere in this report.


B. Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.


C. Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1996, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arisingfrom future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income taxes. The amounts and expiration dates of the capital loss carryovers are as follows:

           Fund                       Amount            Expires
         ------                   --------------   -----------------
Marathon California Limited        $1,636,789       March 31, 2004
Fund                                  723,340       March 31, 2003
Marathon Connecticut Limited          248,769       March 31, 2004
Fund                                  232,805       March 31, 2003
Marathon Florida Limited Fund       2,395,400       March 31, 2004
                                      645,654       March 31, 2003
Marathon Massachusetts Limited      1,434,610       March 31, 2004
Fund                                  595,115       March 31, 2003
Marathon Michigan Limited             629,966       March 31, 2004
Fund                                  513,947       March 31, 2003
Marathon New Jersey Limited         1,685,218       March 31, 2004
Fund                                  574,423       March 31, 2003
Marathon New York Limited           1,660,209       March 31, 2004
Fund                                  901,272       March 31, 2003
Marathon Ohio Limited Fund            627,563       March 31, 2004
                                      817,971       March 31, 2003
                                        3,600       March 31, 2002
Marathon Pennsylvania Limited       1,531,994       March 31, 2004
Fund                                  574,393       March 31, 2003

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reflected as a reduction of operating expenses on the Statements of Operations.

G. Other -- Investment transactions are accounted for on a trade date basis.

H. Interim Financial Information -- The interim financial statements relating to September 30, 1996 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1997 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.



(3) Shares of Beneficial Interest


The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:

                                                             Marathon California Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                   Class I          Class II            March 31, 1996
                                                ------------      ------------      --------------------
Sales                                              25,504                 --                125,775
Issued to shareholders electing to receive
payments of distributions in Fund shares           46,433              1,514                115,612
Redemptions                                      (653,938)           (77,039)            (2,283,300)
Exchange to Class II shares                      (733,339)           733,339                     --
                                                ---------            -------              ---------
Net increase (decrease)                        (1,315,340)           657,814             (2,041,913)
                                                =========            =======              =========



                                                             Marathon Connecticut Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                              Class I                  March 31, 1996
                                                            ------------            --------------------
Sales                                                          40,995                       81,436
Issued to shareholders electing to receive
payments of distributions in Fund shares                       16,175                       35,937
Redemptions                                                  (112,124)                    (408,009)
                                                              -------                      -------
Net decrease                                                  (54,954)                    (290,636)
                                                              =======                      =======



                                                               Marathon Florida Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                   Class I          Class II            March 31, 1996
                                                ------------      ------------      --------------------
Sales                                              110,947                 --                 640,788
Issued to shareholders electing to receive
payments of distributions in Fund shares            94,317               3,321                232,870
Redemptions                                     (1,717,337)           (207,072)            (4,235,722)
Exchange to Class II shares                     (1,867,384)          1,867,384                     --
                                                 ---------           ---------              ---------
Net increase (decrease)                         (3,379,457)          1,663,633             (3,362,064)
                                                 =========           =========              =========



                                                           Marathon Massachusetts Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                   Class I          Class II            March 31, 1996
                                                ------------      ------------      --------------------
Sales                                               64,694                  --                305,814
Issued to shareholders electing to receive
payments of distributions in Fund shares            91,786               4,300                228,138
Redemptions                                     (1,367,524)           (177,345)            (2,805,006)
Exchange to Class II shares                     (1,585,066)          1,585,066                     --
                                                 ---------           ---------              ---------
Net increase (decrease)                         (2,796,110)          1,412,021             (2,271,054)
                                                 =========           =========              =========



                                                             Marathon Michigan Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                              Class I                  March 31, 1996
                                                            ------------            --------------------
Sales                                                            12,264                        44,619
Issued to shareholders electing to receive
payments of distributions in Fund shares                         19,479                        49,660
Redemptions                                                    (362,069)                     (876,104)
                                                                -------                       -------
Net decrease                                                   (330,326)                     (781,825)
                                                                =======                       =======



                                                             Marathon New Jersey Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                   Class I          Class II            March 31, 1996
                                                ------------      ------------      --------------------
Sales                                               52,085                 --                 149,270
Issued to shareholders electing to receive
payments of distributions in Fund shares            88,639              3,752                 208,755
Redemptions                                     (1,030,930)          (148,518)             (1,950,361)
Exchange to Class II shares                     (1,432,018)         1,432,018                      --
                                                 ---------          ---------               ---------
Net increase (decrease)                         (2,322,224)         1,287,252              (1,592,336)
                                                 =========          =========               =========



                                                             Marathon New York Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                   Class I          Class II            March 31, 1996
                                                ------------      ------------      --------------------
Sales                                               63,054                 --                 441,765
Issued to shareholders electing to receive
payments of distributions in Fund shares            147,640             5,003                 365,297
Redemptions                                      (1,639,735)         (307,971)             (4,238,030)
Exchange to Class II shares                      (2,016,402)        2,016,402                      --
                                                  ---------         ---------               ---------
Net increase (decrease)                          (3,445,443)        1,713,434              (3,430,968)
                                                 ==========         =========               =========



                                                                Marathon Ohio Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                              Class I                  March 31, 1996
                                                            ------------            --------------------
Sales                                                            53,274                        83,296
Issued to shareholders electing to receive
payments of distributions in Fund shares                         38,333                        82,900
Redemptions                                                    (325,040)                     (664,620)
                                                                -------                       -------
Net decrease                                                   (233,433)                     (498,424)
                                                                =======                       =======



                                                             Marathon Pennsylvania Limited Fund
                                                --------------------------------------------------------
                                                          Six Months Ended
                                                        September 30, 1996
                                                           (Unaudited)
                                                ------------------------------            Year Ended
                                                   Class I          Class II            March 31, 1996
                                                ------------      ------------      --------------------
Sales                                                84,083                --                 304,907
Issued to shareholders electing to receive
payments of distributions in Fund shares             82,608             2,931                 209,882
Redemptions                                      (1,061,083)         (219,443)             (2,491,336)
Exchange to Class II shares                      (1,753,300)        1,753,300                      --
                                                  ---------         ---------               ---------
Net increase (decrease)                          (2,647,692)        1,536,788              (1,976,547)
                                                 ==========         =========               =========

There were no transactions involving shares of any other class.




(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR

(5) Distribution Plan

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Funds' daily net assets attributable to Class I shares, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (3-1/2% for Marathon Connecticut Limited Fund, Marathon Michigan Limited Fund and Marathon Ohio Limited Fund) of the aggregate amount received by the Fund for Class I shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces each Funds' net assets. For the six months ended September 30, 1996, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund paid or accrued $183,117, $47,345, $380,638, $296,955, $64,886, $257,772, $451,663, $106,510,
and $270,480, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets attributable to Class I shares. At September 30, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund and Marathon Pennsylvania Limited Fund were approximately $489,000, $267,000, $989,000, $718,000, $380,000, $637,000, $1,044,000, $595,000 and $617,000,
respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.15% of each Fund's average daily net assets attributable to both Class I and Class II shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the six months ended September 30, 1996, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund and Marathon Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $40,652, $8,844, $84,276, $66,325, $13,817, $56,900, $92,490, $34,760, and
$61,820, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds and Portfolios are officers or directors of EVD.


(6) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is imposed on any redemption of Class I shares made within four years of purchase. Generally the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class I shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the corresponding Fund. EVD received approximately $59,000, $14,000, $169,000, $105,000, $45,000, $73,000, $159,000, $49,000, and $94,000,
respectively, of CDSC paid by shareholders of Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund for the six months ended September 30, 1996.

(7) Investment Transactions

Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended September 30, 1996 were as follows:


                      Marathon          Marathon         Marathon
                     California       Connecticut        Florida
                       Limited          Limited          Limited
                        Fund             Fund             Fund
                   --------------    -------------   -------------
Increases           $ 7,768,919      $  493,514      $ 20,162,635
Decreases            15,628,627       1,325,081        40,123,225


                      Marathon          Marathon         Marathon
                    Massachusetts       Michigan        New Jersey
                       Limited          Limited          Limited
                        Fund             Fund             Fund
                   --------------    -------------   -------------
Increases           $16,706,117        $  319,103     $15,040,862
Decreases            32,765,554         3,790,915      26,954,295


                      Marathon          Marathon         Marathon
                      New York           Ohio          Pennsylvania
                       Limited          Limited          Limited
                        Fund             Fund             Fund
                   --------------    -------------   -------------

Increases           $21,207,168       $  563,274      $ 18,633,481
Decreases            41,657,514        3,505,217        31,922,523




California Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%


Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Cogeneration - 3.0%
NR             BBB-            $1,500   Central Valley Finance
                                        Authority, Carson Ice
                                        Project, 5.20%, 7/1/99                              $1,510,155
                                                                                        --------------
                                        Education - 7.4%
Aaa            AAA             $1,500   California Educational
                                        Facilities Authority, Stanford
                                        University, 5.90%, 11/1/03                          $2,112,820
Aaa            AAA              2,000   California Educational
                                        Facilities Authority,
                                        California Institute of
                                        Technology, 6.375%, 1/1/08                           1,586,250
                                                                                        --------------
                                                                                            $3,699,070
                                                                                        --------------
                                        Escrowed/Prerefunded - 21.8%
A1             AA-             $2,400   California Health Facilities,
                                        Sisters of Providence,
                                        Prerefunded to 10/1/00,
                                        7.50%, 10/1/10                                      $2,700,720
Aaa            AAA              1,000   California State Public
                                        Works Board, Department
                                        of Corrections, Prerefunded
                                        to 9/1/01, 6.50%, 9/1/19                             1,103,270
Aa             AA               1,500   Los Angeles Department of
                                        Airports, Prerefunded to
                                        5/1/97, 7.40%, 5/1/10                                1,562,070
Aaa            AAA              1,925   Moulton Niguel, California,
                                        Water District, (AMBAC),
                                        Prerefunded to 4/1/00,
                                        7.30%, 4/1/12                                        2,137,058
NR             AAA              3,000   San Bernadino, California,
                                        Certificates of Participation,
                                        Prerefunded to 8/1/01,
                                        7.00%, 8/1/28 (2)                                    3,370,350
                                                                                        --------------
                                                                                           $10,873,468
                                                                                        --------------
                                        Electric Utility - 6.3%
A2             A+              $1,000   California Pollution
                                        Control Financing
                                        Authority, Southern
                                        California Edison
                                        Company, Series D,
                                        6.85%, 12/1/08                                      $1,074,590
A2             A                2,000   California Pollution
                                        Control Financing
                                        Authority, San Diego Gas
                                        & Electric, 5.90%, 6/1/14                            2,059,740
                                                                                        --------------
                                                                                            $3,134,330
                                                                                        --------------

                                        General Obligations - 3.7%
Aa             AA-             $1,000   Palos Verdes CA, Library
                                        District, 6.70%, 8/1/11                             $1,061,690
Baa1           A                  750   Commonwealth of
                                        Puerto Rico, 6.35%, 7/1/10                             794,610
                                                                                        --------------
                                                                                            $1,856,300
                                                                                        --------------
                                        Housing - 2.1%
Aa             A+              $1,000   Department of  Veterans
                                        Affairs of the State of
                                        California, Home Purchase
                                        Revenue Bonds, (AMT),
                                        7.50%, 8/1/98                                       $1,035,180
                                                                                        --------------
                                        Insured Electric Utility - 5.2%
Aaa            AAA             $1,500   Sacramento Municipal
                                        Utility District, (AMBAC),
                                        5.60%, 8/15/16                                      $1,489,230
Aaa            AAA              1,000   Sacramento Municipal
                                        Utility District, (MBIA),
                                        6.20%, 8/15/05                                       1,077,380
                                                                                        --------------
                                                                                            $2,566,610
                                                                                        --------------
                                        Insured General Obligation - 4.0%
Aaa            AAA             $2,000   Mt. Diablo, CA School
                                        District (AMBAC),
                                        5.70%, 8/1/14                                       $1,997,600
                                                                                        --------------
                                        Insured Hospital Revenue - 18.5%
Aaa            AAA             $1,750   ABAG Finance Authority,
                                        Certificates of Participation,
                                        Stanford University Hospital,
                                        (MBIA), 4.90%, 11/1/03                              $1,743,718
Aaa            AAA              1,000   ABAG Finance Authority,
                                        Certificates of Participation,
                                        Stanford University Hospital,
                                        (MBIA), 5.125%, 11/1/05                                997,440
Aaa            AAA              3,750   Loma Linda, CA, Hospital
                                        Revenue, (MBIA),
                                        5.00%, 12/1/13                                       3,480,225
Aaa            AAA              3,250   California Health Facilities
                                        Financing Authority,
                                        (Catholic Health West),
                                        (AMBAC), 5.00%, 7/1/14                               3,028,707
                                                                                        --------------
                                                                                            $9,250,090
                                                                                        --------------

                                        Insured Lease Revenue/
                                        Certificates of Participation - 5.2%
Aaa            AAA             $1,355   California State Public
                                        Works Board - Department
                                        of Corrections, (AMBAC),
                                        5.25%, 12/1/13                                      $1,301,572
Aaa            AAA              1,250   Merced County, California,
                                        CSAC Lease Finance
                                        Program, Certificates of
                                        Participation, (FSA),
                                        5.60%, 10/1/01                                       1,301,812
                                                                                        --------------
                                                                                            $2,603,384
                                                                                        --------------
                                        Insured Special
                                        Tax Revenue - 2.5%
Aaa            AAA             $1,250   Los Angeles Metropolitan
                                        Transportation Authority
                                        Sales Tax, (AMBAC),
                                        5.70%, 7/1/12                                       $1,253,850
                                                                                        --------------
                                        Insured Transportation - 3.8%
Aaa            AAA             $1,905   Los Angeles Department of
                                        Airports, (Los Angeles
                                        International Airport),
                                        (FGIC), (AMT),
                                        5.625%, 5/15/12                                     $1,878,597
                                                                                        --------------
                                        Lease Revenue/
                                        Certificate of Participation - 2.0%
A              A               $1,920   San Bernadino Joint Power
                                        Finance Authority Lease
                                        Revenue Bonds,
                                        5.40%, 12/1/08                                        $976,420
                                                                                        --------------
                                        Nursing Homes - 4.0%
NR             A+              $2,000   California Statewide
                                        Communities Development
                                        Corporation, (Pacific
                                        Homes), 5.90%, 4/1/09                               $2,003,940
                                                                                        --------------
                                        Special Tax Revenue - 4.1%
Aa             AA              $2,000   Orange County Local
                                        Transportation Authority,
                                        Sales Tax Revenue Bonds,
                                        5.70%, 2/15/03                                      $2,070,981
                                                                                        --------------
                                        Transportation - 2.1%
A1             NR              $1,000   Contra Costa, California,
                                        Transportation Authority,
                                        6.40%, 3/1/01                                       $1,073,130
                                                                                        --------------
                                        Water & Sewer Revenue - 4.3%
A1             A               $2,000   The City of Los Angeles
                                        Wastewater System,
                                        6.90%, 6/1/08 (1)                                   $2,154,480
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $48,626,770)                                 $49,937,585
                                                                                        ==============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by California municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996,
39.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 2.6% to 22.4% of total investments.

See notes to financial statements





Connecticut Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Education - 11.1%
NR             BBB-              $500   State of Connecticut
                                        HEFA, Quinnipiac College,
                                        6.00%, 7/1/13                                         $478,580
NR             BBB-               285   State of Connecticut
                                        HEFA, University of
                                        New Haven, 6.00% 7/1/06                                283,723
Baa1           BBB+               750   State of Connecticut
                                        HEFA, Fairfield University,
                                        6.90%, 7/1/14 (1)                                      782,438
                                                                                        --------------
                                                                                            $1,544,741
                                                                                        --------------
                                        Electric Revenue - 3.9%
Baa1           A-                $500   Puerto Rico Electric
                                        Power Authority,
                                        7.125%, 7/1/14                                        $535,690
                                                                                        --------------
                                        Escrowed/Prerefunded - 4.0%
Aaa            AAA               $500   South Central Connecticut
                                        Regional Water Authority,
                                        (AMBAC), Prerefunded to
                                        8/1/01, 6.50%, 8/1/07                                 $548,695
                                                                                        --------------
                                        General Obligations - 14.0%
Aa             AA                $500   Brandford, Connecticut,
                                        5.40%, 2/15/14                                        $491,125
Aa             AA-                400   State of Connecticut,
                                        5.125%, 8/15/11                                        382,912
Aa             NR                 190   Norwich, Connecticut,
                                        5.00%, 8/1/14                                          180,104
Aa             NR                 190   Norwich, Connecticut,
                                        5.00%, 8/1/15                                          178,718
Baa1           A-                 500   Puerto Rico Aqueduct &
                                        Sewer Authority,
                                        5.00%, 7/1/19                                          451,525
Baa1           A-                 250   Puerto Rico Municipal
                                        Finance Agency,
                                        5.875%, 7/1/06                                         256,297
                                                                                        --------------
                                                                                            $1,940,681
                                                                                        --------------
                                        Hospital Revenue - 4.6%
NR             BBB-              $600   Connecticut Health and
                                        Educational Facilities
                                        Authority, New
                                        Britain Hospital,
                                        7.50%, 7/1/06                                         $639,576
                                                                                        --------------

                                        Housing - 7.1%
Aa             AA                $200   Connecticut Housing
                                        Finance Authority,
                                        6.95%, 11/15/01                                       $209,320
Aa             AA                 750   Connecticut Housing
                                        Finance Authority,
                                        6.90%, 11/15/99                                        773,790
                                                                                        --------------
                                                                                              $983,110
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 6.4%
A2             NR                $625   Connecticut Development
                                        Authority - Frito Lay
                                        Project, 6.375%,
                                        7/1/04                                                $637,144
Baa3           BB+                250   Puerto Rico Port
                                        Authority, (American
                                        Airlines), 6.25%, 6/1/26                               252,862
                                                                                        --------------
                                                                                              $890,006
                                                                                        --------------
                                        Insured Education - 3.3%
Aaa            AAA               $500   University of Connecticut,
                                        (FGIC), 5.00%, 2/1/16 (1)                             $460,925
                                                                                        --------------
                                        Insured General Obligations - 11.4%
Aaa            AAA               $500   Bridgeport, Connecticut,
                                        (AMBAC), 6.00%, 9/1/06                                $533,040
Aaa            AAA                250   Hartford, Connecticut,
                                        (FGIC), 5.40%, 10/1/09                                 249,535
Aaa            AAA                315   New Haven, Connecticut,
                                        (FGIC), 5.25%, 8/1/06                                  317,621
Aaa            AAA                500   Old Saybrook, Connecticut,
                                        (AMBAC), 4.10%, 8/15/01                                485,575
                                                                                        --------------
                                                                                            $1,585,771
                                                                                        --------------
                                        Insured Hospitals - 13.7%
Aaa            AAA               $150   Connecticut HEFA,
                                        Greenwich Hospital Issue,
                                        (MBIA), 5.75% 7/1/06                                  $155,881
Aaa            AAA                500   Connecticut HEFA,
                                        Waterbury Hospital Issue,
                                        (FSA), 7.00% 7/1/20                                    537,575
Aaa            AAA                250   Connecticut HEFA,
                                        Stamford Hospital Issue,
                                        (MBIA), 6.50%, 7/1/06                                  267,620
Aaa            AAA                470   Connecticut HEFA,
                                        St. Raphael Hospital Issue,
                                        (AMBAC), 6.50%, 7/1/06                                 464,224
Aaa            AAA                500   Connecticut HEFA,
                                        Veteran Memorial
                                        Hospital Issue, (MBIA),
                                        5.375%, 7/1/16                                         479,695
                                                                                        --------------
                                                                                            $1,904,995
                                                                                        --------------
                                        Insured Miscellaneous - 3.9%
Aaa            AAA               $500   Woodstock, Connecticut
                                        Special Obligation Bonds,
                                        (AMBAC), 7.00%, 3/1/07                                $545,135
                                                                                        --------------
                                        Insured Transportation - 6.3%
Aaa            AAA               $750   Connecticut State Airport
                                        Bonds, Bradley International
                                        Airport, (FGIC),
                                        7.40%, 10/1/04                                        $873,330
                                                                                        --------------
                                        Insured Utility - 3.8%
Aaa            AAA               $500   Connecticut Municipal
                                        Electric Authority,
                                        (MBIA), 6.00%, 1/1/07                                 $528,560
                                                                                        --------------
                                        Miscellaneous - 3.1%
Aa             AA-               $410   Connecticut State
                                        Development Authority,
                                        5.85%, 11/15/07                                       $428,434
                                                                                        --------------
                                        Water & Sewer Revenue - 3.4%
Aaa            AA+               $500   Connecticut State Clean
                                        Water Revenue,
                                        4.875%, 5/1/09                                        $472,306
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $13,652,704)                                 $13,881,955
                                                                                        ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 42.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 3.9% to 18.6% of total investments.

See notes to financial statements






Florida Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Escrowed - 21.3%
Aaa            AAA             $1,015   Dade County, FL,
                                        Educational Facilities
                                        Authority,(MBIA),
                                        Prerefunded to
                                        10/1/01, 7.00%, 10/1/08                             $1,138,769
Aaa            AAA              1,500   Dade County, FL, Local
                                        School District, (FGIC),
                                        Prerefunded to
                                        8/1/01, 6.00%, 8/1/06                                1,593,210
Aaa            AAA              1,000   Dunnedin, Florida,
                                        Hospital, Mease Health
                                        Care, (MBIA), Prerefunded
                                        to 11/15/01, 6.75%,
                                        11/15/21                                             1,112,810
Aa             AAA              1,500   Florida Board of
                                        Education Capital Outlay,
                                        Prerefunded to 6/1/01
                                        6.75%, 6/1/12                                        1,645,920
Aaa            AAA              1,500   Florida Department of
                                        Natural Resources,
                                        Preservation 2000,
                                        (MBIA), Prerefunded to
                                        7/1/98,7.25%, 7/1/08                                 1,607,895
Aaa            AAA              4,485   Jacksonville Electric
                                        Authority, Bulk Power
                                        Supply System, Prerefunded
                                        to 10/1/00, 6.75%, 10/1/16                           4,906,500
Aaa            AAA              3,250   Orlando Utility
                                        Community Water &
                                        Electric, Prerefunded to
                                        10/1/01, 6.50%, 10/1/20                              3,574,513
Aaa            AAA              2,000   Palm Bay, FL, Utility,
                                        Palm Bay Utility
                                        Corporation, (MBIA)
                                        Prerefunded to 10/1/02,
                                        6.20%, 10/1/17                                       2,185,400
Aaa            AAA              2,805   Palm Beach County
                                        Criminal Justice Facilities,
                                        (FGIC), Prerefunded to
                                        6/1/00, 7.00%, 6/1/01                                3,086,706
Baa1           AAA              1,750   Puerto Rico Aqueduct &
                                        Sewer Authority,
                                        Prerefunded to 7/1/98,
                                        7.875%, 7/1/17                                       1,895,652
                                                                                        --------------
                                                                                           $22,747,375
                                                                                        --------------

                                        General Obligations - 18.1%
Aa             AA              $4,000   Florida State Board of
                                        Education, 5.00%, 6/1/14                            $3,762,600
Aa             AA               3,000   Florida State Board of
                                        Education, 5.00%, 6/1/09                             2,896,080
Aa             AA               1,500   Florida State Board of
                                        Education, 5.125%, 6/1/18                            1,396,875
Aa             AA               4,000   Florida State Board of
                                        Education, 5.50%, 6/1/11                             4,022,040
Baa1           A                1,000   Puerto Rico Public
                                        Building Authority,
                                        6.50%, 7/1/03                                        1,086,670
Baa1           A-               2,000   Puerto Rico Municipal
                                        Finance Agency,
                                        5.50%, 7/1/01                                        2,048,380
Baa1           A-               2,500   Puerto Rico Municipal
                                        Finance Agency,
                                        5.875%, 7/1/05                                        2,578,875
NR             NR               1,500   Virgin Islands Public
                                        Finance Authority,
                                        6.80%, 10/1/00                                       1,587,210
                                                                                        --------------
                                                                                           $19,378,730
                                                                                        --------------
                                        Hospitals - 2.3%
NR             BBB               $515   Escambia County Health
                                        Facilities Authority,
                                        (Baptist Hospital Inc., and
                                        Baptist Manor Inc.),
                                        6.00%, 10/1/97                                        $519,486
NR             BBB                545   Escambia County Health
                                        Facilities Authority, (Baptist
                                        Hospital Inc., and Baptist
                                        Manor Inc.) 6.25%, 10/1/98                             554,984
Baa1           NR                 425   Jacksonville Health
                                        Facilities Authority,
                                        (National Benevolent
                                        Association-Cypress Village
                                        Project), 6.00%, 12/1/98                               437,338
Baa1           NR                 450   Jacksonville Health
                                        Facilities Authority,
                                        (National Benevolent
                                        Association-Cypress Village
                                        Project), 6.25%, 12/1/99                               467,955
Baa1           NR                 480   Jacksonville Health
                                        Facilities Authority,
                                        (National Benevolent
                                        Association-Cypress Village
                                        Project), 6.50%, 12/1/00                               503,582
                                                                                        --------------
                                                                                            $2,483,345
                                                                                        --------------
                                        Housing - 1.8%
Baa            BBB             $2,000   Puerto Rico Housing
                                        Bank and Finance Agency,
                                        5.10%, 12/1/03                                      $1,969,260
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 3.4%
Baa2           BBB             $1,470   Nassau County PCR,
                                        (ITT Rayonier Incorporated
                                        Project), 5.60%, 6/1/00                             $1,497,577
B1             BB+              2,000   Polk County, Florida,
                                        Industrial Development
                                        Authority, (IMC Fertilizer),
                                        (AMT), 7.525%, 1/1/15                                2,091,040
                                                                                        --------------
                                                                                            $3,588,617
                                                                                        --------------
                                        Insured Cogeneration - 3.2%
Aaa            AAA             $2,000   Dade County, Florida,
                                        Resource Recovery
                                        Facilities, (AMBAC),
                                        (AMT), 5.30%, 10/1/07                               $1,978,660
Aaa            AAA              1,500   Dade County, Florida,
                                        Resource Recovery
                                        Facilities, (AMBAC),
                                        (AMT), 5.35%, 10/1/08                                1,476,540
                                                                                        --------------
                                                                                            $3,455,200
                                                                                        --------------
                                        Insured General Obligation - 3.6%
Aaa            AAA             $2,000   Dade County Local School
                                        District, (MBIA),
                                        6.40%, 8/1/00                                       $2,133,540
Aaa            AAA              1,580   Sarasota County, FL,
                                        (FGIC), 6.25%, 10/1/05                               1,701,202
                                                                                        --------------
                                                                                            $3,834,742
                                                                                        --------------
                                        Insured Hospital - 9.3%
Aaa            AAA             $2,000   Hillsborough County
                                        Hospital Authority,
                                        (Tampa General Hospital
                                        Project), (FSA),
                                        6.375%, 10/1/13                                     $2,104,040
Aaa            AAA              4,000   Jacksonville Health
                                        Facilities Authority,
                                        (Baptist Medical Center
                                        Project), (MBIA),
                                        7.25%, 6/1/05 (1)                                    4,342,640
Aaa            AAA              1,000   City of Lakeland,
                                        (Lakeland Regional
                                        Medical Center Project),
                                        (FGIC), 5.40%, 11/15/01                              1,035,590
Aaa            AAA             $1,360   North Broward Hospital
                                        District, (MBIA),
                                        6.20%, 1/1/04                                       $1,464,489
Aaa            AAA              1,000   Orange County Health
                                        Facilities Authority,
                                        (Adventist Health
                                        System/Sunbelt Inc,)
                                        (CGIC), 5.50%, 11/15/02                              1,036,130
                                                                                        --------------
                                                                                            $9,982,889
                                                                                        --------------
                                        Insured Housing - 2.2%
Aaa            AAA             $1,240   Florida Housing Finance
                                        Agency, (Leigh Meadows
                                        Apartments), (AMBAC),
                                        5.85%, 9/1/10                                       $1,247,316
Aaa            AAA              1,140   Florida Housing Finance
                                        Agency, (Stottert Arms
                                        Apartments), (AMBAC),
                                        5.90%, 9/1/10                                        1,146,703
                                                                                        --------------
                                                                                            $2,394,019
                                                                                        --------------
                                        Insured Miscellaneous - 2.0%
Aaa            AAA             $2,000   City of Jacksonville,
                                        Guaranteed Entitlement,
                                        (AMBAC), 5.50% 10/1/02                              $2,086,980
                                                                                        --------------
                                        Insured Special Tax - 4.6%
Aaa            AAA             $5,000   Florida Department of
                                        Natural Resources,
                                        (MBIA), 5.25%, 7/1/10                               $4,894,200
                                                                                        --------------
                                        Insured Transportation - 7.6%
Aaa            AAA             $2,000   Dade County, Florida,
                                        Seaport Revenue, (MBIA),
                                        5.125%, 10/1/16                                     $1,893,460
Aaa            AAA              3,120   Hillsborough County
                                        Aviation Authority, Tampa
                                        International Airport,
                                        (FGIC), 6.85%, 10/1/06                               3,363,266
Aaa            AAA              2,500   Palm Beach County,
                                        Florida, Airport, (MBIA),
                                        7.75%, 10/1/10                                       2,870,725
                                                                                        --------------
                                                                                            $8,127,451
                                                                                        --------------

                                        Insured Water & Sewer - 7.6%
Aaa            AAA             $3,000   Dade County FL, Water &
                                        Sewer Revenue, (FGIC),
                                        5.00%, 10/1/09                                      $2,880,840
Aaa            AAA              2,000   Manatee County FL,
                                        Public Utilities, (MBIA),
                                        6.75%, 10/1/04                                       2,247,920
Aaa            AAA              1,000   Pasco County FL, Water &
                                        Sewer Revenue,(FGIC),
                                        5.40%, 10/1/03                                       1,037,690
Aaa            AAA              2,000   Tampa, Florida, Water &
                                        Sewer Revenue, (FGIC),
                                        5.25%, 10/1/13                                       1,934,520
                                                                                        --------------
                                                                                            $8,100,970
                                                                                        --------------
                                        Utility - 9.9%
Aa             AA              $2,000   Gainesville, Florida Utility
                                        System Revenue,
                                        5.00%, 10/1/15                                      $1,843,180
Aa1            AA               3,000   Jacksonville Electric
                                        Authority, St. John's River
                                        Power Park, 6.50%, 10/1/03                           3,314,970
Aa1            AA               3,500   Jacksonville Electric
                                        Authority, St. John's River
                                        Power Park, 5.25%, 10/1/20                           3,326,085
Aa             AA-              2,000   City of Tallahassee, Electric
                                        Refunding Bonds,
                                        5.90%, 10/1/05                                       2,117,420
                                                                                        --------------
                                                                                           $10,601,655
                                                                                        --------------
                                        Water & Sewer Revenue - 3.1%
A3             A+                $330   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project), 5.40%,
                                        10/1/00                                               $338,323
A3             A+                 345   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project),
                                        5.50%, 10/1/01                                         354,839
A3             A+                $365   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project),
                                        5.60%, 10/1/02                                        $376,220
A3             A+                 380   Dunes Community
                                        Development District,
                                        (Flagler County, Water &
                                        Sewer Project),
                                        5.70%, 10/1/03                                         393,269
Aa             AA-              1,700   St. Petersburg, FL, Public
                                        Utility Revenue,
                                        6.65%, 10/1/03                                       1,833,571
                                                                                        --------------
                                                                                            $3,296,222
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $104,324,918)                               $106,941,655
                                                                                        ==============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Florida municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996,
40.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.0% to 24.2% of total investments.

See notes to financial statements



Massachusetts Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------    Principal
                          Amount
          Standard          (000
Moody's   & Poor's      Omitted)   Security                                              Value
-----------------------------------------------------------------------------------------------
                                   Education - 4.3%
A1        A+              $1,200   Massachusetts Health and
                                   Education Finance
                                   Authority, Tufts University,
                                   7.40%, 8/1/18                                    $1,282,644
A         A-               1,230   Massachusetts Health and
                                   Education Finance
                                   Authority, Suffolk
                                   University,(CLEE),
                                   5.85%, 7/1/16                                     1,232,977
A         A-               1,030   Massachusetts Industrial
                                   Finance Agency, Park
                                   School, 5.50% 9/1/16                                985,524
                                                                                --------------
                                                                                    $3,501,145
                                                                                --------------
                                   Escrowed/Prerefunded - 12.8%
Aaa       NR              $1,000   Lowell, Massachusetts,
                                   Prerefunded to 2/15/01,
                                   7.625%, 2/15/10                                  $1,142,950
Aaa       AAA              2,000   Lynn, Massachusetts, Water
                                   and Sewer Commission,
                                   (MBIA), Prerefunded to
                                   12/1/00, 7.25%, 12/1/10                           2,239,660
NR        A+               1,700   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Baystate Medical
                                   Center, Prerefunded to
                                   7/1/99, 7.375%, 7/1/08                            1,859,409
NR        AAA              1,060   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Jordan Hospital,
                                   (FHA), Prerefunded to
                                   8/15/98, 7.85%, 8/15/28                           1,150,301
Aaa       AAA              1,060   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Berkshire
                                   Health System, (MBIA),
                                   Prerefunded to 10/1/98,
                                   6.75%, 10/1/19                                    1,112,226
Aaa       AAA              2,500   Massachusetts Water
                                   Resource Authority,
                                   Prerefunded to 4/1/00,
                                   7.50%, 4/1/09                                     2,782,800
                                                                                --------------
                                                                                   $10,287,346
                                                                                --------------

                                   General Obligations - 8.4%
Baa       A-              $1,000   City of Lawrence,
                                   Massachusetts, State
                                   Qualified Bonds, 5.00%,
                                   9/15/02                                          $1,003,030
A1        A+               1,240   The Commonwealth of
                                   Massachusetts,
                                   6.10%, 6/1/02                                     1,320,873
Baa1      A                3,000   Puerto Rico Aqueduct &
                                   Sewer Authority, 5.00%,
                                   7/1/15                                            2,753,310
Baa1      A                1,000   Puerto Rico Aqueduct &
                                   Sewer Authority,
                                   5.00%, 7/1/19                                       903,050
Baa1      A                  750   Commonwealth of Puerto
                                   Rico, 6.35%, 7/1/10                                 794,610
                                                                                --------------
                                                                                    $6,774,873
                                                                                --------------
                                   Hospitals - 12.5%
Aa        AA-             $2,160   City of Boston,
                                   Massachusetts, Boston
                                   City Hospital, (FHA
                                   Insured Mortgage),
                                   5.15%, 2/15/01                                   $2,199,549
Baa       BB               1,130   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Milford
                                   Whitinsville Hospital,
                                   7.125% 7/15/02                                    1,138,577
NR        BBB-             1,845   Massachusetts Health and
                                   Educational Facilities
                                   Authority, North Adams
                                   Regional Hospital,
                                   6.25%, 7/1/04                                     1,861,660
NR        A-                 500   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Melrose
                                   Wakefield Hospital,
                                   5.375%, 7/1/05                                      496,570
NR        A-                 500   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Sisters of
                                   Providence Hospital,
                                   6.00%, 11/15/00                                     508,510
Aa        NR               3,000   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Daughters of
                                   Charity Issue,
                                   5.75%, 7/1/02                                     3,132,150
A         A                  650   Massachusetts Health and
                                   Educational Facilities
                                   Authority, New England
                                   Deaconess Hospital Issue,
                                   6.50%, 4/1/04                                       687,843
                                                                                --------------
                                                                                   $10,024,859
                                                                                --------------
                                   Housing - 0.2%
NR        BBB+              $180   Massachusetts Housing
                                   Finance Agency, (AMT),
                                   8.10%, 8/1/23                                      $188,879
                                                                                --------------
                                   Insured Education - 3.6%
Aaa       AAA               $665   Massachusetts Educational
                                   Financing Authority,
                                   (AMBAC), (AMT),
                                   6.65%, 1/1/01                                      $700,717
Aaa       AAA              2,110   Massachusetts Educational
                                   Financing Authority,
                                   (MBIA), (AMT),
                                   7.35%, 1/1/99                                     2,179,419
                                                                                --------------
                                                                                    $2,880,136
                                                                                --------------
                                   Insured General Obligations - 10.3%
Aaa       AAA             $1,000   Chelsea, Massachusetts,
                                   (AMBAC), 6.00%, 6/15/02                          $1,063,750
Aaa       AAA              1,500   The Commonwealth of
                                   Massachusetts, (FGIC),
                                   7.20%, 3/1/02                                     1,643,925
Aaa       AAA              2,500   The Commonwealth of
                                   Massachusetts, (FGIC),
                                   6.50%, 6/1/01                                     2,689,450
Aaa       AAA              1,000   Town of Rockport,
                                   Massachusetts, (AMBAC),
                                   6.80%, 12/15/04                                   1,090,610
Aaa       AAA              1,800   Worcester, Massachusetts,
                                   (MBIA), 5.75%, 10/1/14                            1,823,400
                                                                                --------------
                                                                                    $8,311,135
                                                                                --------------
                                   Insured Hospital - 1.3%
Aaa       AAA             $1,000   Massachusetts Health and
                                   Educational Facilities
                                   Authority, Central
                                   Massachusetts Medical
                                   Center, (AMBAC),
                                   5.50%, 7/1/99                                    $1,026,770
                                                                                --------------
                                   Insured Housing - 16.8%
Aaa       AAA             $1,900   Massachusetts Housing
                                   Finance Agency, (AMBAC),
                                   (AMT), 5.90%, 1/1/03                             $1,979,211
Aaa       AAA              4,800   Massachusetts Housing
                                   Finance Agency, (AMBAC),
                                   (AMT), (Harborpoint
                                   Development),
                                   6.20%, 12/1/10                                    4,851,120
Aaa       AAA              1,840   Massachusetts Housing
                                   Finance Agency, (AMBAC),
                                   (AMT), 6.00%, 7/1/04                              1,931,485
Aaa       AAA              4,730   Massachusetts Housing
                                   Finance Agency, (MBIA),
                                   6.125% 12/1/11                                    4,759,752
                                                                                --------------
                                                                                   $13,521,568
                                                                                --------------
                                   Insured Industrial
                                   Development Revenue - 1.8%
Aaa       AAA             $1,400   Massachusetts IFA
                                   (Nantucket Electric),
                                   (AMBAC), (AMT),
                                   5.30%, 7/1/04                                    $1,408,708
                                                                                --------------
                                   Insured Solid Waste - 1.3%
Aaa       AAA             $1,000   Massachusetts Industrial
                                   Finance Agency,
                                   REFUSETECH Inc.
                                   Project, (FSA),
                                   5.45%, 7/1/01                                    $1,024,220
                                                                                --------------
                                   Insured Transportation - 3.6%
Aaa       AAA             $3,000   Massachusetts Bay
                                   Transportation Authority,
                                   (AMBAC), 5.25%, 3/1/11                           $2,891,190
                                                                                --------------
                                   Insured Utility - 4.4%
Aaa       AAA             $2,000   Massachusetts Municipal
                                   Wholesale Electric
                                   Company, (AMBAC),
                                   6.625%, 7/1/03                                   $2,193,500
Aaa       AAA              1,225   Massachusetts Municipal
                                   Wholesale Electric
                                   Company, (MBIA),
                                   6.40%, 7/1/02                                     1,326,736
                                                                                --------------
                                                                                    $3,520,236
                                                                                --------------
                                   Insured Water and Sewer - 5.8%
Aaa       AAA             $2,000   Boston, MA Water &
                                   Sewer Authority, (FGIC),
                                   5.25%, 11/1/11                                   $1,921,380
Aaa       AAA              3,000   Massachusetts Water &
                                   Sewer Authority, (MBIA),
                                   5.00%, 12/1/16                                    2,760,090
                                                                                --------------
                                                                                    $4,681,470
                                                                                --------------
                                   Lease Revenue/Certificate
                                   of Participation - 2.0%
NR        BBB             $1,650   Puerto Rico ITEM &
                                   EC - Guaynabo Lease
                                   Program, 5.375%, 7/1/06                          $1,602,959
                                                                                --------------
                                   Nursing Homes - 2.7%
NR        NR              $1,000   Massachusetts Health and
                                   Educational Facilities,
                                   (1st Mortgage-Fairview
                                   Extended Care),
                                   10.125%, 1/1/11                                  $1,131,680
NR        NR               1,000   Massachusetts Industrial
                                   Finance Agency, Health
                                   Care Facilities,(Age Institute
                                   of Massachusetts),
                                   7.60%, 11/1/05                                    1,004,450
                                                                                --------------
                                                                                    $2,136,130
                                                                                --------------
                                   Special Tax Revenue - 2.3%
NR        NR              $1,750   Virgin Islands Public
                                   Finance Authority,
                                   6.70%, 10/1/99                                   $1,830,780
                                                                                --------------
                                   Transportation - 1.4%
A1        A+              $1,000   Woods Hole, Martha's
                                   Vineyard and Nantucket
                                   Steamship Authority,
                                   6.60%, 3/1/03                                    $1,097,690
                                                                                --------------
                                   Utilities - 1.3%
A         BBB+            $1,000   Massachusetts Municipal
                                   Wholesale Electric
                                   Company, 5.70%, 7/1/01                           $1,026,181
                                                                                --------------
                                   Water & Sewer Revenue - 3.2%
A         A               $1,000   Massachusetts Water
                                   Resources Authority,
                                   6.25%, 11/1/10                                   $1,044,350
Aa        NR               1,500   Massachusetts Water
                                   Abatement - New Bedford
                                   Loan Project,
                                   5.70%, 2/1/12                                     1,523,640
                                                                                --------------
                                                                                    $2,567,990
                                                                                --------------
                                   Total Tax-Exempt
                                   Investments (identified
                                   cost, $78,671,495)                              $80,304,265
                                                                                ==============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 48.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.3% to 23.8% of total investments.

See notes to financial statements



Michigan Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Escrowed/Prerefunded - 18.3%
Aaa            AAA             $1,500   Grand Ledge, Michigan
                                        Public School District,
                                        (MBIA), Prerefunded
                                        to 5/1/04, 7.875%,
                                        10/1/04                                             $1,805,655
Baa1           AAA                750   Puerto Rico Aqueduct &
                                        Sewer Authority,
                                        Prerefunded to 7/1/98,
                                        7.875%, 7/1/17                                         812,423
Aaa            AAA              2,305   Romulus, Michigan
                                        Community School
                                        District, Prerefunded to
                                        5/1/07, 0.00%, 5/1/22                                  481,399
                                                                                        --------------
                                                                                            $3,099,477
                                                                                        --------------
                                        General Obligations - 8.6%
Ba1            BBB               $650   Detroit, Michigan,
                                        6.25%, 4/1/05                                         $665,893
Ba1            BBB                495   Detroit, Michigan,
                                        6.40%, 4/1/05                                          512,013
Baa1           A                  250   Puerto Rico Public
                                        Building Authority,
                                        6.60%, 7/1/04                                          272,295
                                                                                        --------------
                                                                                            $1,450,201
                                                                                        --------------
                                        Hospitals - 14.3%
Baa            NR                $525   Flint, Michigan Hospital
                                        Authority, (Hurley Medical
                                        Center), 6.00%, 7/1/05                                $513,093
A              NR                 505   Marquette Michigan
                                        Hospital Finance Authority,
                                        6.625%, 4/1/07                                         509,954
NR             BBB                100   Michigan Hospital Finance
                                        Authority, (Central MI.
                                        Community Hospital),
                                        6.00%, 10/1/05                                         100,412
NR             BBB                100   Michigan Hospital
                                        Finance Authority,
                                        (Central MI. Community
                                        Hospital), 6.10%, 10/1/06                              100,444
NR             BBB                225   Michigan Hospital
                                        Finance Authority,
                                        (Central MI. Community
                                        Hospital), 6.20%, 10/1/07                              226,066
NR             BBB              1,000   Michigan State Hospital
                                        Finance Authority,
                                        (Gratiot Community
                                        Hospital), 6.10%, 10/1/07                              974,260
                                                                                        --------------
                                                                                            $2,424,229
                                                                                        --------------

                                        Housing - 6.2%
NR             A+              $1,000   Michigan State Housing
                                        Development Authority,
                                        6.00%, 4/1/01                                       $1,050,050
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 4.6%
NR             BB                $270   Richmond, Michigan
                                        Economic Development
                                        Corporation, K-MART
                                        Project, 6.30%, 1/1/99                                $269,131
Baa3           BB+                500   Puerto Rico Port Authority
                                        (American Airlines),
                                        (AMT) 6.25%, 6/1/26                                    505,725
                                                                                        --------------
                                                                                              $774,856
                                                                                        --------------
                                        Insured General Obligations - 16.2%
Aaa            AAA               $500   Comstock, Michigan
                                        Public Schools, (CGIC),
                                        6.80%, 5/1/02                                         $540,415
Aaa            AAA                500   Detroit, Michigan, School
                                        District,(AMBAC),
                                        6.50%, 5/1/10                                          546,860
Aaa            AAA                500   Imlay, Michigan, School
                                        District, 5.40%, 5/1/17                                481,935
Aaa            AAA                500   State of Michigan
                                        Municipal Bond Authority,
                                        Local Government Loan
                                        Project, (MBIA),
                                        5.375%, 11/1/17                                        474,895
Aaa            AAA                750   Willow Run, Michigan,
                                        Community School District,
                                        (AMBAC), 5.00%, 5/1/16                                 688,507
                                                                                        --------------
                                                                                            $2,732,612
                                                                                        --------------
                                        Insured Industrial
                                        Development Revenue - 6.3%
Aaa            AAA             $1,000   Monroe County, Michigan,
                                        The Detroit Edison
                                        Company, (AMBAC),
                                        (AMT), 6.35%, 12/1/04 (1)                           $1,070,790
                                                                                        --------------
                                        Insured Water & Sewer
                                        Revenue - 3.0%
Aaa            AAA               $525   Detroit, Michigan, Water
                                        Revenue, 5.10%, 7/1/07                                $513,492
                                                                                        --------------
                                        Lease Revenue/Certificate
                                        of Participation - 3.1%
A1             AA-             $1,000   State of Michigan Building
                                        Authority, 6.10%, 10/1/01                             $530,835
                                                                                        --------------

                                        Nursing Homes - 2.3%
NR             NR                $395   Michigan Hospital Finance
                                        Authority, (Presbyterian
                                        Villages), 6.20%, 1/1/06                              $395,778
                                                                                        --------------
                                        Solid Waste - 2.0%
Ba1            BBB-              $350   Central Wayne, Michigan,
                                        Sanitation Authority,
                                        6.40%, 7/1/06                                         $343,014
                                                                                        --------------
                                        Special Tax Revenue - 11.8%
NR             A-              $2,000   Detroit, Michigan,
                                        Downtown Development
                                        Authority Tax Increment,
                                        0.00%, 7/1/21                                         $407,840
NR             BBB+             1,500   Battle Creek, Michigan
                                        Downtown Development
                                        Authority, 6.65%, 5/1/02                             1,583,280
                                                                                        --------------
                                                                                            $1,991,120
                                                                                        --------------
                                        Water & Sewer Revenue - 3.3%
Aa             AA                 500   Michigan Municipal
                                        Bond Authority,
                                        7.00%, 10/1/02                                        $558,090
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $16,446,546)                                 $16,934,544
                                                                                        ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 25.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 2.8% to 19.3% of total investments.

See notes to financial statements





New Jersey Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Cogeneration - 4.7%
NR             BBB-            $2,250   New Jersey Economic
                                        Development Authority,
                                        Heating & Cooling,
                                        (Trigen-Trenton Project),
                                        (AMT), 6.10%, 12/1/04                               $2,264,130
NR             BB+                385   New Jersey Economic
                                        Development Authority,
                                        Electric Energy Facilities,
                                        (Vineland Cogeneration),
                                        (AMT), 7.875%, 6/1/19                                  416,000
NR             NR                 550   Port Authority of New York
                                        & New Jersey, (KIAC
                                        Project), (AMT),
                                        6.50%, 10/1/01                                         564,806
                                                                                        --------------
                                                                                            $3,244,936
                                                                                        --------------
                                        Education - 4.1%
NR             BBB+              $380   New Jersey Educational
                                        Facilities Authority, Drew
                                        University, 5.875%, 7/1/03                            $395,933
NR             A+                 340   Higher Education Assistance
                                        Authority, (State of New
                                        Jersey), (AMT), NJ Class
                                        Loan Program,
                                        5.70%, 1/1/02                                          341,646
A1             AA               1,895   Rutgers, The State
                                        University (The State of
                                        New Jersey), (MBIA),
                                        6.20%, 5/1/04                                        2,040,877
                                                                                        --------------
                                                                                            $2,778,456
                                                                                        --------------
                                        Escrowed - 6.9%
Aa1            AA+             $1,000   State of New Jersey,
                                        Prerefunded to 8/1/02,
                                        6.00%, 8/1/04                                       $1,064,090
Aaa            AAA              1,325   Port Authority of New York
                                        & New Jersey, (AMBAC),
                                        Pre-refunded to 10/1/02,
                                        7.40%, 10/1/12                                       1,523,776
Baa1           AAA              1,985   Puerto Rico Aqueduct &
                                        Sewer Authority,
                                        Prerefunded to 7/1/98,
                                        7.875%, 7/1/17                                       2,150,212
                                                                                        --------------
                                                                                            $4,738,078
                                                                                        --------------

                                        General Obligations - 10.2%
Aaa            AA+               $265   Middlesex County,
                                        New Jersey, Improvement
                                        Authority, 5.60%, 3/1/11                              $264,984
Aaa            AAA              1,000   County of Morris,
                                        New Jersey, 6.50%, 8/1/02                            1,097,150
A              AA               2,195   Jersey City, New Jersey,
                                        School District,
                                        6.25%, 10/1/10                                       2,325,559
Baa1           A-                 750   Puerto Rico Municipal
                                        Finance Agency,
                                        5.60%, 7/1/02                                          769,530
Baa1           A                1,285   Commonwealth of Puerto
                                        Rico, 6.35%, 7/1/10                                  1,361,432
Aa             AA               1,000   South Brunswick,
                                        New Jersey,
                                        7.125%, 7/15/02                                      1,119,850
Aaa            AA+                  5   Union County,
                                        New Jersey, Improvement
                                        Authority, 5.50%, 11/15/08                               5,101
                                                                                        --------------
                                                                                            $6,943,606
                                                                                        --------------
                                        Hospitals - 3.2%
A              A-              $1,000   New Jersey Health
                                        Care Facilities Financing
                                        Authority, (Atlantic City
                                        Medical Care Center),
                                        6.45%, 7/1/02                                       $1,053,170
A              A-                 340   New Jersey Health Care
                                        Facilities Financing
                                        Authority, (Atlantic City
                                        Medical Care Center),
                                        6.25%, 7/1/00                                          353,729
A              A-                 750   New Jersey Health Care
                                        Facilities Financing
                                        Authority, (Atlantic City
                                        Medical Care Center),
                                        6.55%, 7/1/03                                          795,525
                                                                                        --------------
                                                                                            $2,202,424
                                                                                        --------------
                                        Housing - 7.8%
NR             A+              $1,500   New Jersey Housing and
                                        Mortgage Finance
                                        Agency, 6.30%, 11/1/01                              $1,582,980
NR             A+               2,570   New Jersey Housing and
                                        Mortgage Finance Agency,
                                        6.50%, 11/1/03 (1)                                   2,709,602
NR             A+               1,000   New Jersey Housing and
                                        Mortgage Finance Agency,
                                        6.00%, 11/1/02                                       1,035,910
                                                                                        --------------
                                                                                            $5,328,492
                                                                                        --------------

                                        Industrial Development
                                        Revenue - 1.0%
Aa3            NR                $690   New Jersey Economic
                                        Development Authority,
                                        LOC: Bank of Paris,
                                        (AMT), 6.00%, 12/1/02                                 $707,036
                                                                                        --------------
                                        Insured Education - 3.0%
Aaa            AAA             $1,000   Essex County, New Jersey,
                                        Improvement Authority,
                                        (Guaranteed County
                                        College Project), (AMBAC),
                                        5.25%, 12/1/16                                        $959,110
Aaa            AAA              1,000   New Jersey State
                                        Educational Facilities,
                                        Seton Hall University,
                                        (FGIC), 6.10%, 7/1/01                                1,063,630
                                                                                        --------------
                                                                                            $2,022,740
                                                                                        --------------
                                        Insured General Obligations - 21.4%
Aaa            AAA             $1,000   Atlantic City, New Jersey,
                                        Board of Education,
                                        (AMBAC), 6.00%, 12/1/02                             $1,062,180
Aaa            AAA              1,175   Edison, New Jersey,
                                        (AMBAC), 4.70%, 1/1/04                               1,149,514
Aaa            AAA                500   City of Elizabeth, Union
                                        County, New Jersey,
                                        (MBIA) 6.10%, 11/15/99                                 526,260
Aaa            AAA                500   City of Elizabeth, Union
                                        County, New Jersey,
                                        (MBIA) 6.20%, 11/15/01                                 535,365
Aaa            AAA                500   City of Elizabeth, Union
                                        County, New Jersey,
                                        (MBIA) 6.20%, 11/15/02                                 536,390
Aaa            AAA              2,000   Essex County, New Jersey,
                                        (AMBAC), 5.375%,
                                        9/1/10                                               1,968,160
Aaa            AAA              1,200   Jackson Township,
                                        New Jersey, Local School
                                        District, (FGIC),
                                        6.60%, 6/1/02                                        1,313,328
Aaa            AAA              1,200   Jackson Township,
                                        New Jersey, Local School
                                        District, (FGIC),
                                        6.60%, 6/1/03                                        1,323,240
Aaa            AAA              1,200   Kearney, New Jersey, (FSA),
                                        6.50%, 2/1/04                                        1,311,660
Aaa            AAA                850   Roselle, New Jersey, (MBIA),
                                        4.65%, 10/15/03                                        839,953
Aaa            AAA              1,000   South Brunswick Township,
                                        New Jersey, Board of
                                        Education, (FGIC),
                                        6.40%, 8/1/03                                        1,084,260
Aaa            AAA             $1,000   South River, New Jersey,
                                        School District, (FGIC),
                                        5.00%, 12/1/09                                      $1,052,854
Aaa            AAA              2,000   Washington Township,
                                        New Jersey, Board of
                                        Education, 5.125%, 2/1/15                            1,887,460
                                                                                        --------------
                                                                                           $14,590,624
                                                                                        --------------
                                        Insured Hospital - 3.2%
Aaa            AAA             $1,910   New Jersey Health Care
                                        Facilities & Financing
                                        Authority, (Dover General
                                        Hospital & Medical Center),
                                        (MBIA), 7.00%, 7/1/04                               $2,152,589
                                                                                        --------------
                                        Insured Industrial
                                        Development Revenue - 1.6%
Aaa            AAA             $1,000   New Jersey Economic
                                        Development Authority,
                                        Market Transition
                                        5.80%, 7/1/09                                       $1,020,030
Aaa            AAA                100   Warren County
                                        New Jersey Pollution
                                        Control Finance Authority,
                                        Resource Recovery,
                                        (MBIA), 6.55%, 12/1/06                                 109,766
                                                                                        --------------
                                                                                            $1,129,796
                                                                                        --------------
                                        Insured Lease Revenue/
                                        Certificate of Participation - 0.9%
Aaa            AAA               $595   Hudson County,
                                        New Jersey, Certificates of
                                        Participation, (MBIA),
                                        6.20%, 6/1/03                                         $628,772
                                                                                        --------------
                                        Insured Solid Waste - 0.4%
Aaa            AAA               $250   The Bergen County
                                        Utilities Authority, Solid
                                        Waste System, (FGIC),
                                        6.00%, 6/15/02                                        $266,708
                                                                                        --------------
                                        Insured Transportation - 13.6%
Aaa            AAA             $2,000   New Jersey Transportation
                                        Trust Fund Authority,
                                        (MBIA), 5.00%, 6/15/15                              $1,877,260
Aaa            AAA              1,500   New Jersey Turnpike
                                        Authority, (FSA),
                                        5.90%, 1/1/03                                        1,572,330
Aaa            AAA              1,000   New Jersey Turnpike
                                        Authority, (MBIA),
                                        5.90%, 1/1/04                                        1,051,560
Aaa            AAA               $895   New Jersey Turnpike
                                        Authority, (FSA),
                                        6.40%, 1/1/02                                         $958,044
Aaa            AAA              2,000   Port Authority of New York
                                        & New Jersey, (AMBAC),
                                        5.125%, 7/15/14                                      1,908,860
Aaa            AAA              2,000   Port Authority of New York
                                        & New Jersey, (AMBAC),
                                        5.20%, 7/15/21                                       1,872,980
                                                                                        --------------
                                                                                            $9,241,034
                                                                                        --------------
                                        Insured Utility - 1.6%
Aaa            AAA             $1,000   Middlesex County,
                                        New Jersey, Utility
                                        Authority, (FGIC)
                                        6.10%, 12/1/01                                      $1,065,310
                                                                                        --------------
                                        Lease Revenue/Certificates
                                        Of Participation - 2.4%
A1             A+                $720   New Jersey Economic
                                        Development Authority,
                                        Lease Revenue,
                                        (Green Lights Energy
                                        Project), 5.00%, 1/15/06                              $705,809
A1             A+                 875   State of New Jersey,
                                        Certificates of Participation,
                                        5.90%, 4/1/99                                          900,681
                                                                                        --------------
                                                                                            $1,606,490
                                                                                        --------------
                                        Life Care - 0.5%
NR             NR                $310   New Jersey Economic
                                        Development Authority,
                                        (Cadbury Corporation
                                        Project), 8.00%, 7/1/15                               $322,239
                                                                                        --------------
                                        Solid Waste - 4.2%
Baa            NR                $300   The Atlantic County
                                        Utilities Authority
                                        (New Jersey), Solid Waste
                                        System, 7.00%, 3/1/08                                 $296,502
A1             AA-                500   Gloucester County
                                        Improvement Authority of
                                        New Jersey, (Landfill
                                        Project), 5.20%, 9/1/99                                511,450
A1             NR                 300   The Passaic County
                                        Utilities Authority
                                        (New Jersey), Solid
                                        Waste Disposal,
                                        5.70%, 3/1/98                                          305,058
NR             A                1,700   The Union County
                                        Utilities Authority
                                        (New Jersey), Solid
                                        Waste System, (AMT),
                                        7.20%, 6/15/04                                       1,729,818
                                                                                        --------------
                                                                                            $2,842,828
                                                                                        --------------

                                        Transportation - 3.7%
A1             AA-               $250   New Jersey Highway
                                        Authority, (Garden State
                                        Parkway), 6.10%, 1/1/06                               $264,960
Baa3           BB+              1,625   Port Authority of New York
                                        & New Jersey, (Delta
                                        Airlines), 6.10%, 12/1/04                            1,731,746
A1             AA-                500   Port Authority of New York
                                        & New Jersey,
                                        5.50%, 7/1/06                                          510,160
                                                                                        --------------
                                                                                            $2,506,866
                                                                                        --------------
                                        Utility - 5.6%
Baa1           BBB+            $1,000   Puerto Rico Electric
                                        Power Authority,
                                        6.125%, 7/1/08                                      $1,045,789
Baa1           BBB+             1,785   Puerto Rico Electric
                                        Power Authority,
                                        6.125%, 7/1/09                                       1,853,100
Baa1           BBB+             1,000   Puerto Rico Electric
                                        Power Authority,
                                        6.125%, 7/1/08                                         915,860
                                                                                        --------------
                                                                                            $3,814,749
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $66,515,858)                                 $68,133,773
                                                                                        ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 45.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 5.6% to 16.4% of total investments.

See notes to financial statements





New York Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Cogeneration - 0.8%
NR             NR                $950   Port Authority of New York
                                        & New Jersey - KIAC
                                        Project, 6.50%, 10/1/01                               $975,574
                                                                                        --------------
                                        Education - 10.4%
Baa1           BBB             $1,000   City University of
                                        New York, John Jay College,
                                        6.00%, 8/15/06                                      $1,013,280
NR             AA               1,000   Dormitory Authority of the
                                        State of New York,
                                        Manhattan College,
                                        6.10%, 7/1/04                                        1,049,530
A1             A+               5,955   Dormitory Authority of the
                                        State of New York,
                                        University of Rochester,
                                        6.50%, 7/1/09 (1)                                    6,146,989
Baa1           BBB              1,000   Dormitory Authority of the
                                        State of New York, City
                                        University, 6.10%, 7/1/01                            1,039,860
NR             AA               1,000   Dormitory Authority of the
                                        State of New York, Nursing
                                        Home, (Our Lady of
                                        Consolation), (FHA),
                                        5.20%, 8/1/05                                          995,730
Baa1           BBB+             1,000   Dormitory Authority of the
                                        State of New York, State
                                        University, 7.25%, 5/15/99                           1,064,560
Baa1           BBB+             1,000   Dormitory Authority of
                                        The State of New York,
                                        State University,
                                        5.20%, 5/15/03                                         997,170
                                                                                        --------------
                                                                                           $12,307,119
                                                                                        --------------
                                        Escrowed/Prerefunded - 9.5%
Aaa            NR              $1,250   Dormitory Authority of
                                        the State of New York,
                                        State University,
                                        Prerefunded to
                                        5/15/02, 6.75%, 5/15/21                             $1,394,375
Aaa            AAA              2,000   New York State Housing
                                        Finance Agency, Escrowed
                                        to Maturity, 6.80%, 5/15/01                          2,179,660
Aaa            AA-              2,500   Port Authority of New York
                                        & New Jersey, (AMBAC),
                                        Prerefunded to
                                        10/1/02, 7.40%, 10/1/12                              2,875,050
NR             AA-              2,000   Power Authority of the
                                        State of New York,
                                        Prerefunded to
                                        1/1/98, 8.00%, 1/1/17                                2,130,240
Aaa            AAA              2,500   Suffolk County, New York
                                        Water Authority, (AMBAC),
                                        Prerefunded to 6/1/02,
                                        6.00%, 6/1/17                                        2,698,150
                                                                                        --------------
                                                                                           $11,277,475
                                                                                        --------------
                                        General Obligations - 10.2%
Baa1           BBB+            $1,000   The City of New York,
                                        6.375%, 8/1/05                                      $1,033,120
Baa1           BBB+             3,000   The City of New York,
                                        6.40%, 8/1/03                                        3,148,200
Baa1           BBB+             1,500   The City of New York,
                                        6.375%, 8/1/06                                       1,543,050
A              A-               1,500   State of New York,
                                        7.50%, 11/15/00                                      1,650,720
A              A-               1,000   State of New York,
                                        7.50%, 11/15/01                                      1,119,690
A              A-               2,000   State of New York,
                                        7.00%, 11/15/02                                      2,221,740
Baa1           A                1,350   Puerto Rico
                                        Commonwealth,
                                        6.35%, 7/1/10                                        1,430,298
                                                                                        --------------
                                                                                           $12,146,818
                                                                                        --------------
                                        Hospitals - 7.1%
Baa1           BBB             $2,340   Dormitory Authority of
                                        New York, Department of
                                        Health, 5.375%, 7/1/08                              $2,255,900
NR             AAA              2,000   New York State Medical
                                        Care Facilities Finance
                                        Agency, Mount Sinai
                                        Hospital, 5.40%, 8/15/00                             2,050,260
NR             AAA              3,000   New York State Medical
                                        Care Facilities Finance
                                        Agency, Mount Sinai
                                        Hospital, 5.50%, 8/15/01                             3,103,140
Baa            NR               1,000   New York State Dormitory
                                        Authority, Nyack Hospital,
                                        6.00%, 7/1/06                                        1,005,750
                                                                                        --------------
                                                                                            $8,415,050
                                                                                        --------------
                                        Housing - 4.2%
Aa             AA              $5,100   New York City Housing
                                        Development Corporation,
                                        (Multi-Family),
                                        5.625%, 5/1/12                                      $5,014,116
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 1.5%
Baa3           BB+             $1,700   Puerto Rico Port
                                        Authority - American
                                        Airlines, 6.25%, 6/1/26                             $1,719,465
                                                                                        --------------

                                        Insured Education - 4.7%
Aaa            AAA             $1,075   Dormitory Authority of
                                        the State of New York,
                                        Mt. Sinai School of
                                        Medicine, (MBIA),
                                        6.75%, 7/1/09                                       $1,159,581
Aaa            AAA              2,550   Dormitory Authority of
                                        the State of New York,
                                        State University,
                                        (AMBAC), 5.25%, 7/1/14                               2,444,670
Aaa            AAA              2,000   Dormitory Authority of
                                        the State of New York,
                                        State University, (AMBAC),
                                        5.25%, 7/1/06                                        1,975,000
                                                                                        --------------
                                                                                            $5,579,251
                                                                                        --------------
                                        Insured Hospital - 6.3%
Aaa            AAA             $4,450   New York State Medical
                                        Care Facilities Finance
                                        Agency, New York State
                                        Hospital, (AMBAC),
                                        6.10%, 2/15/04                                      $4,736,936
Aaa            AAA              2,500   New York State Medical
                                        Care Facilities Finance
                                        Agency, New York State
                                        Hospital, (AMBAC),
                                        6.20%, 2/15/05                                       2,695,800
                                                                                        --------------
                                                                                            $7,432,736
                                                                                        --------------
                                        Insured Lease Revenue/
                                        Certificate of Participation - 1.6%
Aaa            AAA             $2,000   City University of
                                        New York - John Jay
                                        College, (AMBAC),
                                        6.00%, 8/15/08                                      $1,923,660
                                                                                        --------------
                                        Insured Miscellaneous - 0.9%
Aaa            AAA             $1,000   New York State Municipal
                                        Bond Bank Agency,
                                        (AMBAC), 6.625%,
                                        3/15/06                                             $1,084,270
                                                                                        --------------

                                        Insured Transportation - 9.7%
Aaa            AAA             $2,240   Metropolitan Transportation
                                        Authority for the City of
                                        New York, (MBIA),
                                        5.70%, 7/1/10                                       $2,256,934
Aaa            AAA              3,500   The Port Authority of
                                        New York and New Jersey,
                                        (MBIA), 6.375%, 10/15/17                             3,713,850
Aaa            AAA              1,000   The Port Authority of
                                        New York and New Jersey,
                                        (AMBAC), 5.20%, 7/15/15                                956,030
Aaa            AAA              2,000   Triborough Bridge and
                                        Tunnel Authority, (MBIA),
                                        6.20%, 1/1/01                                        2,121,140
Aaa            AAA              2,290   Triborough Bridge and
                                        Tunnel Authority, (FGIC),
                                        5.80%, 1/1/02                                        2,390,554
                                                                                        --------------
                                                                                           $11,438,508
                                                                                        --------------

                                        Insured Utility - 5.1%
Aaa            AAA               $500   New York State Energy
                                        Research and Development
                                        Authority, Gas Facilities,
                                        (Brooklyn Union Gas),
                                        (MBIA), 5.50%, 1/1/21                                 $486,255
Aaa            AAA              5,000   New York State Energy
                                        Research and Development
                                        Authority, Central Hudson
                                        Gas, (FGIC), 7.375%,
                                        10/1/14                                              5,503,000
                                                                                        --------------
                                                                                            $5,989,255
                                                                                        --------------
                                        Insured Water and Sewer - 1.7%
Aaa            AAA             $1,000   New York City Municipal
                                        Water Finance Authority,
                                        (AMBAC), 5.80%, 6/15/03                             $1,051,950
Aaa            AAA              1,000   Suffolk County, New York,
                                        Water Authority, (MBIA),
                                        5.00%, 6/1/15                                          922,300
                                                                                        --------------
                                                                                            $1,974,250
                                                                                        --------------
                                        Lease Revenue/Certificates
                                        of Participation - 6.8%
A1             AA              $3,500   Housing New York
                                        Corporation, 6.00%,
                                        11/1/03                                             $3,655,435
Baa1           BBB              4,715   New York Urban
                                        Development Corporation,
                                        5.375%, 1/1/15                                       4,346,192
                                                                                        --------------
                                                                                            $8,001,627
                                                                                        --------------
                                        Special Tax Revenue - 4.6%
A              A               $3,725   New York Local
                                        Government Assistance
                                        Corporation, 5.25%,
                                        4/1/16                                              $3,541,805
A              A                1,750   New York Local
                                        Government Assistance
                                        Corporation, 7.00%, 4/1/04                           1,928,517
                                                                                        --------------
                                                                                            $5,470,322
                                                                                        --------------
                                        Transportation - 12.4%
A1             A               $1,750   New York State Thruway
                                        Authority, 5.375%, 1/1/02                           $1,794,398
A              A-               1,645   New York State Thruway
                                        Authority, 5.80%, 4/1/09                             1,661,730
Baa1           BBB              1,000   New York State Thruway
                                        Authority, 6.00%, 4/1/03                             1,039,150
Baa1           BBB              3,000   New York State Thruway
                                        Authority, 5.75%, 4/1/16                             2,924,550
A1             AA-              3,000   Port Authority of New York
                                        & New Jersey, (AMT),
                                        6.00%, 7/1/14                                        3,055,380
Baa3           BB+              2,875   Port Authority of New York
                                        & New Jersey,
                                        (Delta Airlines),
                                        6.95%, 6/1/08                                        3,063,858
Aa             A+               1,250   Triborough Bridge &
                                        Tunnel Authority,
                                        4.75%, 1/1/19                                        1,102,663
                                                                                        --------------
                                                                                           $14,641,729
                                                                                        --------------
                                        Water & Sewer Revenue - 2.5%
A              A-              $1,825   New York City Municipal
                                        Water Finance Authority,
                                        5.70%, 6/15/02                                      $1,901,285
Aaa            AAA              1,000   New York State
                                        Environmental Facilities
                                        Corporation, County of
                                        Westchester Project,
                                        5.60%, 9/15/13                                       1,001,281
                                                                                        --------------
                                                                                            $2,902,566
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $116,927,363)                               $118,293,791
                                                                                        ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 30.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 8.0% to 18.1% of total investments.

See notes to financial statements





Ohio Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------   Principal
                               Amount
               Standard          (000
Moody's        & Poor's      Omitted)   Security                                                 Value
------------------------------------------------------------------------------------------------------
                                        Education - 5.8%
A1             A+                $500   The Student Loan Funding
                                        Corporation of Cincinnati,
                                        (AMT), 5.75%, 8/1/03                                  $505,290
A1             NR               1,200   The Student Loan Funding
                                        Corporation of Cincinnati,
                                        (AMT), 5.95%, 8/1/05                                 1,212,600
                                                                                        --------------
                                                                                            $1,717,890
                                                                                        --------------
                                        Escrowed - 7.4%
Aaa            AAA               $650   Clermont County, Ohio,
                                        Water Works, (AMBAC),
                                        Prerefunded to 12/1/01,
                                        6.625%, 12/1/16                                       $721,676
NR             NR                 350   Cuyahoga County, Ohio,
                                        (Judson Retirement
                                        Community), Escrowed to
                                        11/15/99, 8.875%,
                                        11/15/19                                               403,175
Baa1           AAA              1,000   Puerto Rico Aqueduct &
                                        Sewer Authority,
                                        Prerefunded to 7/1/98
                                        7.875%, 7/1/17                                       1,083,230
                                                                                        --------------
                                                                                            $2,208,081
                                                                                        --------------
                                        General Obligations - 14.2%
NR             NR                $500   Cleveland, Ohio, City
                                        School District, 6.50%,
                                        6/15/97                                               $500,680
Aa             NR                 500   Hamilton County, Ohio,
                                        5.00%, 12/1/16                                         458,330
NR             A+                 300   Kings County, Ohio, Local
                                        School District, 7.60%,
                                        12/1/10                                                336,789
Baa1           A                1,000   Commonwealth of Puerto
                                        Rico, 6.25%, 7/1/08                                  1,058,980
A              NR               1,000   Wauseon, Ohio School
                                        District, 7.25%, 12/1/10                             1,079,760
NR             NR                 770   Youngstown, Ohio,
                                        County School District,
                                        6.40%, 7/1/00                                          789,419
                                                                                        --------------
                                                                                            $4,223,958
                                                                                        --------------

                                        Hospitals - 15.7%
A              A-              $1,000   Erie County Hospital
                                        Improvement (Fireland
                                        Community Hospital
                                        Project), 6.75%, 1/1/08                             $1,057,240
Aa             NR               1,000   Franklin County, Ohio,
                                        Hospital Improvement,
                                        (Children' s Hospital),
                                        5.75%, 11/1/15                                         995,360
Baa            BBB                500   Hamilton County Ohio
                                        Health System (Providence
                                        Hospital Project),
                                        6.00%, 7/1/01                                          506,105
NR             NR                 990   Mt. Vernon Ohio Hospital,
                                        (Knox Community
                                        Hospital), 7.875%,6/1/12                             1,020,225
Aa2            NR               1,000   Warren County, Ohio,
                                        Hospital Facilities,
                                        (Otterbein Homes
                                        Project), 7.20%, 7/1/11                              1,093,830
                                                                                        --------------
                                                                                            $4,672,760
                                                                                        --------------
                                        Housing - 4.3%
NR             AAA             $1,000   Cuyahoga County, Ohio,
                                        Multifamily Housing,
                                        (National Terminal
                                        Apts. Project),
                                        6.40%, 7/1/16                                       $1,006,430
NR             NR                 300   Lucas County, Ohio,
                                        Economic Development
                                        Multifamily Housing
                                        (County Creek Project),
                                        8.00%, 7/1/26                                          285,012
                                                                                        --------------
                                                                                            $1,291,442
                                                                                        --------------
                                        Industrial Development
                                        Revenue - 8.5%
Aa             NR                $650   Cuyahoga County, Ohio,
                                        IDR, (Chippewa Place
                                        Project), 5.80% 8/1/05                                $663,436
NR             A-               1,020   Ohio Economic
                                        Development Commission,
                                        (ABS Industries)
                                        (AMT), 6.00%, 6/1/04                                 1,046,316
NR             A-                 765   Ohio Economic
                                        Development Commission,
                                        (Ohio Enterprise Bond
                                        Fund-Progress Plastics
                                        Products), (AMT),
                                        6.80%, 12/1/01                                         828,694
                                                                                        --------------
                                                                                            $2,538,446
                                                                                        --------------
                                        Insured Education - 3.8%
Aaa            AAA             $1,250   Ohio State Public
                                        Facilities Commission,
                                        (Higher Educational
                                        Facilities), (AMBAC),
                                        4.30%, 12/1/08                                      $1,127,450
                                                                                        --------------
                                        Insured General Obligations - 24.4%
Aaa            AAA             $1,000   Cleveland, Ohio, (MBIA),
                                        6.50%, 11/15/01                                     $1,088,050
Aaa            AAA                300   Huron County, Ohio,
                                        (Landfill Refunding),
                                        (MBIA), 5.50%, 12/1/08                                 302,625
Aaa            AAA              1,350   Mt. Vernon County, Ohio,
                                        Local School District,
                                        (FGIC), 7.50%, 12/1/14                               1,566,040
Aaa            AAA              1,760   Southwest Licking Ohio
                                        School Facilities
                                        Improvement, (FGIC),
                                        7.10%, 12/1/16                                       1,700,640
Aaa            AAA                400   St. Henry, Ohio, Local
                                        School District, (MBIA),
                                        5.25%, 12/1/19                                         377,468
Aaa            AAA              1,000   West Clermont Ohio
                                        School District, (AMBAC),
                                        7.125%, 12/1/19                                        570,175
Aaa            AAA              1,500   West Clermont Ohio
                                        School District, (AMBAC),
                                        6.90%, 12/1/12 (1)                                   1,672,245
                                                                                        --------------
                                                                                            $7,277,243
                                                                                        --------------
                                        Insured Hospital - 3.7%
Aaa            AAA             $1,000   Portage County Ohio
                                        Hospital Revenue Bonds,
                                        (Robinson Hospital Project),
                                        (MBIA), 6.50%, 11/15/04                             $1,097,600
                                                                                        --------------
                                        Insured Transportation - 3.2%
Aaa            AAA             $1,000   Dayton, Ohio, Airport
                                        Revenue, (James M. Cox -
                                        Dayton International
                                        Airport), (AMBAC),
                                        5.25%, 12/1/15                                        $952,340
                                                                                        --------------
                                        Insured Utility - 1.8%
Aaa            AAA               $500   Cleveland, Ohio, Public
                                        Power System, (MBIA),
                                        6.10%, 11/15/03                                       $538,760
                                                                                        --------------
                                        Insured Water & Sewer - 2.1%
Aaa            AAA               $690   Bellefontaine, Ohio,
                                        Water System Mortgage
                                        Revenue, (AMBAC),
                                        5.00%, 12/1/15                                        $635,580
                                                                                        --------------
                                        Life Care - 2.2%
NR             BBB-              $680   Marion County, Ohio,
                                        Health Care Facilities,
                                        (United Church Homes
                                        Project), 5.25%, 11/15/98                             $675,131
                                                                                        --------------
                                        Nursing Homes - 1.2%
NR             NR                $300   Greene County, Ohio,
                                        First Mortgage, (Fairview
                                        Extended Care),
                                        10.125%, 1/1/11                                       $339,504
                                                                                        --------------
                                        Special Tax - 1.7%
NR             NR                $504   Columbus Ohio Special
                                        Assessment, 6.05%, 9/15/05                            $501,221
                                                                                        --------------
                                        Total Tax-Exempt
                                        Investments (identified
                                        cost, $29,217,526)                                 $29,797,406
                                                                                        ==============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Ohio municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 39.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 11.0% to 19.1% of total investments.

See notes to financial statements



Pennsylvania Limited Maturity Municipals Portfolio
Portfolio of Investments - September 30, 1996 (Unaudited)

Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------    Principal
                          Amount
          Standard          (000
Moody's   & Poor's      Omitted)   Security                                              Value
---------------------------------  ------------------------------------------------------------
                                   Assisted Living - 1.5%
NR        NR              $1,120   Delaware County,
                                   Pennsylvania, Industrial
                                   Development Authority,
                                   (Glen Riddle Project),
                                   (AMT),8.125%, 9/1/05                             $1,181,141
                                                                                --------------
                                   Cogeneration - 4.3%
NR        BBB-             2,000   Pennsylvania Economic
                                   Development Financing
                                   Authority, (Resource
                                   Recovery - Culver Project),
                                   (AMT), 7.05%, 12/1/10                            $2,094,260
NR        NR               1,200   Pennsylvania Economic
                                   Development Financing
                                   Authority, (Resource
                                   Recovery for Northampton),
                                   6.75%, 1/1/07                                     1,221,120
                                                                                --------------
                                                                                    $3,315,380
                                                                                --------------
                                   Education - 8.8%
NR        AAA               $700   Montgomery County
                                   Higher Education and
                                   Health Authority, (Saint
                                   Joseph's University),
                                   (CLEE), 6.00%, 12/15/02                            $741,447
Aa        A+               1,500   Pennsylvania Higher
                                   Educational Facilities
                                   Authority, (Thomas
                                   Jefferson University),
                                   5.90%, 8/15/00                                    1,567,170
Aa        AA               4,500   Pennsylvania Higher
                                   Educational Facilities
                                   Authority, (University of
                                   Pennsylvania Hospital),
                                   5.875%, 1/1/15                                    4,545,630
                                                                                --------------
                                                                                    $6,854,247
                                                                                --------------
                                   Escrowed - 16.2%
Aaa       AAA             $3,200   Philadelphia Municipal
                                   Authority, Justice Lease
                                   Revenue Bonds, (FGIC),
                                   Prerefunded to 11/15/01,
                                   7.10%, 11/15/11                                  $3,603,712
Aaa       NR               2,500   Philadelphia, Pennsylvania,
                                   Hospital & Higher
                                   Education, (Children's
                                   Hospital), Prerefunded to
                                   2/15/02, 6.50%, 2/15/21                           2,743,800
Aaa       AAA             $2,070   Pennsylvania
                                   Intragovernmental
                                   Cooperative Authority,
                                   (City of Philadelphia
                                   Funding Program), (FGIC),
                                   Escrowed to Maturity,
                                   6.00%, 6/15/02                                   $2,197,698
Baa       BBB                500   Pennsylvania State Higher
                                   Education, (Medical
                                   College of Pennsylvania),
                                   Prefunded to 3/1/01,
                                   7.25%, 3/1/05                                       558,380
Aaa       AAA              1,500   Somerset County,
                                   Pennsylvania, General
                                   Authority, (FGIC),
                                   Escrowed to Maturity,
                                   6.50%, 10/15/01                                   1,623,225
Aaa       AAA              7,000   Westmoreland County,
                                   Pennsylvania, Municipal
                                   Authority, 0.00%, 8/15/19                         1,851,990
                                                                                --------------
                                                                                   $12,578,805
                                                                                --------------
                                   General Obligations - 4.2%
Aa        AA              $1,575   Delaware County,
                                   Pennsylvania, 5.50%,
                                   10/1/15                                          $1,556,714
Baa1      A                  750   Puerto Rico Aqueduct &
                                   Sewer Authority, 5.00%,
                                   7/1/15                                              688,328
Baa1      A                1,000   The Commomwealth of
                                   Puerto Rico, Public
                                   Improvement Refunding
                                   Bonds, 5.50%, 7/1/01                              1,034,870
                                                                                --------------
                                                                                    $3,279,912
                                                                                --------------
                                   Hospitals - 21.4%
Aa        AA              $2,000   Geisinger, Pennsylvania,
                                   Health System, 7.375%,
                                   7/1/02                                           $2,153,500
NR        AAA              1,030   Indiana County,
                                   Pennsylvania, Hospital
                                   Authority, (Indiana
                                   Hospital Project),
                                   (CLEE), 5.75%, 7/1/00                             1,062,723
NR        AAA                825   Indiana County,
                                   Pennsylvania, Hospital
                                   Authority, (Indiana
                                   Hospital Project), (CLEE),
                                   5.875%, 7/1/01                                      859,320
A         BBB+            $1,000   Monroeville, Pennsylvania,
                                   Hospital Authority,
                                   (Forbes Health),
                                   5.75%, 10/1/05                                   $1,003,470
Baa       NR               1,030   Montgomery County,
                                   Pennsylvania, Higher
                                   Education & Health
                                   Authority, (Montgomery
                                   Hospital), 6.25%, 7/1/06                          1,043,359
Baa       NR               1,100   Montgomery County,
                                   Pennsylvania, Higher
                                   Education & Health
                                   Authority, (Montgomery
                                   Hospital), 6.375%, 7/1/07                         1,117,380
A         NR                 500   New Castle Area Hospital
                                   Authority, (St. Francis
                                   Hospital of New Castle),
                                   5.90%, 11/15/00                                     513,905
NR        BBB                445   Northampton County
                                   Hospital Authority,
                                   (Easton Hospital)
                                   6.90%, 1/1/02                                       457,504
Baa1      BBB+             1,500   The Hospitals and Higher
                                   Education Facilities
                                   Authority of Philadelphia,
                                   (Graduate Health System),
                                   7.00%, 7/1/05                                     1,533,885
Baa1      BBB+             2,500   Philadelphia, Pennsylvania,
                                   Hospital and Higher
                                   Education Facilities
                                   Authority, (Pennsylvania
                                   Hospital), 6.05%, 7/1/04                          2,536,700
Aa        NR               4,750   Pottsville, PA, Hospital
                                   Authority, (Daughters of
                                   Charity), 5.00%,
                                   8/15/12 (1)                                       4,368,195
                                                                                --------------
                                                                                   $16,649,941
                                                                                --------------
                                   Industrial Development
                                   Revenue - 1.2%
NR        NR                $885   Chester County, PA,
                                   Industrial Development
                                   Authority, 8.00%, 9/1/05                           $926,153
                                                                                --------------
                                   Insured Education - 3.1%
Aaa       AAA             $2,280   Lycoming County
                                   Authority, Pennnsylvania,
                                   College Revenue Bonds,
                                   (AMBAC), 6.00%, 11/1/01                          $2,409,253
                                                                                --------------

                                   Insured General Obligations - 6.1%
Aaa       AAA             $2,000   Bucks County,
                                   Pennsylvania, Technical
                                   School Authority,
                                   (AMBAC), 5.375%,
                                   8/15/15                                          $1,920,840
Aaa       AAA              3,000   Commonwealth of
                                   Pennsylvania, (AMBAC),
                                   5.00%, 11/15/11                                   2,838,330
                                                                                --------------
                                                                                    $4,759,170
                                                                                --------------
                                   Insured Hospitals - 12.6%
Aaa       AAA             $1,250   Allegheny County,
                                   Pennsylvania, Hospital
                                   Development Authority,
                                   (South Hills Health),
                                   (MBIA), 5.50%, 5/1/08                            $1,255,250
Aaa       AAA              1,000   The Hospital Authority of
                                   Beaver County,
                                   Pennsylvania, (The Medical
                                   Center of Beaver, PA),
                                   (AMBAC), 5.90%,
                                   7/1/00                                            1,043,810
Aaa       AAA              1,985   Chester County,
                                   Pennsylvania, Health &
                                   Educational Facilities,
                                   (Chester County Hospital),
                                   (MBIA), 5.625%, 7/1/09                            1,977,656
Aaa       AAA              1,000   Erie County, Pennsylvania,
                                   Hospital Authority, (Hamot
                                   Health System), (AMBAC),
                                   7.10%, 2/15/10                                    1,087,220
Aaa       AAA              2,050   Sayre Health Care Facilities
                                   Authority, (Guthrie Medical
                                   Center), (AMBAC),
                                   6.50%, 3/1/00                                     2,169,556
Aaa       AAA              2,100   Washington County
                                   Hospital Authority,
                                   (Shadyside Hospital
                                   Project), (AMBAC),
                                   5.80%, 12/15/02                                   2,215,899
                                                                                --------------
                                                                                    $9,749,391
                                                                                --------------
                                   Insured Lease Revenue/
                                   Certificates of Participation - 2.1%
Aaa       AAA               $500   The Harrisburg Authority
                                   (Dauphin County,
                                   Pennsylvania), Lease
                                   Revenue Bonds, (CGIC),
                                   6.25%, 6/1/01                                      $535,300
Aaa       AAA              1,000   Northumberland County
                                   Authority, Pennsylvania,
                                   Lease Revenue Bonds,
                                   (MBIA), 6.50%, 10/15/01                           1,082,150
                                                                                --------------
                                                                                    $1,617,450
                                                                                --------------
                                   Insured Transportation - 5.7%
Aaa       AAA             $4,250   Pennsylvania State
                                   Turnpike Commisssion,
                                   (AMBAC), 6.25%,
                                   6/1/11 (1)                                       $4,437,383
                                                                                --------------
                                   Life Care - 1.0%
NR        NR                $245   Delaware County,
                                   Pennsylvania, Authority,
                                   (White Horse Village),
                                   6.30%, 7/1/03                                      $245,368
NR        NR                 505   Delaware County,
                                   Pennsylvania, Authority,
                                   (White Horse Village),
                                   6.40%, 7/1/04                                       505,848
                                                                                --------------
                                                                                      $751,216
                                                                                --------------
                                   Nursing Home - 0.7%
NR        NR                $500   Wilkins Area,
                                   Pennsylvania, Industrial
                                   Development Authority,
                                   (Fairview Extended Care),
                                   10.25%, 1/1/21                                     $568,095
                                                                                --------------
                                   Solid Waste - 2.4%
Baa       A-                $500   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      511,805
Baa       A-                 500   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      513,890
Baa       A-                 300   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      310,011
Baa       A-                 500   Greater Lebanon Refuse
                                   Authority of Lebanon
                                   County, Pennsylvania, Solid
                                   Waste Revenue,
                                   6.20%, 5/15/99                                      518,755
                                                                                --------------
                                                                                    $1,854,461
                                                                                --------------
                                   Special Tax Revenue - 0.3%
NR        NR                $250   Virgin Islands Public
                                   Finance Authority,
                                   (V.I. General Obligation/
                                   Matching Loan Fund
                                   Notes), 6.70%, 10/1/99                             $261,540
                                                                                --------------
                                   Transportation - 4.8%
Aa3       AA-             $2,550   Southeastern Pennsylvania
                                   Transportation Authority,
                                   LOC:Canadian Imperial
                                   Bank of Commerce,
                                   6.00%, 6/1/99                                    $2,646,033
Aa3       AA-              1,000   Southeastern Pennsylvania
                                   Transportation Authority,
                                   LOC: Canadian Imperial
                                   Bank of Commerce,
                                   6.00%, 6/1/99                                     1,052,490
                                                                                --------------
                                                                                    $3,698,523
                                                                                --------------
                                   Utility - 1.4%
NR        NR              $1,000   Virgin Island Water &
                                   Authority, 7.40%, 7/1/11                         $1,058,840
                                                                                --------------
                                   Water & Sewer - 2.2%
NR        AA              $1,600   Pennsylvania Infrastucture
                                   Investment Authority,
                                   (Pennvest Pool Program),
                                   6.45%, 9/1/04                                    $1,743,855
                                                                                --------------
                                   Total Tax-Exempt
                                   Investments (identified
                                   cost, $76,000,297)                              $77,694,756
                                                                                ==============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities.
The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 29.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.7% to 22.9% of total investments.

See notes to financial statements




Limited Maturity Municipals Portfolios
Financial Statements

Statments of Assets and Liabilities

September 30, 1996 (Unaudited)

                                       California     Connecticut         Florida   Massachusetts        Michigan
                                          Limited         Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------    ------------
Assets:
Investments --
Identified cost                       $48,626,770     $13,652,704    $104,324,918     $78,671,495     $16,446,546
Unrealized appreciation                 1,310,815         229,251       2,616,737       1,632,770         487,998
                                     ------------    ------------    ------------    ------------    ------------
Total investments, at value
(Note 1A)                             $49,937,585     $13,881,955    $106,941,655     $80,304,265     $16,934,544
Cash                                      300,741          24,512             128             628             540
Receivable for daily variation
margin on open financial
futures contracts (Note 1E)                14,063           3,938          15,469          11,250           4,500
Receivable for investments sold         1,710,228              --         490,000       2,152,342              --
Interest receivable                       872,066         219,245       2,387,597       1,234,078         398,525
Deferred organization expenses
(Note 1D)                                   2,401           1,064           6,679           6,480           1,811
                                     ------------    ------------    ------------    ------------    ------------
Total assets                          $52,837,084     $14,130,714    $109,841,528     $83,709,043     $17,339,920
                                     ------------    ------------    ------------    ------------    ------------
Liabilities:
Demand note payable (Note 5)                  $--            $ --         $89,000        $870,000         $16,000
Payable for investments purchased       1,988,773              --              --         519,843              --
Payable to affiliate --
Trustees' fee                               1,543              41           2,044           1,544           1,237
Accrued expenses                            4,508           1,651          10,872           7,347           1,010
                                     ------------    ------------    ------------    ------------    ------------
Total liabilities                      $1,994,824          $1,692        $101,916      $1,398,734         $18,247
                                     ------------    ------------    ------------    ------------    ------------
Net Assets applicable to
investors' interest in
Portfolio                             $50,842,260     $14,129,022    $109,739,612     $82,310,309     $17,321,673
                                     ============    ============    ============    ============    ============

Sources of Net Assets:
Net proceeds from capital
contributions and withdrawals         $49,591,121     $13,918,106    $107,188,518     $80,725,279     $16,854,396
Unrealized appreciation of
investments and financial
futures contracts (computed on the
basis of identified cost)               1,251,139         210,916       2,551,094       1,585,030         467,277
                                     ------------    ------------    ------------    ------------    ------------
Total                                 $50,842,260     $14,129,022    $109,739,612     $82,310,309     $17,321,673
                                     ============    ============    ============    ============    ============



Statements of Assets and Liabilities

September 30, 1996 (Unaudited)

                                       New Jersey        New York            Ohio    Pennsylvania
                                          Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------
Assets:
Investments --
Identified cost                       $66,515,858    $116,927,363     $29,124,986     $76,000,297
Unrealized appreciation                 1,617,915       1,366,428         672,420       1,694,459
                                     ------------    ------------    ------------    ------------
Total investments, at value
(Note 1A)                             $68,133,773    $118,293,791     $29,797,406     $77,694,756
Cash                                          315       2,175,768         110,001         471,553
Receivable for daily variation
margin on open financial futures
contracts (Note 1E)                        17,156          11,250           4,219          14,063
Receivable for investments sold         1,301,997              --         574,868       2,680,360
Interest receivable                     1,110,661       2,082,335         561,895       1,311,314
Deferred organization expenses
(Note 1D)                                   2,785           4,070           1,261           4,244
                                     ------------    ------------    ------------    ------------
Total assets                          $70,566,687    $122,567,214     $31,049,650     $82,176,290
                                     ------------    ------------    ------------    ------------
Liabilities:
Demand note payable (Note 5)             $912,000            $ --            $ --            $ --
Payable for investments purchased              --       1,993,130         301,742       2,903,787
Payable to affiliate --
Trustees' fee                               1,544           2,044             417           1,544
Accrued expenses                            6,126          10,816           2,612           6,471
                                     ------------    ------------    ------------    ------------
Total liabilities                        $919,670      $2,005,990        $304,771      $2,911,802
                                     ------------    ------------    ------------    ------------
Net Assets applicable to investors'
interest in Portfolio                 $69,647,017    $120,561,224     $30,744,879     $79,264,488
                                     ============    ============    ============    ============

Sources of Net Assets:
Net proceeds from capital
contributions and withdrawals         $68,106,374    $119,242,536     $30,086,705     $77,629,704
Unrealized appreciation of
investments and financial futures
contracts (computed on the basis of
identified cost)                        1,540,643       1,318,688         658,174       1,634,784
                                     ------------    ------------    ------------    ------------
Total                                 $69,647,017    $120,561,224     $30,744,879     $79,264,488
                                     ============    ============    ============    ============

See notes to financial statements





Statements of Operations

Six Months Ended September 30, 1996 (Unaudited)

                                       California     Connecticut         Florida   Massachusetts        Michigan
                                          Limited         Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------    ------------
Investment Income:
Interest income                        $1,536,294        $393,886      $3,194,008      $2,429,471        $563,180
                                     ------------    ------------    ------------    ------------    ------------
Expenses --
Investment adviser fee (Note 2)          $128,123         $33,271        $270,842        $205,650         $45,718
Compensation of Trustees not
members of the Investment
Adviser's organization                      3,224             123           4,216           3,738              82
Custodian fees (Note 1G)                   16,619           6,784          32,239          19,711           8,174
Legal and accounting services              18,520          14,220          20,420          20,420          18,420
Amortization of organization
expenses (Note 1D)                            499           1,288           2,108           2,050           1,561
Miscellaneous                              10,674           4,325          17,769          17,526           5,647
                                     ------------    ------------    ------------    ------------    ------------
Total expenses                           $177,659         $60,011        $347,594        $269,095         $79,602
                                     ------------    ------------    ------------    ------------    ------------
Deduct --
Reduction of investment
adviser fee (Note 2)                        $  --         $16,677           $  --           $  --           $  --
Reduction of custodian
fee (Note 1G)                               1,815           3,346           3,859           7,880           2,416
                                     ------------    ------------    ------------    ------------    ------------
Total                                      $1,815         $20,023          $3,859          $7,880          $2,416
                                     ------------    ------------    ------------    ------------    ------------
Net expenses                             $175,844         $39,988        $343,735        $261,215         $77,186
                                     ------------    ------------    ------------    ------------    ------------
Net investment income                  $1,360,450        $353,898      $2,850,273      $2,168,256        $485,994
                                     ------------    ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) --
Investment transactions
(identified cost basis)                 ($122,600)        $11,875       ($447,887)      ($209,918)       $162,171
Financial futures contracts              (350,046)        (44,410)       (604,420)       (328,595)        (98,059)
                                     ------------    ------------    ------------    ------------    ------------
Net realized gain (loss)                ($472,646)       ($32,535)    ($1,052,307)      ($538,513)        $64,112
                                     ------------    ------------    ------------    ------------    ------------
Change in unrealized
appreciation (depreciation) --
Investments                              $272,386          $2,525        $312,799          $2,712        ($90,436)
Financial futures contracts               (59,675)        (15,159)        (65,643)        (47,740)        (15,958)
                                     ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation
(depreciation) of investments            $212,711        ($12,634)       $247,156        ($45,028)      ($106,394)
                                     ------------    ------------    ------------    ------------    ------------
Net realized and unrealized loss        ($259,935)       ($45,169)      ($805,151)      ($583,541)       ($42,282)
                                     ------------    ------------    ------------    ------------    ------------
Net increase in net assets
from operations                        $1,100,515        $308,729      $2,045,122      $1,584,715        $443,712
                                     ============    ============    ============    ============    ============



Statements of Operations (Continued)

Six Months Ended September 30, 1996 (Unaudited)

                                       New Jersey        New York            Ohio    Pennsylvania
                                          Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------
Investment Income:
Interest income                        $2,065,062      $3,511,702        $929,511      $2,431,381
                                     ------------    ------------    ------------    ------------
Expenses --
Investment adviser fee (Note 2)          $173,692        $300,218         $75,224        $200,015
Compensation of Trustees not
members of the Investment
Adviser's organization                      3,225           4,217             828           3,225
Custodian fees (Note 1G)                   22,025          36,484          11,385          25,483
Legal and accounting services              18,420          20,420          18,420          20,420
Amortization of organization
expenses (Note 1D)                            897           1,289           1,288           1,339
Miscellaneous                               9,408          14,611           6,201          15,954
                                     ------------    ------------    ------------    ------------
Total expenses                           $227,667        $377,239        $113,346        $266,436
Deduct --
Reduction of custodian
fee (Note 1G)                               9,927           4,890           3,217           3,941
                                     ------------    ------------    ------------    ------------
Net expenses                             $217,740        $372,349        $110,129        $262,495
                                     ------------    ------------    ------------    ------------
Net investment income                  $1,847,322      $3,139,353        $819,382      $2,168,886
                                     ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) --
Investment transactions
(identified cost basis)                   $13,590        ($55,254)       $170,489        $292,280
Financial futures contracts              (286,485)       (553,518)        (89,321)       (576,904)
                                     ------------    ------------    ------------    ------------
Net realized gain (loss)                ($272,895)      ($608,772)        $81,168       ($284,624)
                                     ------------    ------------    ------------    ------------
Change in unrealized
appreciation (depreciation) --
Investments                              $127,275        ($16,010)        ($1,381)      ($208,107)
Financial futures contracts               (63,883)        (47,740)        (14,246)        (59,675)
                                     ------------    ------------    ------------    ------------
Net unrealized appreciation
(depreciation) of investments             $63,392        ($63,750)       ($15,627)      ($267,782)
                                     ------------    ------------    ------------    ------------
Net realized and unrealized
gain (loss)                             ($209,503)      ($672,522)        $65,541       ($552,406)
                                     ------------    ------------    ------------    ------------
Net increase in net assets
from operations                        $1,637,819      $2,466,831        $884,923      $1,616,480
                                     ============    ============    ============    ============

See notes to financial statments





Statements of Changes in Net Assets

Six Months Ended September 30, 1996 (Unaudited)

                                       California     Connecticut         Florida   Massachusetts        Michigan
                                          Limited         Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------    ------------
Increase (Decrease)
in Net Assets:
From operations --
Net investment income                  $1,360,450        $353,898      $2,850,273      $2,168,256        $485,994
Net realized gain (loss)
on investments                           (472,646)        (32,535)     (1,052,307)       (538,513)         64,112
Change in unrealized appreciation
of investments                            212,711         (12,634)        247,156         (45,028)       (106,394)
                                     ------------    ------------    ------------    ------------    ------------
Net increase in net assets
from operations                        $1,100,515        $308,729      $2,045,122      $1,584,715        $443,712
                                     ------------    ------------    ------------    ------------    ------------
Capital transactions --
Contributions                          $7,819,944        $639,611     $21,639,528     $16,916,097        $251,914
Withdrawals                           (17,294,279)     (1,680,844)    (41,780,049)    (33,325,779)     (4,565,359)
                                     ------------    ------------    ------------    ------------    ------------
Decrease in net assets resulting
from capital transactions             ($9,474,335)    ($1,041,233)   ($20,140,521)   ($16,409,682)    ($4,313,445)
                                     ------------    ------------    ------------    ------------    ------------
Total decrease in net assets          ($8,373,820)      ($732,504)   ($18,095,399)   ($14,824,967)    ($3,869,733)
Net Assets:
At beginning of period                 59,216,080      14,861,526     127,835,011      97,135,276      21,191,406
                                     ------------    ------------    ------------    ------------    ------------
At end of period                      $50,842,260     $14,129,022    $109,739,612     $82,310,309     $17,321,673
                                     ============    ============    ============    ============    ============



Statements of Changes in Net Assets (Continued)

Six Months Ended September 30, 1996 (Unaudited)

                                       New Jersey        New York            Ohio    Pennsylvania
                                          Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------
Increase (Decrease)
in Net Assets:
From operations --
Net investment income                  $1,847,322      $3,139,353        $819,382      $2,168,886
Net realized gain (loss)
on investments                           (272,895)       (608,772)         81,168        (284,624)
Change in unrealized appreciation
of investments                             63,392         (63,750)        (15,627)       (267,782)
                                     ------------    ------------    ------------    ------------
Net increase in net assets
from operations                        $1,637,819      $2,466,831        $884,923      $1,616,480
                                     ------------    ------------    ------------    ------------
Capital transactions --
Contributions                         $15,071,160     $21,586,967        $446,624     $19,231,304
Withdrawals                           (27,234,538)    (42,221,053)     (4,116,043)    (33,777,296)
                                     ------------    ------------    ------------    ------------
Decrease in net assets resulting
from capital transactions            ($12,163,378)   ($20,634,086)    ($3,669,419)   ($14,545,992)
                                     ------------    ------------    ------------    ------------
Total decrease in net assets         ($10,525,559)   ($18,167,255)    ($2,784,496)   ($12,929,512)
Net Assets:
At beginning of period                 80,172,576     138,728,479      33,529,375      92,194,000
                                     ------------    ------------    ------------    ------------
At end of period                      $69,647,017    $120,561,224     $30,744,879     $79,264,488
                                     ============    ============    ============    ============



Statements of Changes in Net Assets(Continued)

Year Ended March 31, 1996

                                       California     Connecticut         Florida   Massachusetts        Michigan
                                          Limited         Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------    ------------
Increase (Decrease)
in Net Assets:
From operations --
Net investment income                  $3,416,052        $795,358      $6,849,405      $5,212,102      $1,341,190
Net realized gain (loss)
on investments                            690,889          16,771         295,731         (63,095)        313,930
Change in unrealized appreciation
of investments                            500,309         283,601       1,590,260       1,762,463          87,479
                                     ------------    ------------    ------------    ------------    ------------
Net increase in net assets
from operations                        $4,607,250      $1,095,730      $8,735,396      $6,911,470      $1,742,599
                                     ------------    ------------    ------------    ------------    ------------
Capital transactions --
Contributions                          $2,502,298      $1,702,174     $10,648,982      $4,408,033        $748,500
Withdrawals                           (30,237,193)     (5,251,996)    (56,128,282)    (33,303,769)    (14,497,709)
                                     ------------    ------------    ------------    ------------    ------------
Decrease in net assets resulting
from capital transactions            ($27,734,895)    ($3,549,822)   ($45,479,300)   ($28,895,736)   ($13,749,209)
                                     ------------    ------------    ------------    ------------    ------------
Total decrease in net assets         ($23,127,645)    ($2,454,092)   ($36,743,904)   ($21,984,266)   ($12,006,610)
Net Assets:
At beginning of year                   82,343,725      17,315,618     164,578,915     119,119,542      33,198,016
                                     ------------    ------------    ------------    ------------    ------------
At end of year                        $59,216,080     $14,861,526    $127,835,011     $97,135,276     $21,191,406
                                     ============    ============    ============    ============    ============



Statements of Changes in Net Assets (Continued)

Year Ended March 31, 1996
                                       New Jersey        New York            Ohio    Pennsylvania
                                          Limited         Limited         Limited         Limited
                                        Portfolio       Portfolio       Portfolio       Portfolio
                                     ------------    ------------    ------------    ------------
Increase (Decrease)
in Net Assets:
From operations --
Net investment income                  $4,281,726      $7,387,952      $1,869,100      $4,991,356
Net realized gain (loss)
on investments                             83,359         217,916         230,400        (470,305)
Change in unrealized appreciation
of investments                            875,687       2,312,427         179,256       1,828,795
                                     ------------    ------------    ------------    ------------
Net increase in net assets
from operations                        $5,240,772      $9,918,295      $2,278,756      $6,349,846
                                     ------------    ------------    ------------    ------------
Capital transactions --
Contributions                          $2,138,038      $7,273,143      $1,242,994      $4,976,577
Withdrawals                           (24,485,909)    (52,095,383)     (9,427,749)    (32,738,468)
                                     ------------    ------------    ------------    ------------
Decrease in net assets resulting
from capital transactions            ($22,347,871)   ($44,822,240)    ($8,184,755)   ($27,761,891)
                                     ------------    ------------    ------------    ------------
Total decrease in net assets         ($17,107,099)   ($34,903,945)    ($5,905,999)   ($21,412,045)
Net Assets:
At beginning of year                   97,279,675     173,632,424      39,435,374     113,606,045
                                     ------------    ------------    ------------    ------------
At end of year                        $80,172,576    $138,728,479     $33,529,375     $92,194,000
                                     ============    ============    ============    ============

See notes to financial statments





Supplementary Data

                                      California Limited Portfolio
                       ----------------------------------------------------
                    Six Months Ended            Year Ended March 31,
                        September 30,    ----------------------------------
                          (Unaudited)         1996         1995      1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)               0.65%+        0.58%        0.53%       0.46%+
Net Expenses after
custodian fee reduction        0.64%+        0.55%          --          --
Net investment income          4.95%+        4.82%        4.72%       4.50%+
Portfolio Turnover               18%           36%          56%          6%
Net Assets, end of period
(000 omitted)               $50,842       $59,216      $82,344     $95,704

++ The operating expenses of The Portfolios may reflect a reduction of The investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
Expenses (1)                                                          0.52%+
Expenses after custodian
fee reduction                                                           --
Net investment income                                                 4.44%+



Supplementary Data (continued)

                                  Connecticut Limited Portfolio
                       ----------------------------------------------------
                    Six Months Ended            Year Ended March 31,
                  September 30, 1996     ----------------------------------
                          (Unaudited)        1996         1995         1994*
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)               0.60%+        0.39%        0.17%      0.00%+
Net Expenses after
custodian fee reduction        0.56%+        0.35%          --         --
Net investment income          4.92%+        4.91%        4.95%      4.53%+
Portfolio Turnover               33%           52%          73%        39%
Net Assets, end of period
(000 omitted)               $14,129       $14,862      $17,316    $16,767

++ The operating expenses of The Portfolios may reflect a reduction of The investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
Expenses (1)                   0.83%+        0.72%        0.67%      0.62%+
Expenses after custodian
fee reduction                  0.79%+          --           --         --
Net investment income          4.69%+        4.58%        4.45%      3.92%+



Supplementary Data (continued)

                                      Florida Limited Portfolio
                    -------------------------------------------------------
                    Six Months Ended           Year Ended March 31,
                        September 30,    ----------------------------------
                          (Unaudited)        1996         1995         1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)              0.60%+        0.55%        0.52%       0.49%+
Net expenses after
custodian fee reduction       0.59%+        0.54%          --          --
Net investment income         4.86%+        4.73%        4.73%       4.53%+
Portfolio Turnover              28%           20%          44%          8%
Net Assets, end of period
(000 omitted)             $109,740      $127,835     $164,579    $185,977


Supplementary Data (Continued)

                               Massachusetts Limited Portfolio
                 ----------------------------------------------------
                   Six Months Ended     Year Ended March 31,
                 September 30, 1996  --------------------------------
                         (Unaudited         1996       1995       1994**
                 ------------------    ---------    -------    ------
Ratios
(As a percentage of
average daily net
assets):
Net expenses (1)               0.61%+       0.57%      0.54%      0.52%+
Net expenses after
custodian fee reduction        0.59%+       0.55%        --         --
Net investment income          4.89%+       4.72%      4.90%      4.57%+
Portfolio Turnover               29%          27%        46%         8%
Net Assets, end of period
(000 omitted)               $82,310      $97,135   $119,120   $119,772

+   Annualized.

*   For the period from the start of business, April 16, 1993, to March 31, 1994.

**  For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the year ended March 31, 1996, and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The expense ratios for each of the periods ended
    March 31, 1995 and 1994 have not been adjusted to reflect this change.

See notes to financial statements




Supplementary Data (continued)

                                    Michigan Limited Portfolio
                       ----------------------------------------------------
                     Six Months Ended             Year Ended March 31,
                   September 30, 1996    ----------------------------------
                           (Unaudited)       1996         1995         1994*
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)               0.83%+        0.68%        0.48%        0.00%+
Net expenses after
custodian fee reduction        0.80%+        0.64%          --           --
Net investment income          5.04%+        5.00%        4.88%        4.62%+
Portfolio Turnover                 14%         40%         111%          30%
Net Assets, end of period
(000 omitted)                 $17,322     $21,191      $33,198      $35,608

++ The operating expenses of The Portfolios may reflect a reduction of The investment adviser fee and/or an allocation of expenses to the Investment
   Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
Expenses (1)                                              0.59%        0.54%+
Net investment income                                     4.77%        4.08%+



Supplementary Data (continued)

                                     New Jersey Limited Portfolio
                       ----------------------------------------------------
                     Six Months Ended           Year Ended March 31,
                         September 30,   ----------------------------------
                           (Unaudited)       1996         1995         1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)                 0.61%+      0.57%        0.54%      0.54%+
Net Expenses after
custodian fee reduction          0.58%+      0.55%          --         --
Net investment income            4.93%+      4.78%        4.73%      4.53%+
Portfolio Turnover                 18%         42%          44%        10%
Net Assets, end of period
(000 omitted)                 $69,647     $80,173      $97,280   $102,948

++ The operating expenses of The Portfolios may reflect a reduction of The investment adviser fee and/or an allocation of expenses to the Investment
   Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
Expenses (1)
Net investment income



Supplementary Data (continued)

                                     New York Limited Portfolio
                       ----------------------------------------------------
                     Six Months Ended           Year Ended March 31,
                         September 30,   ----------------------------------
                           (Unaudited)       1996         1995         1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net
assets)++:
Net expenses (1)               0.58%+        0.55%        0.52%        0.47%+
Net Expenses after
custodian fee reduction        0.57%+        0.53%          --           --
Net investment income          4.80%+        4.66%        4.79%        4.50%+
Portfolio Turnover               21%           32%          31%           5%
Net Assets, end of period
(000 omitted)              $120,561      $138,728     $173,632     $183,768

++ The operating expenses of The Portfolios may reflect a reduction of The investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
Expenses (1)
Net investment income



Supplementary Data (continued)

                                      Ohio Limited Portfolio
                       ----------------------------------------------------
                     Six Months Ended             Year Ended March 31,
                         September 30,     --------------------------------
                           (Unaudited)       1996         1995          1994**
                             --------    --------     --------     --------
Ratios
(As a percentage of
average daily net assets)
Net expenses (1)                 0.71%+      0.63%       0.46%         0.00%+
Net Expenses after
custodian fee reduction          0.69%+      0.61%          --           --
Net investment income            5.16%+      5.06%        4.96%        4.68%+
Portfolio Turnover                 17%         47%         120%          33%
Net Assets, end of period
(000 omitted)                 $30,745     $33,529      $39,435      $37,978

++ The operating expenses of The Portfolios may reflect a reduction of The investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
average daily net assets):
Expenses (1)                                              0.58%        0.54%+
Net investment income                                     4.84%        4.14%+

+   Annualized.

*   For the period from the start of business, April 16, 1993, to March 31, 1994.

**  For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the year ended March 31, 1996, and periods thereafter, have been adjusted to reflect a change in reporting requirements.The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The expense ratios for each of the periods ended March 31, 1995 and 1994 have not been  adjusted to reflect this change.

See notes to financial statements




Supplementary Data (Continued)

                                   Pennsylvania Limited Portfolio
                -------------------------------------------------------
                   Six Months Ended           Year Ended March 31,
                 September 30, 1996   ---------------------------------
                         (Unaudited        1996       1995       1994*
                -------------------      ------   --------    --------
Ratios
(As a percentage of
average daily net
assets):
Net expenses (1)               0.63%+       0.58%      0.53%      0.50%+
Net expenses after
custodian fee
reduction (1)                  0.62%+       0.56%        --         --
Net investment income          5.09%+       4.81%      4.77%      4.59%+
Portfolio Turnover               25%          24%        39%        12%
Net Assets, end of period
(000 omitted)               $79,264      $92,194   $113,606   $123,620

+ Annualized.

* For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the year ended March 31, 1996, and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The expense ratios for each of the periods ended March 31, 1995 and 1994 have not been adjusted to reflect this change.

See notes to financial statements




Notes to Financial Statements
(Unaudited)

(1) Significant Accounting Policies

California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), and Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. When-issued and Delayed Delivery Transactions -- The Portfolios may engage in When-issued and Delayed Delivery Transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

G. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reflected as a reduction of operating expenses in the Statements of Operations.

H. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Other -- Investment transactions are accounted for on a trade date basis.

J. Interim Financial Information -- The interim financial statements relating to September 30, 1996 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research
(BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended September 30, 1996, each Portfolio paid advisory fees as follows:

Portfolio                Amount      Effective Rate*
----------           ----------     ---------------
California Limited     $128,123               0.47%
Connecticut Limited      33,271               0.46%
Florida Limited         270,842               0.46%
Massachusetts Limited   205,650               0.46%
Michigan Limited         45,718               0.47%
New Jersey Limited      173,692               0.46%
New York Limited        300,218               0.46%
Ohio Limited             75,224               0.47%
Pennsylvania Limited    200,015               0.47%

To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $16,677 for the six months ended September 30, 1996.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 1996, no significant amounts have been deferred.

* Annualized



(3) Investments
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended September 30, 1996 were as follows:

             California     Connecticut       Florida  Massachusetts     Michigan
                Limited         Limited       Limited        Limited      Limited
              Portfolio       Portfolio     Portfolio      Portfolio    Portfolio
        ---------------    ------------     ---------      ---------    ---------
Purchases   $ 9,811,742      $4,681,367   $31,836,410    $26,876,803   $2,664,204
Sales        19,585,647       5,271,602    48,849,046     46,394,716    6,163,875

             New Jersey        New York          Ohio     Pennsylvania
                Limited         Limited       Limited          Limited
              Portfolio       Portfolio     Portfolio        Portfolio
        ---------------    ------------     ---------      -----------
Purchases  $ 12,912,676     $26,377,260    $5,244,592      $21,317,093
Sales        23,491,569      44,229,354     8,943,987       34,158,774



(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1996, as computed on a federal income tax basis, are as follows:


               California     Connecticut       Florida     Massachusetts     Michigan
                  Limited         Limited       Limited           Limited      Limited
                Portfolio       Portfolio     Portfolio         Portfolio    Portfolio
             ------------    ------------    ----------    --------------   ----------
Aggregate
cost         $ 48,626,770    $ 13,652,704  $104,324,918      $ 78,671,495 $ 16,446,546
             ============    ============  ============    ==============   ==========
Gross
unrealized
appreciation   $1,386,454       $ 268,245   $ 2,806,678        $1,661,900     $597,550
Gross
unrealized
depreciation       75,639          38,994       189,941            29,130      109,552
             ------------    ------------    ----------    --------------   ----------
Net
unrealized
appreciation   $1,310,815       $ 229,251    $2,616,737        $1,632,770    $ 487,998
             ============    ============  ============    ==============   ==========



               New Jersey        New York          Ohio      Pennsylvania
                  Limited         Limited       Limited           Limited
                Portfolio       Portfolio     Portfolio         Portfolio
             ------------    ------------  ------------     -------------
Aggregate
cost         $ 66,515,858    $116,927,363  $ 29,124,986      $ 76,000,297
             ============    ============  ============    ==============
Gross
unrealized
appreciation   $1,807,450     $ 1,897,947     $ 752,648       $ 1,962,817
Gross
unrealized
depreciation      189,535         531,519        80,228           268,358
             ------------    ------------  ------------     -------------
Net
unrealized
appreciation   $1,617,915     $ 1,366,428     $ 672,420       $ 1,694,459
             ============    ============  ============    ==============

(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank, a portion of which is discretionary. Each portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate.


In addition, a fee computed at an annual rate of 1/4 of 1% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1996, the Florida Limited Portfolio, Michigan Limited Portfolio and New Jersey Limited Portfolio had balances outstanding pursuant to this line of credit of $89,000, $16,000 and $912,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the six months ended September 30, 1996.

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1996 is as follows:

           Futures Contracts
               Expiration                                Net Unrealized
 Portfolio       Date       Contracts           Position  Depreciation
-----------    -----   ---------------------   ---------  --------------
California
Limited         12/96  50 U.S. Treasury Bonds     Short      $59,676
Connecticut
Limited         12/96  14 U.S. Treasury Bonds     Short       18,335
Florida
Limited         12/96  55 U.S. Treasury Bonds     Short       65,643
Massachusetts
Limited         12/96  40 U.S. Treasry Bonds      Short       47,740
Michigan
Limited         12/96  16 U.S. Treasury Bonds     Short       20,721
New Jersey
Limited         12/96  61 U.S. Treasury Bonds     Short       77,272
New York
Limited         12/96  40 U.S. Treasury Bonds     Short       47,740
Ohio
Limited         12/96  15 U.S. Treasury Bonds     Short       14,246
Pennsylvania
Limited         12/96  50 U.S. Treasury Bonds     Short       59,675






Investment Management

Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Portfolios
-----------------------------------------------------------
Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

Raymond E. Hender
Vice President and Portfolio Manager of Florida, Massachusetts, New York and Pennsylvania Limited Maturity Municipals Portfolios

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Investment Adviser of Limited Maturity Municipals Portfolios

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Traditional Limited Maturity Municipals Funds

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

Eaton Vance Investment Trust
24 Federal Street
Boston, MA 02110

M-10LTFCSRC-10/96